     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION -- MARCH 1, 2005


                                 SECURITIES ACT OF 1933 REGISTRATION NO. 2-25483

                        INVESTMENT COMPANY ACT OF 1940 REGISTRATION NO. 811-1402

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM N-3
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

           PRE-EFFECTIVE AMENDMENT NO.                            [ ]


           POST-EFFECTIVE AMENDMENT NO. 54                        [X]


                                      AND

           REGISTRATION STATEMENT UNDER THE
           INVESTMENT COMPANY ACT OF 1940


           AMENDMENT NO. 34                                       [X]

                       (CHECK APPROPRIATE BOX OR BOXES.)
                      ------------------------------------
                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)
                           (EXACT NAME OF REGISTRANT)

                         CONTINENTAL ASSURANCE COMPANY
                          (NAME OF INSURANCE COMPANY)


                 CNA CENTER, CHICAGO, ILLINOIS            60685

 (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

           INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (800) 351-3001
                      ------------------------------------

                             LYNNE GUGENHEIM, ESQ.
                         CONTINENTAL ASSURANCE COMPANY

                                   CNA CENTER

                            CHICAGO, ILLINOIS 60685
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                      ------------------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

    [ ]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485

    [X]  ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485

    [X]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
    [ ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
    [ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
    [ ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

    [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: GROUP VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS

GROUP
VARIABLE
ANNUITY
CONTRACTS                                                               [B LOGO]

     The group variable annuity contracts described in this prospectus provide:

     - tax deferred annuities for employees of public schools and certain tax-exempt organizations; and

     - retirement plans for self-employed individuals and their eligible employees.

     You may participate in these contracts by investing in Continental Assurance Company Separate Account (B), a separate account created by Continental Assurance Company. We will place all purchase payments that you make under a contract, after the deduction of initial charges, in Separate
Account (B).

     Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of the separate account is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Continental Assurance Company acts as investment adviser to, and as principal underwriter for, Separate Account (B).

     Group variable annuity contracts involve risks, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution. The contracts are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency.

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the separate account and the group variable annuity contracts that you need before purchasing a contract.


     To learn more about Separate Account (B) and the contracts offered by this prospectus, you can obtain a copy of the Statement of Additional Information dated April 30, 2005. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the Statement of Additional Information appears on page 43 of this prospectus. For a free copy of the Statement of Additional Information, the Annual Report, the Semi-Annual Report, to request other information about Separate Account (B) or to make Participant inquiries, please call or write us at:


                         Continental Assurance Company

                       Attn: Pension Client Services-42S

                                P.O. Box 803572
                          Chicago, Illinois 60680-3572
                           Telephone: (800) 351-3001
                           Web Site: www.cna.com/sab/
                          Internet e-mail: sab@cna.com


     In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about Separate Account (B). Links to these web sites are also available through Separate Account (B)'s website.


     The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)


                             DATED: APRIL 30, 2005

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. NEITHER CONTINENTAL ASSURANCE COMPANY NOR SEPARATE ACCOUNT (B) HAS AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT THAN THAT WHICH IS SET FORTH IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                               ------------------

                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
Summary.....................................................    4
  Group Variable Annuity Contracts..........................    4
  Fee and Expense Tables with Examples......................    4
     Level Deduction Contract for 403(b) Plans Fees and
      Expenses..............................................    4
     Graded Deduction Contract for 403(b) Plans Fees and
      Expenses..............................................    5
     Contract for HR-10 Plans Fees and Expenses.............    6
  The Investment Adviser and Investment Advisory Fee........    7
  403(b) Plan Sales and Administrative Charges..............    8
  HR-10 Plan Sales and Administrative Charges...............    8
  Minimum Purchase..........................................    9
  Investment Objectives.....................................    9
  Transfers.................................................    9
  Annuity Selection.........................................    9
  Withdrawals...............................................    9
  Penalty Taxes.............................................    9
Condensed Financial Information.............................   11
Description of CAC and Separate Account (B).................   13
  General...................................................   13
  Investment Policies and Restrictions......................   14
Management..................................................   19
  The Committee.............................................   19
  Portfolio Manager.........................................   19
  Investment Advisory Agreement.............................   19
Underwriting................................................   20
Deductions and Expenses.....................................   21
  Sales and Administrative Charges--General.................   21
  Sales and Administrative Charges--403(b) Plans............   21
  Sales and Administrative Charges--HR-10 Plans.............   22
  Investment Advisory Charges...............................   23

                                                             PAGE
                                                             ----
Description of Group Variable Annuity Contracts.............   23
  General...................................................   23
  Sales of Contracts........................................   24
  Voting Rights.............................................   24
  Assignment................................................   25
  Modification or Termination of the Contract...............   25
  Contractholder Inquiries..................................   25
  Purchase Payments and Accumulations.......................   25
  Allocation of Purchase Payments--HR-10 Plans..............   25
  Accumulation Period.......................................   26
  Value of an Accumulation Unit.............................   26
  Withdrawals...............................................   27
  Policy Regarding Disruptive Trading and Market Timing.....   28
Annuities...................................................   29
  Electing the Retirement Date and Form of Annuity--403(b)
     Plans..................................................   29
  Annuity Options--403(b) Plans.............................   30
  Retirement of Participant--HR-10 Plans....................   31
  Annuity Options--HR-10 Plans..............................   31
Annuity Payments............................................   32
  Determination of Amount of the First Monthly Variable
     Annuity Payment........................................   32
  Determination of the Value of an Annuity Unit and Amount
     of Second and Subsequent Monthly Variable Annuity
     Payments...............................................   33
  Examples..................................................   33
  Assumed Investment Rate...................................   34
Benefits on Death or Withdrawal.............................   35
  403(b) Plans..............................................   35
  HR-10 Plans...............................................   36
Federal Taxes...............................................   38
  Federal Tax Treatment of Participants.....................   38
  Federal Tax Status of Separate Account (B)................   41
  Employee Retirement Income Security Act...................   41
Legal Matters...............................................   42
Reports to Participants.....................................   42
Financial Statements........................................   43
Table of Contents of the Statement of Additional
  Information...............................................   44
Glossary....................................................   45

                                    SUMMARY

     Because this is only a summary, it does not contain all the information that may be important to you. You should read the entire prospectus before deciding to invest in a Contract. Some of the technical terms used in this prospectus are defined in the Glossary beginning on page 43.

GROUP VARIABLE ANNUITY CONTRACTS

     The Contracts offered by this prospectus are designed to provide annuity payments under two types of plans: 403(b) Plans and HR-10 Plans.

     - Contracts for 403(b) Plans are issued to annuity purchase plans adopted by public school systems and certain tax-exempt organizations under
        Section 403(b) of the Internal Revenue Code.

     - Contracts for HR-10 Plans are issued to a trustee for the benefit of self-employed individuals for themselves and their employees, and to associations of self-employed persons for the benefit of participating members.


     We currently offer two types of Contracts for 403(b) Plans: (a) the level deduction Contract and (b) the graded deduction Contract. We currently offer one type of Contract for HR-10 Plans. Each Contract may be modified or amended.



FEE AND EXPENSE TABLES WITH EXAMPLES



     LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS FEES AND EXPENSES


    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of Purchase
          Payments)......................................................   5.00%
         Administrative Expenses (as a percentage of Purchase
          Payments)......................................................   1.00%
         Deferred Sales Load, as applicable..............................    None
         Surrender Fee (as a percentage of amount surrendered), if
          applicable.....................................................    None
         Exchange Fee....................................................   1.00%
         Fixed Rate Annuity Purchase Fee.................................    $250
    Annual Contract Fee..................................................    None
    Annual Expenses
         (as a percentage of average net assets)
         Management Fee..................................................   0.50%
         Mortality and Expense Risk Fees.................................    None
         Other Expenses
           Service Fee..........................................    0.33%
                                                                    -----
           Total Other Expenses..........................................   0.33%
         Total Annual Expenses...........................................   0.83%

    EXAMPLE                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $68       $86       $104        $159
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $318      $336       $354        $409
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $68       $86       $104        $159

          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Contracts.

     GRADED DEDUCTION CONTRACT FOR 403(b) PLANS FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of Purchase
          Payments)......................................................    5.00%
         Deferred Sales Load, as applicable..............................     None
         Surrender Fee (as a percentage of amount surrendered), if
          applicable.....................................................     None
         Exchange Fee....................................................    1.00%
         Fixed Rate Annuity Purchase Fee.................................     $250
    Annual Contract Fee..................................................      $30
    Annual Expenses
    (as a percentage of average net assets)
         Management Fee..................................................    0.50%
         Mortality and Expense Risk Fees.................................     None
         Other Expenses
           Service Fee..........................................    0.33%
                                                                    -----
           Total Other Expenses..........................................    0.33%
         Total Annual Expenses...........................................    0.83%

    EXAMPLE                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $88      $165       $242        $437
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $338      $415       $492        $686
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $88      $165       $242        $437


          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a 5% sales load for the first $10,000 of Purchase Payments for each participant; 4% for the next $10,000 of Purchase Payments for each participant; and 2.5% on all Purchase Payments in excess of $20,000. CAC also deducts an administrative charge based upon the previous year's cost of administration. There is no maximum dollar limit on this charge. In 2005, CAC will assess this charge at an annual rate of $30 per participant. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Plan Contracts.


     CONTRACT FOR HR-10 PLANS FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of
          Purchase Payments)....................................    7.00%
         Administrative Expenses (as a percentage of Purchase
          Payments).............................................    1.50%
         Deferred Sales Load, as applicable.....................     None
         Surrender Fee (as a percentage of Purchase Payments
          received prior to withdrawal), if applicable..........    2.00%
         Exchange Fee...........................................    1.00%
         Fixed Rate Annuity Purchase Fee........................     $250
         Individual Accounting Fee..............................      $20
         Accounting Withdrawal Fee..............................      $10
    Annual Contract Fee.........................................     None
    Annual Expenses
    (as a percentage of average net assets)
         Management Fee.........................................    0.50%
         Mortality and Expense Risk Fees........................     None
         Other Expenses
           Service Fee.................................... 0.33%
                                                          ------
           Total Other Expenses.................................    0.33%
         Total Annual Expenses..................................    0.83%

    EXAMPLE                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the
    applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $143      $185       $223        $322
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $393      $435       $473        $572
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $173      $215       $253        $362


          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a sales load under these Contracts that vary from 0% to 7% depending on the Contract. The administrative expense under these Contracts varies from 0% to 1.5% depending on the contract. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. CAC may deduct an additional charge for the maintenance of individual accounting records, not to exceed $20 for each new entrant and $10 per year per participant thereafter and $10 at each withdrawal. CAC did not deduct this charge in 2002, 2003 or 2004. We deduct a $10 exchange fee for the second and succeeding transfer in most of the HR-10 Plan Contracts. We deduct a surrender fee (termination charge) of 2% of the Purchase Payments received prior to withdrawal when your Account is terminated and the entire interest in the Contract is withdrawn. We deduct a termination charge of 2% of the pro rata amount of Purchase Payments received when you withdraw part of your interest in the Contract.


          CAC believes the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by CAC.


THE INVESTMENT ADVISER AND
  INVESTMENT ADVISORY
  FEE......................  CAC acts as the investment adviser to Separate
                             Account (B). CAC is a stock life insurance company that was organized under the Illinois Insurance Code in 1911. CAC maintains its principal office at CNA Center, Chicago, Illinois 60685. Separate Account (B) is registered as an open-end diversified management investment company under the 1940 Act.


                             CAC receives an investment advisory fee at the annual rate of 0.5% of the average daily net asset value of Separate Account (B) and a service fee at the annual rate of 0.33% of the average daily net asset value of Separate Account (B) for investment management and other services.

403(b) PLAN SALES AND
  ADMINISTRATIVE CHARGES...  Level Deduction Contract.  Under the level deduction Contract, we deduct 6% (6.38% of the net amount invested) from each Purchase Payment for sales and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. CAC reserves the right to increase the rate of deductions for administrative expenses in the future. Although CAC no longer offers new level deduction Contracts to employers, it continues to honor and to service existing level deduction Contracts with current Contractholders and to accept Purchase Payments under such Contracts.



                             Graded Deduction Contract. Under the graded deduction Contract, we deduct up to 5% (5.26% of the net amount invested) from each Purchase Payment for sales expenses. We reduce the deduction on a graduated scale based upon the aggregate Purchase Payments made under both fixed and variable annuities. The minimum deduction before allowance for experience rating credits is 2.5% (2.57% of the net amount invested). CAC also deducts an administrative charge based upon the previous year's cost of administration. There is no maximum dollar limit on this charge. In 2005, CAC will assess this charge at an annual rate of $30 per participant.


HR-10 PLAN SALES AND
  ADMINISTRATIVE CHARGES...  We deduct a charge of 0 to 8.5% of Purchase
                             Payments (0 to 9.29% of the net amount invested) from each Purchase Payment. This charge is the sum of the following expenses:

                             - sales expenses amounting to a deduction of 0 to 7.0% of Purchase Payments (0 to 7.65% of the net amount invested); and

                             - administrative expenses amounting to a deduction of 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested).

                             We credit the balance of the Purchase Payment, after we deduct sales and administrative charges, to the participant's account in the form of Accumulation Units. The exact level of such charges will vary from Contract to Contract, depending on volume of Purchase Payments expected, services to be performed by CAC and the applicable commission expenses. Accordingly, we will not reduce sales charges on individual Contracts upon attainment of any given level of Purchase Payments. Certain Contracts may also provide for additional annual fixed dollar charges imposed on a per participant basis for the maintenance of individual accounting records. CAC reserves the right to increase the rate of deductions for administrative expenses in the future.

MINIMUM PURCHASE...........  The minimum Purchase Payment on Contracts for
                             403(b) Plans which can be made at any time on behalf of any participant is $10. There is no minimum Purchase Payment on Contracts for HR-10 Plans.

INVESTMENT OBJECTIVES......  Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of Separate Account (B) is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Separate Account (B)'s investment policies require CAC, in making investments for Separate Account (B), to maintain Separate Account (B)'s status as a diversified investment company. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividends, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks to which any owner of common stocks is subject.

TRANSFERS..................  Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts and HR-10 Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

ANNUITY SELECTION..........  The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee if the participant chooses a fixed rate annuity. For the other annuity options, there is no fee. CAC reserves the right to change these charges at any time.


WITHDRAWALS................  403(b) Plans.  A participant may withdraw, without charge, all or a portion of his individual account (except for certain amounts attributable to a salary reduction agreement) before beginning annuity payments by providing CAC with written notice. A withdrawal may be subject to penalty taxes, in addition to applicable federal income taxes.


                             HR-10 Plans. Subject to limitations, you may withdraw part or all of your interest in the Contract in one lump sum on any Valuation Date, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal.

PENALTY TAXES..............  Distributions made prior to age 59 1/2 generally are subject to a penalty tax of 10%, in addition to otherwise applicable federal income taxes. This penalty tax will not apply under the following circumstances:

                             - if the distribution is made in connection with death or disability;

                             - if the distribution is made after separation from service where the separation occurred after the participant attains age 55;

                             - if the distribution is part of a series of annual or more frequent annuity payments made after separation from service and over the life of the participant or the joint lives of the participant and his or her beneficiary;

                             - if the distribution is made for certain medical expenses within the deductible limitation under the Internal Revenue Code;

                             - if the distribution is made to an alternate payee pursuant to a qualified domestic relations order ("QDRO"); or


                             - if the distribution is made on account of an Internal Revenue Service ("IRS") levy on the plan.

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)

                               ------------------

                        CONDENSED FINANCIAL INFORMATION
               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)


                                                                        YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------------
                                        2003      2002       2001       2000       1999      1998      1997      1996      1995
                                       ------    -------    -------    -------    -------   -------   -------   -------   -------
Investment income(a)...............    $ .250    $  .160    $  .184    $  .198    $  .171   $  .196   $  .238   $  .194   $  .187
Expenses(b)........................      .140       .150       .189       .239       .203      .160      .134      .107      .085
                                       ------    -------    -------    -------    -------   -------   -------   -------   -------
Net investment income..............      .110       .010      (.005)     (.041)     (.032)     .036      .104      .087      .102
Capital changes
  Net realized and unrealized gain
    (loss) on securities...........     3.440     (4.490)    (5.890)    (2.370)     7.263     3.826     3.450     2.314     2.788
                                       ------    -------    -------    -------    -------   -------   -------   -------   -------
  Net increase (decrease) in
    accumulation unit value........     3.550     (4.480)    (5.895)    (2.410)     7.231     3.862     3.554     2.401     2.890
Accumulation unit value at the
  beginning of the period..........     16.00     20.475     26.375     28.785     21.554    17.692    14.138    11.737     8.847
                                       ------    -------    -------    -------    -------   -------   -------   -------   -------
Accumulation unit value at end of
  period...........................    $19.55    $16.000    $20.475    $26.375    $28.785   $21.554   $17.692   $14.138   $11.737
                                       ======    =======    =======    =======    =======   =======   =======   =======   =======
Ratio of fees and expenses to
  average net assets(b)(c).........       .83%       .83%       .83%       .83%       .83%     .83%      .83%      .83%      .83%
Ratio of net investment income to
  average net assets(c)............       .61%       .06%      (.01)%     (.14)%     (.13)%    .19%      .64%      .67%     1.00%
Portfolio turnover rate............        57%        64%        41%        19%        34%      41%       45%       53%       46%
Number of accumulation units
  outstanding at end of period (000
  omitted).........................     5,667      6,326      6,937      7,479      7,909     8,321     8,613     8,502     8,763


---------------

      * The information presented above has been audited for the last five fiscal years.

     (a) No declaration of dividends or distribution of gains is made, and such amounts are applied to increase Accumulation Unit values. Investment income per share is based on average units outstanding.

     (b) Pursuant to the terms of the Investment Advisory Agreement, CAC makes quarterly withdrawals for investment advisory services to Separate Account (B) at an annual rate of .5% of the average net asset value and quarterly withdrawals of a service fee at an annual rate of .33% of the average net asset value.

     (c) Participants' equity appearing in the financial statements incorporated by reference herein is the equivalent of net assets.

     Separate Account (B) may from time to time measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of units at Separate Account (B)'s unit value at the beginning of the period. Such units are then valued at Separate Account (B)'s unit value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from its value at the end of the period and dividing that amount by the initial value. The total return on this hypothetical investment in Separate Account (B) shows its overall dollar or percentage change in value, exclusive of fees based on the initial amount of the contribution and recurring annual fees. If these fees were included, the amount or return that a Participant would realize for an investment during the specified period would be lower.

     A cumulative total return reflects Separate Account (B)'s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if Separate Account (B)'s performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in Separate Account (B)'s annual returns, participants should recognize that such figures are not the same as actual year-by-year results. Separate Account (B)'s performance figures are based on historical results and are not intended to indicate future performance. The investment return and unit value of Separate Account (B) will vary and the unit value of Separate Account (B) may be worth more or less at redemption than the original unit value of Separate Account (B).

     From time to time, Separate Account (B) may produce advertising or sales materials which disclose its performance over various periods of time. Separate Account (B) may also compare its performance to that of selected other funds, fund averages or recognized stock market indices. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than Separate Account (B) and the portfolios of such other funds or market indices may be comprised of securities that differ significantly from Separate Account (B)'s investments.

                  DESCRIPTION OF CAC AND SEPARATE ACCOUNT (B)

GENERAL


     CAC is a stock life insurance company which was organized under the Illinois Insurance Code in 1911, and has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. Its life insurance business involves the writing of group and individual life insurance, accident and health insurance, and annuity policies. CAC's principal office is located at CNA Center, Chicago, Illinois 60685.



     All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, located at CNA Center, Chicago, Illinois 60685. All of the voting securities of Casualty are owned by The Continental Corporation (TCC). All of the voting securities of TCC are owned by CNA Financial, a Delaware corporation, located at CNA Center, Chicago, Illinois 60685. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, with interests in property and casualty insurance, the production and sale of cigarettes, the operation of hotels, the operation of offshore oil and gas drilling rigs, the operation of an interstate natural gas transmission pipeline system and the distribution and sale of watches and clocks, owned approximately 91% of the outstanding voting securities of CNA Financial as of March 1, 2005. As of December 31, 2004, Preston R. Tisch, President, Chairman of the Board and a director of CNA Financial and Loews Corporation, owned approximately 16% of the outstanding common stock of Loews Corporation. Therefore, he may be deemed a parent of Loews Corporation, and thus of CNA Financial and CAC, within the meaning of the federal securities laws.


     Separate Account (B) was established by CAC on June 1, 1966, under the provisions of the Illinois Insurance Code, in order to fund variable annuity contracts.

     Variable annuity contracts are securities within the meaning of the Securities Act of 1933, and are not exempt from registration under the provisions of that Act. The issuer of such contracts is subject to regulation under the 1940 Act. Separate Account (B) has been registered as an open-end diversified management investment company under the 1940 Act, but such registration does not involve supervision of the management or the investment practices or policies of Separate Account (B) or CAC by the SEC. Separate Account (B) has no sub-accounts. Net Purchase Payments made in accordance with the provisions of the Contracts described herein are added to Separate Account
(B) and invested as described herein. Net Purchase Payments made prior to April 29, 1977 under HR-10 Plan Contracts were added to Continental Assurance Company Separate Account (A) and invested therein.

     CAC owns Separate Account (B)'s assets and, under existing law, is not considered to be a Trustee with respect to those assets. Nevertheless, the assets of Separate Account (B) are held for the benefit of the participants and persons entitled to payments under the Contracts described in this prospectus. Moreover, income and gains and losses from assets allocated to Separate Account
(B) (whether realized or not) are credited to or charged against Separate Account (B) without regard to other income, gains or losses of CAC (in accordance with the Contracts' provisions). Thus, the dollar amount of payments or values which vary reflect the investment results of just Separate Account
(B). Additionally, the Illinois Insurance Code and the Contracts themselves prohibit CAC from charging any liabilities arising out of other business of CAC against Separate Account (B)'s assets (equal to the reserves and other contract liabilities of Separate Account (B)). The obligations arising under the Contracts are not obligations of CAC.

     Additional information about Separate Account (B) (including Separate Account (B)'s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information, which is part of this prospectus. Additional information about Separate Account (B)'s investments is available in Separate Account (B)'s annual and semiannual report to participants and in its Form N-Q filings available by accessing the SEC's web site at http://www.sec.gov or on Separate Account (B)'s web site. In Separate Account
(B)'s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected Separate Account (B)'s performance during its last fiscal year. The Statement of Additional Information and Separate Account (B)'s annual and semi-annual reports can be obtained free of charge by calling or writing us at:



                         Continental Assurance Company


                       Attn: Pension Client Services--41S


                                P.O. Box 803572


                          Chicago, Illinois 60680-3572


                           Telephone: (800) 351-3001


                           Web Site: www.cna.com/sab/


                          Internet e-mail: sab@cna.com



     In addition, Separate Account (B) makes its SAI and annual and semi-annual reports, free of charge, on its web site listed above. To request other information about Separate Account (B) and to make Participant inquiries, please telephone us at the above-listed phone number.



     Information about Separate Account (B) (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about Separate Account (B) is available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. The U.S. government does not insure or guarantee an investment in Separate Account (B).



     Units of Separate Account (B) are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of Separate Account (B) federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


INVESTMENT POLICIES AND RESTRICTIONS

     The objectives and policies in making investments for Separate Account (B) are set forth below.

     1. The primary objective of CAC in making investments for Separate Account
        (B) will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Accordingly, the assets of Separate Account (B) will be invested primarily in common stocks and in other securities convertible into common stocks.

     2. When CAC believes that economic and market conditions indicate a likelihood that investing a majority of the assets of Separate Account
        (B) in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of Separate Account (B), less than a majority of the assets of Separate Account (B) may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

     3. When CAC deems that economic and market conditions so indicate, a portion of the assets of Separate Account (B) may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

     4. Temporary investments for Separate Account (B) may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

     5. To the extent of 75% of the assets of Separate Account (B), CAC may not purchase for Separate Account (B) the securities of any issuer if such purchase would cause more than 5% of the market value of Separate Account (B)'s assets to be invested in the securities of such issuer (other than obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in Separate Account (B)'s portfolio. The balance of 25% of the assets of Separate Account (B) may be invested without regard to such 5% or 10% limitations.

     6. CAC, in acting for Separate Account (B), will not underwrite securities of others or invest in restricted securities.

     7. CAC, in acting for Separate Account (B), will not concentrate more than 25% of Separate Account (B)'s investments in any one industry.

     8. The assets of Separate Account (B) will not be invested in commodity contracts.

     9. The assets of Separate Account (B) will not be invested in securities contracts of investment companies.

     10. CAC, in acting for Separate Account (B), will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities ("Portfolio Loans"). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of Separate Account (B)'s net assets at any time.

     11. CAC, in acting for Separate Account (B), will not engage in the purchase and sale of interests in real estate, except that CAC may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

     12. CAC, in acting for Separate Account (B), will not purchase securities for the purpose of control or management of the issuer thereof.

     13. CAC will not make short sales for Separate Account (B).

     14. CAC will not borrow money for Separate Account (B).

     15. CAC will keep Separate Account (B)'s assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit Separate Account (B)'s cash position, to the extent feasible, to such amounts as may be required to permit CAC to make normal contract payments from Separate Account (B).

     16. CAC, in acting for Separate Account (B), will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.

     The investment policies enumerated above may not be changed without approval of a majority, (as defined in the 1940 Act) of the outstanding units of Separate Account (B). The vote of a majority of the outstanding Accumulation Units of Separate Account (B) means the vote, at the annual or a special meeting of the Participants duly called, (A) of 67% or more of the outstanding Accumulation Units of Separate Account (B) present at such meeting, if the holders of more than 50% of the outstanding Accumulation Units of Separate Account (B) are present or represented by proxy; or (B) of more than 50% of the outstanding Accumulation Units of Separate Account (B), whichever is the less.

     Because Separate Account (B) invests primarily in common stock, there is the risk that the price of particular stocks that Separate Account (B) holds could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Separate Account (B)'s holdings could vary significantly from broad stock market indexes, and the resulting performance also could vary.

     There is no investment policy limitation as to the timing of sales and purchase of securities. Although it will not be the general policy of CAC, in acting for Separate Account (B), to engage in short-term trading, securities may be sold without regard to the length of time held whenever investment judgment makes such action advisable. Separate Account (B) is not subject to federal income taxes on capital gains. The following table sets forth Separate Account
(B)'s rate of total portfolio turnover for the periods indicated:


RATE OF TOTAL PORTFOLIO TURNOVER                              PERCENT
--------------------------------                              -------
2004........................................................    52%
2003........................................................    57%
2002........................................................    64%


     Changes in the rate of portfolio turnover from year to year are attributable to changes in CAC's assessment of prevailing market conditions. All investment income and realized capital gains will be reinvested. CAC, in acting for Separate Account (B), will limit portfolio transactions to those which CAC, in the exercise of prudent business judgment, deems advisable in order for Separate Account (B) to carry out its investment policies and to make payments to participants. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividend, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks as are inherent in the ownership of common stocks.

     CAC, in acting for Separate Account (B), will not participate in any trading account in securities on a joint or joint and several basis; provided, however, that the bunching of orders for the sale or purchase of marketable portfolio securities with those of other accounts under the management of CAC or its affiliates and the averaging of prices among Separate Account (B) and such other accounts will not be deemed to result in a trading account in securities. CAC, in acting for Separate Account (B), will not mortgage or pledge the investments of Separate Account (B), purchase securities on margin or, except as described below, invest in puts or calls. Unlike the investment policies and restrictions stated in the preceding paragraphs, the policies and restrictions described in this paragraph are subject to change without vote of the participants.

     CAC, in acting for Separate Account (B), may write covered call options. The "writing" of call options by Separate Account (B) means that Separate Account (B) will be selling the right, but not the obligation, to acquire a specified number of securities held in Separate Account
(B)'s portfolio at a price set in the option contract (the "exercise price"). The optionholder generally may exercise this right to purchase the underlying securities at any time prior to the expiration of the option by notifying Separate Account (B) of its intention to exercise and delivering to Separate Account (B) funds equal to the aggregate exercise price of the securities covered by the contract (the "exercise payment"). Generally, a holder of a call option will exercise its rights under the call option only if the market price of the underlying stock exceeds the exercise price of the option. If the market price of the underlying securities is greater than the option exercise price on the date of exercise, the holder is, by virtue of the option contract, entitled to purchase the underlying securities at the below-market exercise price. If the option is exercised and the market value of the underlying securities exceeds the sum of the exercise payment and the payment received by Separate Account (B) on the sale of the option (the "premium"), Separate Account (B) would be left in a less favorable position than if such call option had not been written (because of the lost opportunity to realize the economic value represented by such excess).

     To close out a position when writing covered call options, Separate Account
(B) may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same or similar exercise price and expiration date as the option which it has previously written. Separate Account
(B) will realize a profit or loss from a closing purchase transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

     CAC, in acting for Separate Account (B), may also purchase covered put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the term of the option. Generally, a holder of a put option will exercise its rights under the put option only if the market price of the underlying securities is less than the exercise price of the option. If the put option is not exercised or the amount by which the exercise price exceeds the market price of the underlying securities is less than the premium paid, Separate Account (B) would be left in a less favorable position than if such put option had not been purchased. If market conditions are appropriate for Separate Account (B) to exercise the purchased put option, Separate Account (B) also may sell a put option to close out a purchased put option rather than exercising the purchased put option.

     Separate Account (B) will write call options and purchase put options only if the related stock is held in its portfolio. The put and call options described above will generally have a contract term of nine months or less. The market value of the securities subject to such option obligations at the time such options are written or purchased will not, in the aggregate, exceed 30% of Separate Account (B)'s total assets.

     The use of options exposes Separate Account (B) to certain additional investment risks and transaction costs. The risks that may be associated with the use of option contracts include, but are not limited to, the risk that securities prices will not move in the direction anticipated by Separate Account
(B) and the risk that the skills needed to successfully use option strategies may be different from those needed to select portfolio securities. In addition, assets segregated or set aside to cover the writing of a call option generally may not be disposed of during the term of such option. Segregating assets could diminish Separate Account (B)'s return due to the opportunity losses of foregoing other potential investments with the segregated assets.

     CAC is permitted to enter into repurchase agreements and reverse repurchase agreements on behalf of Separate Account (B). A repurchase agreement is an instrument under which the purchaser (i.e., Separate Account (B)) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the transfer, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally ranging from one day to one month. Repurchase agreements will be entered into only with respect to obligations in which Separate Account (B) may otherwise invest.

     A reverse repurchase agreement is an agreement under which the lender (i.e., Separate Account (B)) loans a security, usually a U.S. Government security, to a borrower, usually a bank or a stockbroker, against cash collateral. The transaction is normally characterized as a loan by the lender of the security and a simultaneous agreement by the lender to repurchase such security at an agreed price at a specified later date. The transaction is normally structured to permit the lender to receive a yield in excess of the yield of the underlying security. Reverse repurchase agreements are usually made for short periods, normally ranging from one week to one month. A reverse repurchase agreement will be a Portfolio Loan permitted by paragraph 10 above. Sufficient funds will be maintained in the form of cash and short-term investments, and segregated on an accounting basis, to satisfy such repurchase commitments.

     The Federal Bankruptcy Code provides that a repurchase participant may enforce a clause requiring the liquidation of a repurchase agreement because of the insolvency or financial condition of the other party to the repurchase agreement or because of the commencement of the bankruptcy case by the other party to the repurchase agreement. The Federal Bankruptcy Code also provides that the automatic stay does not apply to the set-off by a repurchase participant of a mutual debt or claim in connection with repurchase agreements where the set-off is for a margin payment or a settlement payment. Repurchase agreements are narrowly defined by Section 101(47) of the Bankruptcy Code to mean only agreements involving the transfer of certificates of deposit, eligible banker's agreements or securities that are direct obligations of or fully guaranteed by the United States government. Repurchase agreements not falling within this definition may not be covered by the protection of Sections 559 and 362(b)(7) of the Bankruptcy Code. It is possible that repurchase agreements not covered by those sections may be considered by a bankruptcy court to be loans by the purchaser to the seller. In such event, the purchaser might not be able to sell the obligation in the event of bankruptcy of seller without leave of the appropriate court. The purchaser would then be at risk due to a decline of the value of the obligation, and in the event of bankruptcy would face delays in the sale of the obligation and would incur legal, disposition and other expenses.

     CAC will limit investments by Separate Account (B) which may not be sold and settled within three business days (or such shorter settlement period as the Commission designates for investment companies as defined under the 1940 Act) to 10 percent of the net assets of Separate Account (B).

                                   MANAGEMENT

THE COMMITTEE

     The supervision of Separate Account (B) is vested by CAC in a Committee. The Committee has the following specific duties:

     1. To review periodically the portfolio of Separate Account (B) to ascertain that such portfolio is managed in the long-term interest of the participants and to take such corrective action as may be necessary.

     2. To approve, annually, agreements providing for sales, investment and administrative services.

     3. To recommend from time to time any changes deemed appropriate in the fundamental investment policies of Separate Account (B), to be submitted to the participants at their next meeting.

     The Committee is also authorized to amend the By-laws of Separate Account
(B), except as otherwise provided by law.

     The Audit Committee selects the independent auditors for Separate Account
(B). The Audit Committee is comprised of the disinterested Committee Members (within the meaning of the Investment Company Act of 1940).


PORTFOLIO MANAGER



     The portfolio manager for Separate Account (B) is Marilou R. McGirr. Ms. McGirr became the portfolio manager for Separate Account (B) in 2002 after having been Separate Account (B)'s Chairman for four years. In addition, she was Separate Account (B)'s trader from 1991 to 2002 and has more than twenty years of investment experience. Since September 2003, Ms. McGirr has been Vice President and Assistant Treasurer of CAC and Casualty. As such, Ms. McGirr devotes a portion of her time and resources to Separate Account (B). Prior to Ms. McGirr's current position with CAC and Casualty, she was Vice President of CAC and Casualty. The Statement of Additional Information, which is part of this Prospectus, provides additional information about Ms. McGirr's compensation, other accounts that she manages and her ownership of Separate Account (B) units, if any.


INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement, CAC acts as the investment adviser to Separate Account (B). In rendering its services as investment adviser, CAC is responsible to the Committee. CAC, as Separate Account (B)'s investment adviser, provides Separate Account (B) with an investment program complying with the investment objectives, policies and restrictions of Separate Account (B) (see "Description of CAC and Separate Account (B)--Investment Policies and Restrictions"). In carrying out Separate Account (B)'s investment program, CAC makes the investment decisions and is responsible for the investment and reinvestment of the Separate Account's assets by the purchase and sale of securities on behalf of the Separate Account. CAC performs research, statistical analysis, and continuous supervision of Separate Account (B)'s investment portfolio, and also furnishes office space for Separate Account (B) and pays the salaries and fees of Separate Account (B)'s officers and Committee Members. The Investment Advisory Agreement does not require employees of CAC to devote their exclusive efforts to Separate

Account (B)'s business, and it is expected that they will provide investment advisory services for CAC's other customers and for CNA Financial and its affiliates.


     As of December 31, 2004, CAC reported in its consolidated financial statements total assets of approximately $6.0 billion and equity of approximately $1.2 billion. CAC operates four other separate accounts which had total assets aggregating approximately $2.6 billion as of December 31, 2004.



COMMITTEE'S REVIEW OF THE INVESTMENT ADVISORY AGREEMENT



     Before recommending the continuation of the Investment Advisory Agreement, the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of CAC and the Investment Advisory Agreement. The Committee Members examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other comparable separate accounts and the Standard & Poor's 500 composite index(R)(with dividend reinvestment). The Committee Members noted that although Separate Account (B) had underperformed its benchmark, the S&P 500/Barra Growth Index(R), for certain periods, Separate Account (B) outperformed the S&P 500/Barra Growth Index(R) for calendar year 2004. In addition, the Committee Members reviewed the list of and cost for services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes, determining that CAC's services and costs compared favorably to the other separate accounts. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)'s portfolio as well as CAC's other accounts. The Committee Members also considered the fact that CAC is in run-off and the effect that this would have on its ability to advise Separate Account
(B) effectively. The Committee Members noted that the net assets of Separate Account (B) were expected to decrease over the upcoming years. The Committee noted that since Separate Account (B) is not expected to increase its net asset size and was the only fund that CAC advised, Separate Account (B) could potentially obtain some economies of scale with another advisor that managed multiple funds. The Committee Members pointed out that CAC had a favorable history and relationship with Separate Account (B), a good reputation, and strong qualifications of CAC's personnel, and that other advisors may not be willing or able to provide the same level of services CAC currently provides at the same or a more favorable rate. The Committee Members also took note of the fact that the participants overwhelmingly voted to approve the Investment Advisory Agreement with CAC at the prior year's Annual Meeting of Participants. At the conclusion of its review of these factors, the Committee Members approved the continuation of the Investment Advisory Agreement on its present terms and conditions at the January 27, 2005 meeting, and recommended that its recommendation be submitted to a vote of the Participants at the April 22, 2005 Annual Meeting. The Participants last approved the continuation of the Investment Advisory Agreement at the April 30, 2004 Annual Meeting.


                                  UNDERWRITING

     CAC acts as the underwriter for Separate Account (B).

                            DEDUCTIONS AND EXPENSES


ACCOUNTING AND ADMINISTRATIVE CHARGES--GENERAL


     CAC may be deemed to be the principal underwriter for Separate Account (B) and performs all sales and administrative functions relative to the Contracts and Separate Account (B). CAC does not act as principal underwriter for any other investment company.


     CAC received the following accounting and administrative fees from the participants in connection with the operations of Separate Account (B):



ACCOUNTING AND ADMINISTRATIVE FEES                            AMOUNT
----------------------------------                            ------
2004........................................................  $5,730
2003........................................................  $6,612
2002........................................................  $7,373


     CAC, in its sole discretion, may grant an experience rating credit to participants covered by a 403(b) Plan Contract based upon its profitability. Experience rating credits of 1% to 5% of Purchase Payments have been granted in certain cases where substantial individual solicitation has not been necessary.

SALES AND ADMINISTRATIVE CHARGES--403(B) PLANS


     The following is an overview of the sales and administrative charges applicable to the different types of 403(b) Plans offered by Separate Account
(B):


     LEVEL DEDUCTION CONTRACTS. Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC currently deducts 6% (6.38% of the net amount invested) from each Purchase Payment as received for sales expenses and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. These charges do not cover the expenses covered by the service fee charged under the Investment Advisory Agreement. CAC guarantees that during the first five years of a participant's participation under the Contract no further deductions will be made to cover such expenses, but any part of the 6% aggregate charge not needed to cover such expenses accrues as a profit to CAC. Following the end of the fifth year of participation under the Contract, the 1% deduction by CAC from Purchase Payments to cover administrative expenses may be increased by CAC upon prior written notice to the participant.

     GRADED DEDUCTION CONTRACTS. Pursuant to the Administrative Service Agreement, and as provided in the Contracts, to cover sales expenses CAC makes deductions from Purchase Payments as follows:

     - 5% (5.26% of the net amount invested) on the first $10,000 of Purchase Payments for each participant;

     - 4% (4.17% of the net amount invested) on the next $10,000 of Purchase Payments for each participant; and

     - 2.5% (2.57% of the net amount invested) on all Purchase Payments for each participant in excess of $20,000.

     Total Purchase Payments for each participant under both fixed and variable annuity contracts are included in determining the charge. Any part of such charge which is not needed to cover such expenses accrues as a profit to CAC.

     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC makes an administrative charge based upon its cost of administration. There is no maximum dollar limit on this charge, except that this charge (for any given year) will not exceed the previous year's cost of administration. This charge is made on December 31st of each year against the account of each participant who is not receiving an annuity. In 2005, CAC will assess this charge at an annual rate of $30 per participant.


     Neither the sales charge nor the administrative charge covers the expenses covered by the service fee charged under the Investment Advisory Agreement.

     In the event Purchase Payments are made on behalf of a participant who is in the accumulation period for a partial year, the administrative charge is prorated on a monthly basis. For example, if the annual charge for a calendar year is $30 and the participant is covered under the Contract prior to the beginning of annuity payments for only eight months of that year, his administrative charge would be $20.

     If no Purchase Payments are received on behalf of a participant during a calendar year, the deduction from the participant's account for that year will be 50% of the administrative charge which would otherwise be made. For example, if the annual charge for a calendar year is $30 and the participant is in the accumulation period during the entire calendar year but no Purchase Payments are received on behalf of the participant during the year, his administrative charge would be 50% of $30 or $15.

SALES AND ADMINISTRATIVE CHARGES--HR-10 PLANS

     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, each Purchase Payment received by CAC under an HR-10 Plan Contract is, after deduction of a percentage charge, credited to Separate Account (B). The charge ranges from 0 to 8.5% of Purchase Payments (0 to 9.29% of the net amount invested) comprised of 0 to 7% of Purchase Payments (0 to 7.65% of the net amount invested) to cover sales expenses and 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested) to cover certain administrative expenses. This charge does not cover the expenses covered by the service fee charged under the Investment Advisory Agreement. CAC guarantees that, except for this charge and the charges described below, no further deductions will be made for sales and administrative expenses. While CAC intends that this charge merely covers such expenses, if any part of this charge is not needed to cover such expenses, such part accrues as a profit to CAC. Conversely, if such expenses exceed this charge, a loss to CAC results. The exact level of this charge will vary from Contract to Contract, depending on the volume of Purchase Payments expected, the extent of administrative services to be performed by CAC and the applicable commission expenses. The Contractholder, before entering into a Contract, and each self-employed or other person subject to the Contract, before agreeing to make Purchase Payments thereunder, will be given a separate written statement showing the percentage amount of such charge.

     If the Contract so provides, CAC may make additional fixed dollar charges per participant for the maintenance of individual accounting records. These charges will not exceed $20 for each entry into the plan relating to such Contract, $10 per year per participant thereafter, and $10 at each withdrawal. The initial charge levels anticipated by CAC will be furnished at the time that application for the Contract is under consideration, and the charges provided for will be based upon CAC's good faith estimate of the cost to it for the maintenance of individual accounting records. At the present time, there are no Contracts in force under which fixed dollar charges per participant are made.

     No increase in the percentage charge for sales and administrative expense, or in any charge per participant, may be made during the first five Contract years. After the first five Contract years, the portion of such charges intended to cover administrative expenses may be changed on the basis of CAC's expenses.

INVESTMENT ADVISORY CHARGES

     CAC makes quarterly withdrawals from Separate Account (B) as follows:

     - at an annual rate of 0.5% of the average daily net asset value of Separate Account (B) for providing investment advisory services, and

     - at an additional annual rate of 0.33% of the average daily net asset value of Separate Account (B) as a service fee for bearing certain expenses of Separate Account (B). Such expenses are different from those covered by the Administrative Service Agreement.

                DESCRIPTION OF GROUP VARIABLE ANNUITY CONTRACTS

GENERAL

     The Contracts provide one method of investing retirement funds in equity and other securities. The primary purpose of the Contracts is to provide lifetime payments which will tend to reflect changes in the cost of living during both the years prior to retirement and the years following retirement. CAC seeks to accomplish this objective by providing a medium for investment, generally in equity securities, accompanied by an assumption of the mortality risk. However, there can be no assurance that this objective will be attained.

     The Contracts involve investment risk, including possible loss of principal. The value of the investments fluctuates continuously and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of CAC to anticipate changes in such investments necessary to meet changes in economic conditions. There can be no assurance that the value of a participant's individual account during the years prior to retirement, or the aggregate amount of the variable annuity payments received during the years following retirement, will equal or exceed the Purchase Payments made on his behalf. The Contracts are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the Contracts are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other governmental agency.

     The variable annuity payments are determined on the basis of (1) the mortality table specified in the Contract, and (2) the investment performance of Separate Account (B). The dollar amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in CAC's expenses in excess of the expense deductions provided for in the Contract. The dollar amounts of the payments will, however, reflect the investment losses or gains and investment income, and thus will vary.

     The significant difference between a regular or fixed annuity and a variable annuity is that under a fixed annuity, the insurance company assumes the risk of investment gain or loss and guarantees a specified interest rate and a specified monthly annuity payment. Under a variable annuity, the participant assumes the risk of investment gain or loss in that the value of his individual account varies with the investment income and gains or losses of a specified portfolio of securities. In both cases, the insurance company assumes the mortality and expense risk under the Contract.

     In assuming the mortality risk, CAC is taking the chance that the actuarial estimate of mortality rates among annuitants may prove erroneous; in assuming the expense risk, CAC is taking the chance that the expense margins deducted by CAC may not prove sufficient to cover the actual sales and administrative costs and contingency requirements. In either case, if an error in estimation is against CAC, CAC's earnings will be reduced; if an error in estimation favors CAC, CAC's earnings will be increased.

SALES OF CONTRACTS

     The Contracts are offered by employees and licensed agents of CAC.

VOTING RIGHTS

     Participants have the right to vote at any annual meeting of participants upon the following matters:

          1. To elect Members of the Committee for Separate Account (B) (see "Management--The Committee").

          2. To approve or disapprove any new or amended agreement providing for investment services.

          3. To approve or disapprove any changes in the fundamental investment policies of Separate Account (B).

          4. To ratify or reject the Audit Committee's selection of independent auditors for Separate Account (B).

     The Committee currently holds annual meetings of participants for these purposes. Meetings of participants are required by the 1940 Act in certain circumstances, including to approve any change in fundamental investment policies, and to approve a new or amended advisory agreement.

     The number of votes which a participant who is not retired may cast is equal to the number of Accumulation Units held by such participant under the particular Contract concerned, which represent interests in Separate Account
(B). The number of votes which a retired participant may cast is equal to the monetary value of the actuarial reserve maintained by CAC in Separate Account
(B) for the annuity of that participant divided by the monetary value of an Accumulation Unit. As payments are made to a retired participant, the monetary value of that actuarial reserve is reduced; accordingly, the number of votes which that retired participant may cast will decrease.

     The vote of a majority of the outstanding Accumulation Units of Separate Account (B) means the vote, at the annual or a special meeting of the Participants duly called, (A) of 67% or more of the outstanding Accumulation Units of Separate Account (B) present at such meeting, if the holders of more than 50% of the outstanding Accumulation Units of Separate Account (B) are present or represented by proxy; or (B) of more than 50% of the outstanding Accumulation Units of Separate Account (B), whichever is the less.

     The determination of the number of votes to be cast will be made as of a date within 60 days prior to the annual meeting of the participants. The participants will receive at least 20 days' prior written notice of such meeting and of the number of votes to which they are entitled. A participant will be entitled to vote only if he is a participant on the foregoing record date and on the date of the meeting.

ASSIGNMENT

     The interest of any participant or beneficiary in or under a Contract is not subject to assignment or transfer. Transfer or surrender of such interest may be made only to CAC.

MODIFICATION OR TERMINATION OF THE CONTRACT

     Each Contract provides that it may be modified or amended in any respect by agreement between CAC and the Contractholder, without the consent of any participant. However, no such modification or amendment may affect retired participants in any manner, nor may any guarantees previously extended to active participants be impaired. CAC may also modify or amend any Contract, without the consent of any Contractholder or the consent of any participant, in order to conform to applicable law or to changes in the operation of Separate Account (B) which have been approved by vote of the participants or by the Committee.


     A Contractholder may elect to terminate a Contract at any time by due notice to CAC. An HR-10 Plan Contractholder has an option to transfer funds to a new funding medium (for example to a fixed annuity contract). If an HR-10 Plan Contract is terminated without transfer of funds to a new funding medium or if a 403(b) Plan Contract is terminated, the rights of the participants are the same as on termination of employment or other withdrawal. When a participant begins to receive annuity payments, his rights are fixed and are not affected by any Contract termination.


CONTRACTHOLDER INQUIRIES

     All inquiries by Contractholders, Employers or participants should be made in writing or by telephone to:

                            Continental Assurance Company


                            Attn: Pension Client Services-42S

                            P.O. Box 803572
                            Chicago, Illinois 60680-3572
                            Telephone: (800) 351-3001

PURCHASE PAYMENTS AND ACCUMULATIONS

     The minimum Purchase Payment on Contracts for 403(b) Plans is $10, which may be made at any time on behalf of any participant.

     There is no minimum Purchase Payment on Contracts for HR-10 Plans. The HR-10 Plan Contracts permit a variety of payment schedules. A retirement plan for the self-employed may provide for a fixed percentage of compensation to be paid by all Employers who are participating, and additional payments to be made by them on behalf of any of their employees who may also be eligible. If the plan incorporates a provision for employee payments, these would normally be deducted regularly from their compensation during the year, and remitted directly to CAC as collected.

ALLOCATION OF PURCHASE PAYMENTS--HR-10 PLANS

     HR-10 Plans adopted by an Employer may provide for other investments in addition to the Contracts. For example, these plans may also provide for purchase of life insurance or fixed annuities. The terms of the plan adopted will set forth the method of allocation of Purchase Payments between the Contracts and other applications. There may be different allocations among the participants under a plan. Reallocation of prior Purchase Payments between the Contracts and insurance or fixed annuity contracts will be permitted prior to retirement only with the consent of CAC. If the plan so provides, a participant may upon retirement change the proportion of annuity to be paid on a fixed or variable basis.

ACCUMULATION PERIOD


     During the period before annuity payments begin, when a Purchase Payment is received on behalf of a participant, a sales and administrative charge is deducted. The balance of the Purchase Payment is credited to the participant's account in the form of Accumulation Units. The number of Accumulation Units credited for a participant is determined by dividing the amount credited to his account by the value of an Accumulation Unit next computed after receipt of the Purchase Payment at the principal office of CAC, CNA Center, Chicago, Illinois 60685. The credit to the participant's account occurs concurrently with such determination.


VALUE OF AN ACCUMULATION UNIT

     During the accumulation period, the value of a participant's account varies with the performance of the investments of Separate Account (B), and there is no assurance that such value will equal or exceed Purchase Payments made on behalf of the participant.

     Accumulation Units are valued as of 3:00 P.M., Central Time, on each Valuation Date.

     The value of an Accumulation Unit on a Valuation Date is determined by dividing the net asset value of Separate Account (B) at the close of business on that day by the number of Accumulation Units outstanding. Receipt of investment income or realization of capital gains by Separate Account (B) will not change the number of Accumulation Units outstanding. This number ordinarily may be increased only through receipt of additional Purchase Payments, and decreased only through withdrawals. The value of an Accumulation Unit on any day not a Valuation Date will be the same as the value on the prior Valuation Date.

     The net asset value of Separate Account (B) is the market value of all securities and other assets, less liabilities of Separate Account (B), including accrued investment advisory fees and other service fees. CAC determines the net asset value of Separate Account (B) by valuing:

     - portfolio securities which are traded on a national securities exchange at the last sale price, or, in the absence of a sale, at the closing bid price on the exchange where the security is primarily traded;

     - other securities the prices of which are quoted in the Nasdaq National Market at the last sale price or, in the absence of a sale, at the closing bid price;

     - other over-the-counter market securities not quoted in the Nasdaq National Market on the basis of the bid price of over-the-counter market quotations, if available; and


     - all other securities and other assets at a fair value determined in good faith by CAC with the methodology approved by the Committee.



     As described in more detail in the section entitled Investment Policies and Restrictions, Separate Account (B) primarily purchases equity securities (principally common stock) that are publicly issued and traded on United States exchanges. For a portion of its portfolio, it also may purchase certain fixed income securities, securities convertible into equity securities and options on securities in the portfolio. As such, Separate Account (B)'s assets are valued primarily on the basis of information furnished by a pricing service and other sources of closing market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a particular investment or are determined to be unreliable, it may be valued by other methods that CAC, under oversight by the Committee, believes accurately reflect a fair value.



     The Committee reviews the methodology used for each investment that is valued on a fair value basis. The use of a fair valuation method will be used if market quotations are not readily available or are determined to be unreliable. This may be, for example, if: (i) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded or (ii) a trading halt closes an exchange or market early. An investment's fair value may differ depending on the method used for determining value. This procedure incurs the unavoidable risk that a fair value of an investment as determined by CAC, may be higher or lower than the investment might actually command if Separate Account (B) sold it. Separate Account (B) does not invest in any open-end management investment companies. See the Statement of Additional Information for more details.


     Under current federal laws, no federal income tax is payable on income or capital gains of Separate Account (B). In the event any income taxes are imposed, they will be deducted in determining the net asset value of Separate Account (B). Deductions are also made by CAC for investment advisory services and other services at such prorated percentages as are equivalent to an aggregate of 0.83% per annum of the average daily net asset value of Separate Account (B), under CAC's Investment Advisory Agreement with Separate Account
(B).

     The value of an Accumulation Unit was established as $1.00000 ($1) on June 30, 1966, and the initial deposits were applied at that initial unit value on February 28, 1967. The value as of any later date is found as described above. The value of a participant's account at any date can be determined by multiplying the total number of Accumulation Units credited to his account by the value of an Accumulation Unit on that date.

WITHDRAWALS

     Subject to the limitations described in "Benefits on Death or Withdrawal--HR-10 Plans", an HR-10 Plan Contractholder may withdraw from CAC, in one lump sum on any Valuation Date, part or all of his or her interest in the Contract, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract before your withdrawal. In general, any distribution from an HR-10 Plan made prior to age 59 1/2 (other than on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the employee attains age 55, or a withdrawal which is part of a series of annual or more frequent annuity payments made after separation from service and over the participant's life or the joint lives of the participant and his or her beneficiary, or if the withdrawal is made for certain medical expenses within the deductible limits under the Internal

Revenue Code; or if it is made to an alternate payee pursuant to a QDRO or if it is made on account of an IRS levy on the plan) is subject to an additional 10% tax, under the Internal Revenue Code.


     A participant may elect, by written notice to CAC, to withdraw all or a portion of his individual account, other than certain amounts attributable to a salary reduction agreement, prior to beginning annuity payments.


     CAC will redeem Accumulation Units from all participants, without any charge, at the net asset value per Accumulation Unit next to be determined after receipt of a signed written request to the office of CAC. However, withdrawals prior to age 59 1/2 (except for the exceptions stated in the above paragraph) are generally subject to an additional 10% tax. Distributions from a 403(b) Plan of amounts contributed on or after January 1, 1989 pursuant to a salary reduction agreement and of earnings on those contributions (and amounts earned on or after January 1, 1989 on salary reduction contributions made before January 1, 1989) may be made only upon the attainment of age 59 1/2, separation from service, death, disability or hardship. Hardship distributions are limited to amounts contributed pursuant to a salary reduction agreement, excluding earnings on those amounts. Payment for Accumulation Units redeemed will be made by CAC within seven days after receipt of a written redemption request by CAC at the address set forth above under "Description of Group Variable Annuity Contracts--Contractholder Inquiries". Payments upon redemption may be more or less than the original costs of the Accumulation Units. For a discussion of federal income tax consequences of the receipt of such lump sum payments, see "Federal Taxes--Federal Tax Treatment of Participants".


POLICY REGARDING DISRUPTIVE TRADING AND MARKET TIMING



     Separate Account (B) is not designed for frequent trading or market timing activity. Separate Account (B) does not knowingly accommodate frequent purchases and redemptions of units by investors (other than as described below). If you intend to trade frequently and/or use market timing investment strategies, you should not purchase units in Separate Account (B).



     The Committee has adopted policies and procedures in an effort to prevent disruptive trading and market timing.



     Although Separate Account (B) does not have any sub-accounts, Separate Account (B) has certain participants who may have the ability, prior to beginning annuity payments, to transfer funds to and from a fixed income option if their group annuity contract permits it. Some of the 403(b) Plan Contracts and HR-10 Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. Therefore, CAC has adopted policies and procedures to help it identify and prevent abusive trading practices. In addition, CAC monitors trading activity to identify and take action against abuses. While CAC's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that it will identify and prevent abusive trading in all instances. CAC's ability to detect abusive trading may be limited by operational or technological systems, as well as by its ability to predict strategies employed by market timers to avoid detection. As a result, despite CAC's efforts, there is no assurance that it will be able to identify and curtail all abusive trading by such participants or intermediaries acting on their behalf. If and when CAC does identify abusive trading, it will apply its policies and procedures in a fair and uniform manner to stop such abusive trading.

     Separate Account (B) considers frequent trading and market timing activities to be abusive trading practices because they have the potential to:



     1) disrupt the management of Separate Account (B) by:



        - forcing Separate Account (B) to hold a larger amount of short-term (liquid) assets rather than using those assets for investing for long term growth, which may result in lost investment opportunities for Separate Account (B); and



        - causing unplanned portfolio turnover (for example, if the Portfolio Manager is forced to liquidate investments prematurely to pay withdrawals or transfers);



     2) hurt the portfolio performance of Separate Account (B), because the Portfolio Manager may be forced to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying portfolio; and



     3) dilute the interests of long-term investors of Separate Account (B) if market timers manage to transfer into the underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio's investments.


                                   ANNUITIES

ELECTING THE RETIREMENT DATE AND FORM OF ANNUITY--403(b) PLANS

     A participant selects, in accordance with the Contract, a retirement date and annuity option. CAC does not place any restrictions on a participant's selection of retirement date. CAC currently charges a $250 fee for the purchase of a fixed rate annuity. CAC reserves the right to change this charge at any time. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at anytime without charge. Subsequent changes in either the retirement date or annuity option can be made up to 30 days prior to the date annuity payments are to begin. Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2 or, if later and the participant was not a sole proprietor or Five Percent Owner with respect to the year in which he or she reached age 70 1/2, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to distributions made in plan years beginning before January 1, 1997--consult your tax advisor). The 403(b) Plan Contracts provide for the various annuity forms described below. Level deduction Contract participants have three annuity forms; graded deduction Contract participants have four. There is an additional annuity form, which is not one of the four options described below, which is applicable only to plans providing for a qualified joint and survivor annuity as defined in ERISA. That annuity form is described following the descriptions of the four options. The annuity payments may be either fixed or variable at the option of the participant.

ANNUITY OPTIONS--403(b) PLANS

     The following annuity options are available under 403(b) Plans offered by Separate Account (B):

     - OPTION 1--LIFE WITHOUT REFUND. Monthly payments for the life of the participant only.

     - OPTION 2--LIFE TEN YEARS CERTAIN. Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments may, at the option of the beneficiary designated by the participant, be discounted and paid in a single sum, or be continued during the remainder of said period to the beneficiary. If the beneficiary dies while receiving annuity payments, the value on the date of death of the remaining number of annuity payments will be paid in a lump sum to the estate of the beneficiary. This option is considered by CAC to be the "normal form". Unless the Plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

     - OPTION 3--JOINT AND SURVIVOR. Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant's death to his spouse, for the balance of his spouse's life.

     - OPTION 4--LIFE FIVE YEARS CERTAIN. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but extending only five years from the commencement of payments. This option may only be selected by participants under the graded deduction Contract.

     Ordinarily, no option may be elected if the first payment under such option would be less than $25. If the amount of such first payment would be less than $25, it will be paid in a lump sum.

     No option may be elected which has a period certain longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant's contingent annuitant, calculated, based on such persons' attained ages in the year in which payments are required to begin, using the mortality table provided for such purpose by the Secretary of the Treasury. Further, with respect to benefits accrued after December 31, 1986, the distribution cannot exceed a maximum period of years determined under tables provided by the Secretary of the Treasury, and additional rules apply in determining the minimum amount which must be distributed each year.

     If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA as the automatic form of payment, then unless the participant waives such form and his spouse consents, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant's surviving spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, and which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above if he is covered by a graded deduction Contract or any of Options 1, 2 or 3 if he is covered by a level deduction Contract.

     If Option 1 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 3 is elected, subsequent to the death of the last to die of the participant and the participant's spouse no payments are made to any person.

     Other options are available with the consent of CAC. Information on such options will be furnished upon written request to CAC.

RETIREMENT OF PARTICIPANT--HR-10 PLANS

     Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2, or, if later and participant was not a sole proprietor or 5% Owner with respect to the year in which he or she reached age 70 1/2, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to distributions made in plan years beginning before January 1, 1997. Consult your tax advisor).

     The HR-10 Plan Contract is flexible in allowing retirement on the first day of any month as elected by the participant and specified in the plan. The only requirements are that the initial monthly annuity payment must be at least equal to a minimum amount established by CAC from time to time, and that the participant must submit certain information to establish proof of his date of birth. If the annuity would be less than the minimum, it may be paid as a fixed-value income, or in a lump sum.

ANNUITY OPTIONS--HR-10 PLANS

     The form of annuity payable to retired participants of a particular organization depends on the terms and provisions of the plan adopted by that organization. Annuity options normally available under the Contract, if the plan so provides, will include the following listed below, provided that the option selected must produce an initial monthly annuity payment in the amount of at least $25. CAC currently charges $250 for the purchase of a fixed rate annuity. CAC reserves the right to change this charge. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the HR-10 Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

     The following annuity options are available under HR-10 Plans offered by Separate Account (B):

     - OPTION 1--LIFE TEN YEARS CERTAIN. Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments will be discounted at the reserve interest rate, and paid to the beneficiary in a single sum. This option is considered by CAC to be the "normal form." Unless the plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

     - OPTION 2--LIFE FIVE YEARS CERTAIN. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but only extending for five years from retirement.

     - OPTION 3--LIFE WITHOUT REFUND. Monthly payments for the life of the participant only.

     - OPTION 4--JOINT AND SURVIVOR. Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant's death to his spouse, for the balance of his spouse's life.

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

     - OPTION 5--FIXED INSTALLMENTS. Level monthly payments of a stipulated dollar amount, payable until the sum applied is exhausted. The period for which payments are made will vary depending upon the investment results of the Account.

     - OPTION 6--FIXED PERIOD. Variable monthly payments payable over a predesignated period of years, from one to twenty.

     In the case of options with a fixed period, the beneficiary may, in lieu of a lump sum settlement, elect to have the remaining installments continued on a monthly basis. This election is available only if the beneficiary is a natural person.

     No option may be elected which has a certain period longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant's beneficiary calculated based on such persons' attained ages in the years in which payments are required to begin, using the mortality table prescribed for such purpose by the Secretary of the Treasury. Additional special rules apply in determining the minimum amount which is required to be distributed each year. Life expectancies of the participant and the participant's spouse will be redetermined annually unless the plan provides otherwise.

     If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA then, unless the participant waives such automatic form of payment with the consent of the participant's spouse, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant's spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, with respect to a defined benefit plan, which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant and, with respect to a defined contribution plan, is the annuity which can be purchased with the participant's individual account balance. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above.

     If Option 3 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 4 is elected, subsequent to the death of the last to die of the participant and the participant's spouse no payments are made to any person.

                                ANNUITY PAYMENTS

DETERMINATION OF AMOUNT OF THE FIRST MONTHLY VARIABLE ANNUITY PAYMENT

     As of the date annuity payments are to begin, the value of a participant's account is computed by multiplying the value of an Accumulation Unit on the fifteenth day of the preceding calendar month (or the next Valuation Date if the 15th does not fall on a Valuation Date) by the number of Accumulation Units credited to the participant's account, and subtracting from the resulting figure any premium tax that is applicable under state law to the purchase of the participant's annuity. Such premium taxes range from 0 to 3%. Regardless of the date on which premium taxes are deducted from the accounts of participants, such taxes are remitted by CAC to applicable state taxing authorities once per calendar year. Certain states provide for credits against premium tax liabilities based upon CAC's ownership of properties or investments located therein (none of which are assets of Separate Account (B)). In the event that CAC is able to avail itself of such credits, the resulting saving is not passed on to participants from whose accounts premium taxes have been deducted.

     Each Contract contains tables setting forth the dollar amount of the first monthly annuity payment which can be purchased by each $1,000. These tables vary according to the type of Contract, the form of annuity selected by the participant and the sex and age on the nearest birthday of the participant. The tables are based on the 1951 Group Annuity Table projected 14 years with projection scale C and with interest at the assumed investment rate of 3 1/2%. Participants under the graded deduction Contract--403(b) Plan may also elect an optional rate of 3%, 4%, 4 1/2% or 5%. In general, if you choose a longer payment period or decide to receive more frequent payments, then the amount of each payment will be lower than if you had chosen a shorter payment period or had elected to receive payments less frequently. The first monthly annuity payment for a particular annuity form may be found by dividing the value of the participant's individual account by $1,000 and multiplying this number by the annuity rate from the applicable table.

DETERMINATION OF THE VALUE OF AN ANNUITY UNIT AND AMOUNT OF SECOND AND SUBSEQUENT MONTHLY VARIABLE ANNUITY PAYMENTS

     The dollar amount of the first monthly variable annuity payment, determined as above, is divided by the monetary value of an Annuity Unit as of the date of retirement to fix the number of Annuity Units represented by the annuity benefit. The number of Annuity Units, so determined, remains fixed thereafter throughout the payment period. The dollar amount of the second monthly variable annuity payment, due as of the first day of the month following retirement, is determined by multiplying the fixed number of Annuity Units by the monetary value of an Annuity Unit as of the due date of the second payment. This same procedure is then followed to determine the monetary value of each succeeding monthly variable annuity payment.

     On each Valuation Date, a net investment factor is determined from the investment performance of the assets of Separate Account (B) during the period since the last Valuation Date. Such factor is equal to the value of an Accumulation Unit at the end of the period, divided by the value on the preceding Valuation Date, carried to the nearest one hundred thousandth. The net investment factor is determined after the deduction for any taxes and for investment advisory fees and services as described above.

     The value of an Annuity Unit was established at $1.00000 ($1) on June 30, 1966. The monetary value of an Annuity Unit is redetermined for the entire month as of the first day of each calendar month by multiplying the value of an Annuity Unit on the first day of the preceding month by the ratio of the Accumulation Unit value for the 15th day of the preceding month to the Accumulation Unit value for the 15th day of the second preceding month, and dividing the result by a monthly interest factor equivalent to the assumed net investment rate (or the next Valuation Date if the 15th does not fall on a Valuation Date).

     The dollar amount of each monthly payment under a variable annuity will fluctuate with the changing value of an Annuity Unit. The Annuity Unit value will go up or down each month, depending on whether the actual effective investment return for that month is at an annual rate which is greater than or less than the assumed investment rate.

EXAMPLES


     The computation of the amounts payable under a variable annuity may be illustrated by the following two examples, using unisex annuity tables. In each case, assume a participant retired on January 1, 2005 at age 65. The participant had on the date of retirement 15,000 Accumulation Units. The monetary value of
an Accumulation Unit as of December 16, 2004 was $          . The total value of
the participant's account was therefore $          .


          - 403(b) PLAN CONTRACT. Assume the participant selected Option 2--Life Ten Years Certain. See "Annuities--Annuity Options--403(b) Plans". Both graded deduction and level deduction 403(b) Plan Contracts provide an annuity rate of $6.34 for a participant age 65, where Option 2 has been selected. The total value of the account $283,150.28, was therefore divided by $1,000 and multiplied by the annuity rate of $6.34 to obtain the initial monthly payment, $1,795.17. (It is assumed that no premium tax was applicable in this instance). Continuing this example, the monetary value of an Annuity Unit on the date of retirement was $5.315767. This was divided into $1,795.17 to obtain the quantity 337.707197 the number of Annuity Units represented by this benefit. This number of Annuity Units will remain fixed for the duration of the annuity payments. The second monthly payment, to be made for February 1, 2004, would be found by multiplying the number of Annuity Units by the monetary value of an Annuity Unit on that date. This was $5.532065. The dollar amount of the second payment would have been times 337.707197 or $1,868.22. Each succeeding monthly payment for this annuity would be determined in the same manner, being related in turn to the monetary value of an Annuity Unit on the date the payment is due. Again, the value of an Annuity Unit on that date will be found from the value on the first day of the preceding month, adjusted for investment experience and assumed interest for the period from the 15th day of the second preceding month to the 15th day of the preceding month (or the next Valuation Date if the 15th does not fall on a Valuation Date).

          - HR-10 PLAN CONTRACT. Assume the participant selected Option 1--Life Ten Years Certain. The HR-10 Plan Contract provides an annuity rate of $6.34 for a participant age 65, where Option 1 has been selected. The total value of the account, $283,150.28, was therefore divided by $1,000 and multiplied by the annuity rate of to obtain the initial monthly payment, $1,795.17. (It is assumed that no premium tax was applicable in this instance). Continuing this example, the monetary value of an Annuity Unit on the date of retirement was $5.315767. This was divided into $1,795.17 to obtain the quantity 337.707197, the number of Annuity Units represented by this benefit. This number of Annuity Units will remain fixed for the duration of the annuity payments. The second monthly payment, to be made for February 1, 2004, would be found by multiplying the number of Annuity Units by the monetary value of an Annuity Unit on that date. This was $5.532065. The dollar amount of the second payment would have been 337.707197 times $5.532065 or $1,868.22. Each succeeding monthly payment for this annuity would be determined in the same manner, being related in turn to the monetary value of an Annuity Unit on the date the payment is due. Again, the value of an Annuity Unit on that date will be found from the value on the first day of the preceding month, adjusted for investment experience and assumed interest for the period from the 15th day of the second preceding month to the 15th day of the preceding month (or the next Valuation Date if the 15th does not fall on a Valuation Date).

ASSUMED INVESTMENT RATE

     The examples are based upon a assumed investment rate of 3 1/2%. Under the 403(b) Plan graded deduction Contract, the participant has the option to choose an assumed investment rate of 3%, 3 1/2%, 4%, 4 1/2% or 5%. This option must be selected at least 30 days prior to the date annuity payments are to begin.

If an assumed investment rate is not selected, then a 3 1/2% rate will be applied. CAC, in special cases, may stipulate variable annuity premiums and reserves on assumed investment rates other than 3 1/2% for HR-10 Plan Contracts. Each special Contract of this character would have different monetary values for Annuity Units.

     A higher assumed investment rate will tend to result in a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments when Accumulation Unit values are declining). A lower assumed investment rate would have the opposite effect. If the actual net investment rate is equal to the assumed investment rate, the annuity payments will be level. The assumed investment rate is an actuarial technique rather than a guarantee of a rate of return, and no assurances can be given that the actual net investment rate will equal or exceed the assumed investment rate. Subject to spousal consent as described in sub-paragraph (a) above if required under the plan.

                        BENEFITS ON DEATH OR WITHDRAWAL

403(b) PLANS

     Upon termination of Purchase Payments on his behalf, a participant or his designated beneficiary (if an individual person or persons) under a 403(b) Plan will have the following options, subject to the conditions in the Contract, subject to the requirement of the participant's spouse, if any, must consent in writing to the distribution if required under the plan.

     - The participant may elect to have his individual account applied to provide annuity payments beginning immediately under the selected annuity option, subject to the requirement that the participant's spouse, if any, must consent in writing to the distribution if required under the Plan.


     - The participant may surrender his individual account and receive the value of the account subject to spouse consent as discussed in subparagraph (a) above if required under the Plan. The value of the account will be computed from the value of an Accumulation Unit next to be determined after a written request for surrender is received at the principal office of CAC, CNA Center, Chicago, Illinois 60685 or. Payment will be made within seven days thereafter, without termination charge. Payments upon redemption may be more or less than the original cost of the Accumulation Units.


     - The participant may leave his individual account in force under the Contract until his required beginning date (generally the April 1 following the later of the year in which he reaches age 70 1/2 or, if he is not a Five Percent Owner with respect to the year he or she reaches age 70 1/2, the year in which he retires) and the account will continue to participate in the investment results of Separate Account (B). At his required beginning date, the participant must take an annuity or surrender his account and receive its value.

     - If the individual participant moves to another employer which has a similar group annuity contract in force with CAC, his individual account may be transferred to the other group annuity contract.

     Federal income taxes may be withheld from the taxable portion of any amount distributed.

     On the death of a participant prior to retirement, the value of his individual account will accumulate and be paid to his beneficiary or his estate in a single sum when requested by his beneficiary or estate (subject to the time limitation set forth in this paragraph); or, if the beneficiary is the participant's surviving spouse, it may be left in Separate Account (B) until the date the participant would have attained age 70 1/2; or it may be applied under one of the annuity options under the Contract to provide a lifetime annuity on a variable basis, providing the initial monthly annuity payment is at least $25 in amount. The participant's entire interest must, however, be distributed by the end of the year that contains the fifth anniversary of his death unless the beneficiary is his spouse or if the beneficiary takes the benefit in the form of a lifetime annuity that begins by the end of the year that contains the first anniversary of the participant's death. In general, all death benefits are taxable as ordinary income when received by the designated beneficiary or by the estate; however, the participant's spouse may be eligible to elect to defer taxation on such death benefit to the extent the spouse directs a rollover to an individual retirement plan or makes a "tax-free" rollover contribution of such death benefit (including the amount of taxes withheld on such benefit) within sixty days after receipt thereof to an individual retirement plan.

HR-10 PLANS

     Under all plans except certain profit sharing plans, death benefits in the form of a survivor annuity will generally be paid to the surviving spouse of a vested or partially vested participant if the participant was married for at least one year as of the date of his death (or less if the HR-10 Plan so provides), unless the participant waives such a spousal annuity and his spouse consents. The monthly amount of the spousal annuity will be the amount the surviving spouse would have received under a qualified joint and survivor annuity as defined in ERISA if the participant had retired on the day before his death (or, in the case of a participant who dies before he became eligible to retire, the amount the surviving spouse would have received under such an annuity if the participant had survived to the earliest retirement age under the plan, retired, and died the day after such retirement). Under certain defined contribution plans, the monthly amount of the spousal annuity is the amount that would be provided under an annuity purchased with 50% of the participant's individual account under the Contract. Under certain profit sharing plans, the surviving spouse to whom a participant was married for at least one year on the date of his death (or less if the HR-10 Plan so provides) will receive the entire value of the participant's individual account under the Contract unless the surviving spouse consents to another named beneficiary.


     For participants who are unmarried or who were married less than a year (or other applicable period under the HR-10 Plan) when they died, and for other participants whose spouses consent to an alternative form of distribution or to another named beneficiary, in the event of the death of a participant prior to retirement, the beneficiary currently designated by the participant will be entitled to the entire value of his individual account under the Contract. The monetary value of his account will be determined at the Valuation Date next following the date the notice of death is received at the principal office of CAC, CNA Center, Chicago, Illinois 60685 or. Payments upon death or withdrawal may be more or less than the total of the original purchase payments.


     If permitted by the plan, the beneficiary may elect to have the value applied to provide a variable income to the beneficiary under rates set forth in the Contract.

     On the withdrawal of a participant from the plan prior to retirement due to a termination of employment or to a termination of the plan itself, the following options are available:

     (a) A participant may, regardless of age, have his individual account applied to provide a variable annuity option under the Contract, subject to the minimums set forth therein and to the requirement that the participant's spouse, if any, must consent in writing to the distribution.

     (b) A participant may, regardless of age, surrender his individual account and receive the value of the account computed as of the Valuation Date next after the date the request for surrender is received by CAC, subject to spousal consent as described in subparagraph (a) above if required under the Plan.

     (c) A participant may, if his interest in Separate Account (B) on the date of withdrawal is at least $2,000, allow his individual account to remain in force under the Contract, and his individual account will continue to participate in the investment results of Separate Account (B).

     On subsequent retirement, such participant may, regardless of age, begin to receive annuity payments under the option selected. At any time in the interim, such participant may instead surrender his individual account in accordance with
(b) above.

     In lieu of the above options, and if permitted under the plan, any participant may elect to have his individual account transferred to a fixed annuity contract, whereupon options similar to those above will apply. There may be a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal before withdrawal with respect to a lump sum withdrawal of part or all of the interest of a Contractholder in a Contract.

                                 FEDERAL TAXES

FEDERAL TAX TREATMENT OF PARTICIPANTS

     403(b) PLANS. Amounts representing contractually permitted Purchase Payments under 403(b) Plans made on behalf of participants are not recognizable as taxable income to participants at the time they are made. However, Purchase Payments made pursuant to salary reduction agreements will be subject to Social Security ("FICA") taxes and Federal Unemployment Compensation ("FUTA") taxes. Increases in the value of a participant's individual account are not taxable to the participant until payments are received by him. Any Purchase Payments in excess of applicable limitations under the Internal Revenue Code are includable in income for the year in which they are made.

     All annuity payments received after retirement will be based on realized and unrealized capital gains as well as amounts representing Purchase Payments on behalf of a participant and the participant's pro rata share of investment income. All such annuity payments will be taxed under Section 72 of the Internal Revenue Code as ordinary income in the year of receipt to the extent that they exceed the participant's Investment in the Contract. The Investment in the Contract is the amount of Purchase Payments made by or on behalf of such participant which are a part of his or her taxable income in the year in which such payments are made; i.e., those which are not deductible. In general, the participant's Investment in the Contract is divided by the expected number of payments to be made under the Contract determined in accordance with the simplified method set forth in IRS Notice 98-2. The amount so computed constitutes the Excludable Amount, which is the amount of each annuity payment considered a return of capital in each year and therefore not taxable. The participant may not recover tax-free more than his Investment in the Contract. Thus, if a participant's payments continue to be made longer than expected, all amounts received are taxable after the Investment in the Contract is recovered. Similarly, if a participant dies before recovering his Investment in the Contract, his estate is entitled to a deduction in the participant's last taxable year for the unrecovered amount.

     The rules for determining the Excludable Amount are contained in Section 72 of the Internal Revenue Code, and require adjustment for payments required under the Contract to be made, regardless of the participant's death, for a term of years, and in the case of a joint and survivor annuity payable to a named beneficiary following the death of the participant.

     Should the participant elect to receive his termination value in a lump sum in lieu of annuity payments, the amount received in excess of his Investment in the Contract will be taxed as ordinary income in the year received. If any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, the participant or his surviving spouse will defer taxation to the extent he or she (1) has such distribution paid directly to an individual retirement plan, another tax-sheltered annuity or Section 401(a) plans or governmental Section 457(b) plans that accept rollovers from 403(b) plans or (2) makes a "tax-free" rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of the distribution to an individual retirement plan, another tax sheltered annuity or
Section 401(a) plans or governmental Section 457(b) plans that accept rollovers from 403(b) plans. (A direct rollover may not be permitted if the amount of the distribution is less than $200). All taxable distributions are generally Eligible Rollover Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more, required minimum distributions under Section 401(a)(9) of the Internal Revenue Code, hardship distributions, and distributions attributable to after-tax contributions.

     LIMITS ON CONTRIBUTIONS. The maximum deduction for Employer contributions made to a qualified defined contribution plan is limited to 25% of compensation. The Employer is required to pay a 10% excise tax on nondeductible contributions, subject to certain limitations. This excise tax does not apply to tax-exempt Employers except with respect to unrelated business income tax. However, in general, the sum of Purchase Payments by the Employer, forfeitures of other plan participants, salary reduction contributions or elective deferrals, if any, and an employee's voluntary nondeductible contributions may not exceed the lesser of 100% of compensation or $41,000 for any year. Prior to 2002, contributions to 403(b) plans were subject to an "exclusion allowance" imposed by Section 403(b) of the Internal Revenue Code. Generally, the exclusion allowance limited the amount that could be excluded from a participant's income each year to 20% of the participant's compensation multiplied by the Participant's years of service with the employer, minus amounts previously contributed by or on behalf of the Participant under the 403(b) plan and other employer--sponsored retirement plans, to the extent excluded from the Participant's income.

     For 403(b) Plans, the annual limit on salary reduction contributions is $13,000. These contributions are subject to certain non-discrimination rules. A 403(b) Plan also may permit certain participants to make additional catch-up contributions in excess of the annual elective deferral limit (which additional contributions generally are not subject to non-discrimination rules).

     HR-10 PLANS. For a self-employed individual, compensation may generally be defined as earned income, determined after the plan contribution. Only the first $205,000 of a person's compensation ($305,000 for certain participants in plans maintained by state or local governments that are amended to reflect the compensation limitation applicable to all other participants) may be taken into account. Plans may specify that Purchase Payments be made at a rate less than 25%, and profit sharing plans may provide for the rate of contribution to be established (as described below) each year. If the plan is a top heavy plan (as described below), generally an annual purchase payment of 3% of compensation must be made for all non-key employees.

     For HR-10 Plans, nondeductible voluntary Purchase Payments are permitted to be made by participants if the plan so provides, but only where such privilege is extended to all participants. Nondeductible voluntary Purchase Payments may be made, but are subject to certain nondiscrimination requirements and plan limits which vary from plan to plan. Additionally, elective deferrals may be made, if permitted by the plan, in an annual amount of up to $13,000.

     The maximum deduction for Purchase Payments to a defined benefit plan is determined annually by an actuary, subject to minimum funding standards established by the Internal Revenue Code. Generally, no Purchase Payments may be made to fund a normal retirement benefit in excess of 100% of compensation or, if less, $165,000 per year for an individual beginning at his Social Security retirement age. If it is a top heavy defined benefit plan, certain minimum benefits must be provided for non-key employees. The $165,000 per year limit is prorated if the individual has less than ten years of participation in the plan and is reduced actuarially if benefits begin before Social Security retirement age.

     Special rules apply to all plans (corporate or self-employed) which primarily benefit the Employer's key employees ("top heavy plans"). A plan is a top heavy plan (1) if it is a defined contribution plan and the value of the aggregate accounts of key employees is more than 60 percent of all the value of the aggregate accounts under the plan for all employees, or (2) if it is a defined benefit plan and the present value of the cumulative accrued benefits under the plan for key employees is more than 60 percent of the present value of the cumulative accrued benefits under the plan for all employees. All plans of an Employer in which a key employee is a participant and all plans required to be aggregated to satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code must be aggregated in determining whether a plan is top heavy. If the aggregation group, taken as a whole, is top heavy, then each plan in the group is a top heavy plan. Any other tax qualified plans of the Employer that meet certain rules may, but need not be, so aggregated. In general, an employee is considered a key employee if he is (or was in any of the 4 preceding years) (1) an officer of the Employer with annual compensation of more than $130,000, (2) one of the 10 employees with annual compensation of more than $40,000 who owns the largest interests in the Employer, (3) a 5% owner, or (4) an owner of 1 percent or more of the stock, profits or capital of the Employer which owner has annual compensation of more than $150,000.

     For limitation years beginning prior to January 1, 2000, if an Employer maintained a defined contribution plan and a defined benefit plan, there were aggregate limitations on the benefits and contributions that could be provided under the combination of plans. The limitations are more restrictive for top heavy plans and are most restrictive for super top heavy plans (that is, defined contribution plans where more than 90% of aggregate account balances are for key employees and defined benefit plans where more than 90% of the cumulative accrued benefits are for key employees).

     DISTRIBUTIONS--HR-10 PLANS. Similar treatment is accorded to self-employed individuals and common-law employees with respect to distributions from a plan. A distribution is taxable except to the extent it consists of employee non-deductible contributions, which are received tax-free. (Distributions are deemed to consist proportionally of tax-free and taxable amounts, unless CAC has a separate record of amounts attributable to pre-1987 non-deductible employee contributions, in which case those amounts are deemed distributed first. For participants who were age 50 by January 1, 1986, an election may be made to preserve the federal income tax treatment of lump sum distributions in effect prior to 1987, i.e., ten-year forward income averaging (using 1986 tax rates) and any portion of the distribution attributable to pre-1974 participation is taxable as long term capital gain at a 20% rate. Generally, a lump sum distribution is a distribution in a single taxable year after attainment of age 59 1/2, or on account of death, or because of disability of a self-employed individual or separation of a common-law employee from the service of the Employer. If any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, a participant or his or her surviving spouse may be eligible to defer taxation on such distribution to the extent he or she (1) has such distribution paid directly to an individual retirement plan or another qualified plan which accepts such rollovers or (2) makes a "tax-free" rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of such distribution to an individual retirement arrangement or to another qualified plan. A direct rollover may not be permitted if the amount of the distribution is less than $200. All taxable distributions are generally Eligible Rollover Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more, required minimum distributions under Section 401(a)(9) of the Internal Revenue Code, certain hardship distributions from a 401(k) plan, and distributions attributable to after-tax contributions.

     DISTRIBUTIONS--403(B) AND HR-10 PLANS. Distributions made to any participant in an HR-10 Plan or 403(b) Plan prior to attainment of age 59 1/2 (unless the distribution is made on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the participant attains age 55, certain medical expenses within the deductible limits of the Internal Revenue Code, or as part of a series of annual or more frequent annuity payments made after separation from service and at least over the participant's life, or if the distribution is made to an alternate payee pursuant to a QDRO or if it is made on account of an IRS levy on the plan) will generally be subject to a

10% tax in addition to the otherwise applicable federal income tax. There is also a 50% excise tax on the amount by which a distribution is less than the required minimum distribution.

     The withholding of federal income taxes depends upon whether a distribution is an Eligible Rollover Distribution. There is mandatory income tax withholding of 20% of the amount of any Eligible Rollover Distribution that is not paid in a direct rollover to another qualifying plan; if such distribution is paid in a direct rollover to another qualifying plan, there is no income tax withholding obligation. Federal income taxes will be withheld from the taxable portion of any distribution that is not an Eligible Rollover Distribution, unless the participants elects not to have amounts withheld. Additional withholding will not be made for the 10% additional tax on premature distributions; however the recipient may be responsible for paying estimated taxes.

FEDERAL TAX STATUS OF SEPARATE ACCOUNT (B)

     Separate Account (B) is not qualified as a "regulated investment company" under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments.

     Both investment income and realized capital gains are accumulated and reinvested.

     The investment results credited to a participant's account are not taxable to the participant until benefits are received by him. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant's benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

EMPLOYEE RETIREMENT INCOME SECURITY ACT

     ERISA contains many provisions which may apply to certain annuity plans described under Sections 403(b) and 401 of the Internal Revenue Code, including those offered hereunder. Employers and Contractholders may be subject to many requirements and duties, including reporting and disclosure requirements, requirements regarding the form and timing of benefit payments, fiduciary responsibilities (including investment responsibilities) and prohibitions on certain transactions involving or affecting the assets of the plan. Failure to comply with ERISA may result in exposure of the Contractholder or Employer to civil and criminal sanctions.

     Certain modifications in the Contracts described in this prospectus may be required from time to time by ERISA or other laws. Such modifications may be made by CAC in accordance with provisions in the Contracts which permit CAC to amend the Contracts to conform to applicable law. Contractholders and, in the case of HR-10 Plans, Employers will be informed of any such modifications.

     As set forth in this prospectus, the HR-10 Plan Contracts described herein are offered solely in connection with certain retirement plans which are qualified under Section 401 of the Internal Revenue Code. These plans include not only individually designed plans of various employers or associations of employers but also certain plans which are generally described as master or prototype plans. In general, master or prototype plans are plans sponsored by an organization such as an insurance company or trade association. The sponsoring organization obtains a master or prototype plan opinion letter from the Internal Revenue Service which indicates that the form of the plan meets the requirements of Section 401 of the Internal Revenue Code. Once the sponsoring organization has obtained a master or prototype plan opinion letter, Employers may, in certain cases, adopt the master or prototype plan form as their own tax-qualified plan with the benefit of a prior Internal Revenue Service approval of the master or prototype plan form. Prototype plans sponsored by CAC have been adopted by some Employers.


     This prospectus does not furnish detailed information concerning the requirements of ERISA or the Internal Revenue Code, and those requirements may vary depending upon the particular circumstances regarding each Employer and each Contractholder. Also, the foregoing descriptions under "Federal Tax Treatment of Participants" apply under federal income tax laws in effect on April 30, 2005, and the federal tax treatment of Participants may change. It is therefore recommended that Employers, Contractholders and potential Purchasers consult with counsel or other competent advisers regarding the impact of ERISA and the Internal Revenue Code.


                                 LEGAL MATTERS

     Separate Account (B) is not involved in any pending legal proceedings. CAC is involved in litigation arising in the ordinary course of its business. Because of the nature of litigation, it is not possible to predict the outcome of these actions; however, in the opinion of the management of CAC, such litigation will not materially adversely affect the business or financial position of CAC or Separate Account (B) or the ability of CAC to perform its obligations under the Investment Advisory Agreement.

     Legal matters in connection with the offering made hereby have been passed upon by Lynne Gugenheim, Senior Vice President and Deputy General Counsel of CAC.

                            REPORTS TO PARTICIPANTS


     Semi-annually, CAC will provide a financial report to each participant covering the most recent six months or calendar year, as applicable. These reports will include general information on Separate Account (B), including a schedule of its investments in securities as of the close of the applicable period. Also provided will be a statement of the participants' equity in Separate Account (B), showing the changes therein for the period reported on Reports issued as of the close of a calendar year will contain financial statements which have been audited by Separate Account (B)'s independent registered public accounting firm.

                              FINANCIAL STATEMENTS


     The following financial statements of Separate Account (B), the notes thereto and the Independent Registered Public Accounting Firm's Report with respect thereto are incorporated into the Statement of Additional Information by this reference from Separate Account (B)'s 2004 Annual Report to Participants:
Statement of Operations; Statement of Assets and Liabilities; Statement of Changes in Participants' Equity; and Schedule of Investments. Copies of the 2004 Annual Report to Participants may be obtained, at no charge, by contacting in writing or by telephone:


                                Continental Assurance Company

                                Attn: Pension Client Services-42S

                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001
                                Website: www.cna.com/sab/
                                Internet e-mail: sab@cna.com


     In addition, the SEC maintains a web site (http://www.sec.gov) that contains the 2004 Annual Report to Participants and other information about Separate Account (B).



     Financial statements of CAC, the notes thereto and the Independent Registered Public Accounting Firm's Report with respect thereto are set forth on the Statement of Additional Information. Such financial statements are included therein solely for the purpose of informing investors as to the financial position and operations of CAC and are not financial statements of Separate Account (B).

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
                                                             --------
Glossary....................................................      2
Management of Separate Account (B)..........................      4
Code of Ethics..............................................      8
Investment Advisory Services................................      9
Portfolio Manager...........................................     11
Securities Custodian........................................     12
Independent Registered Public Accounting Firm...............     12
Brokerage Allocations.......................................     13
Calculation of Performance Data.............................     13
Underwriting................................................     14
Transfers between Separate Account (B) and Fixed Income
  Accounts..................................................     14
Disclosure of Portfolio Holdings............................     14
Financial Statements........................................     15
Appendix A..................................................    A-1

                                    GLOSSARY

     We have capitalized some of the terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Unit: an accounting unit used to measure the value of a Participant's account before annuity payments begin. The term "equity unit", which is used in some outstanding Contracts, is synonymous with "accumulation unit".

Administrative Service Agreement:  an agreement between CAC and Separate Account
(B) under which CAC provides certain administrative services for Separate Account (B).

Annuitant:  the person on whose life annuity payments are based.

Annuity: a series of payments for life; with either a minimum number of payments or a determinable sum guaranteed; or for the joint lifetime of the person receiving payments and another person and thereafter during the lifetime of the survivor.

Annuity Unit: an accounting unit used to calculate the amount of annuity payments.

CAC:  Continental Assurance Company.

Casualty:  Continental Casualty Company.

CNA Financial:  CNA Financial Corporation.

Committee: a five-member board in which the supervision of Separate Account (B) is vested.

Contract:  a group variable annuity contract described by this prospectus.

Contractholder: the entity to which the Contract is issued, usually the employer for 403(b) Plans, and either (a) the Trustee of a trust for the benefit of self-employed individuals and their employees, or (b) an association of self-employed individuals for HR-10 Plans. References in this prospectus to "you" or "your" refer to Contractholders.

Eligible Rollover Distribution: distribution as described in Section 402(c)(2) and Section 402(c)(4) of the Internal Revenue Code from a 403(b) Plan or a HR-10 Plan.

Employer: as used in HR-10 Plan Contracts, a sole proprietor or a partnership which has adopted or joined, or which proposes to adopt or join, a plan, master plan, or master plan and trust which includes participants who are self-employed persons and which qualifies under Section 401 of the Internal Revenue Code.

ERISA:  the Employee Retirement Income Security Act of 1974, as amended.

Excludable Amount: as used in HR-10 Plan Contracts, an amount excludable from gross income under the provisions of the Internal Revenue Code.

Five Percent Owner or 5% Owner: a person who owns or has owned (or is considered as owning or as having owned through the application of certain attribution rules) (a) more than 5% of the outstanding stock of an Employer which is a corporation or stock possessing more than 5% of the total combined voting power of such corporation, or (b) if the Employer is not a corporation, more than 5% of the capital or more than a 5% interest in the profits of the Employer.

Fixed Annuity: an annuity providing for payments which remain fixed throughout the payment period and which do not vary with the investment experience of Separate Account (B).

403(b) Plan: a plan that provides for deferred income tax treatment for annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.

HR-10 Plan: a plan offered for use by certain self-employed individuals and their employees which qualifies under Section 401 of the Internal Revenue Code.

Internal Revenue Code:  the Internal Revenue Code of 1986, as amended.

Investment Advisory Agreement:  an agreement between CAC and Separate Account
(B) under which CAC acts as the investment adviser to Separate Account (B).

Investment in the Contract: as used in HR-10 Plan Contracts, the investment in the Contract, as defined in Section 72 of the Internal Revenue Code.

Net Purchase Payment: the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less the deduction for sales and administrative charges.

1940 Act:  the Investment Company Act of 1940, as amended.

participant: a person who has an interest in Separate Account (B) because such person makes Purchase Payments or they are made for such person.

Purchase Payments:  amounts paid to CAC by or for a Participant.

SEC:  Securities and Exchange Commission.

Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC in an account which does not contain the investment experience of other assets or liabilities of CAC.


TCC:  The Continental Corporation.


Valuation Date: each day on which the New York Stock Exchange and CAC are open for business, and on each other day in which CAC is open for business and there is a sufficient degree of trading in the portfolio securities of Separate Account (B) that the current net asset value of Accumulation Units might be materially affected by changes in the value of such securities, with each day of valuation being referred to as a Valuation Date.

Variable Annuity: an annuity providing for payments varying in amount according to the investment experience of Separate Account (B).

                                    [B LOGO]

                     Group
                     Variable
                     Annuity
                     Contracts
                     PROSPECTUS


                     Dated: April 30, 2005



                 CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
[CNA LOGO]

STATEMENT OF
ADDITIONAL
INFORMATION

GROUP
VARIABLE                                                                [B LOGO]
ANNUITY
CONTRACTS


     This Statement of Additional Information provides certain information about Continental Assurance Company Separate Account (B) ("Separate Account (B)"), which is a separate account created by Continental Assurance Company ("CAC"), and certain Group Variable Annuity Contracts sold by CAC. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Separate Account (B), dated April 30, 2005.


     For a free copy of the Prospectus, please call or write us at:

                                Continental Assurance Company

                                Attn: Pension Client Services-42S

                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001
                                Website: www.cna.com/sab/
                                Internet e-mail: sab@cna.com


     In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Prospectus, material incorporated by reference and other information about Separate Account (B).


               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

                             DATED: APRIL 30, 2005

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUS. NEITHER CONTINENTAL ASSURANCE COMPANY NOR SEPARATE ACCOUNT (B) HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT THAN THAT WHICH IS SET FORTH IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE TO PURCHASE ANY SECURITIES. SUCH OFFERS MAY BE MADE ONLY BY THE PROSPECTUS.
                               ------------------

                               TABLE OF CONTENTS


                                                               PAGE
                                                             --------
Glossary....................................................      2
Management of Separate Account (B)..........................      4
Code of Ethics..............................................      8
Investment Advisory Services................................      9
Portfolio Manager...........................................     11
Securities Custodian........................................     12
Independent Registered Public Accounting Firm...............     12
Brokerage Allocations.......................................     13
Calculation of Performance Data.............................     13
Underwriting................................................     14
Transfers between Separate Account (B) and Fixed Income
  Accounts..................................................     14
Disclosure of Portfolio Holdings............................     14
Financial Statements........................................     15
Appendix A..................................................    A-1


                                    GLOSSARY

     The following terms have the indicated meanings when used in this Statement of Additional Information:

Accumulation Unit: an accounting unit used to measure the value of a participant's account before annuity payments begin. The term "equity unit", which is used in some outstanding Contracts, is synonymous with "accumulation unit".

CAC:  Continental Assurance Company.

Casualty:  Continental Casualty Company.

CNA Financial:  CNA Financial Corporation.

Committee: a five member board in which the supervision of Separate Account (B) is vested.

Contract: a group variable annuity contract described in this Statement of Additional Information.

Investment Advisory Agreement:  an agreement between CAC and Separate Account
(B) under which CAC acts as the investment adviser to Separate Account (B).

1940 Act:  the Investment Company Act of 1940, as amended.

Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC, the investment experience of which is kept separate from that of other assets of CAC.


TCC:  The Continental Corporation.


Variable Annuity: an annuity providing for payments varying in amount in accordance with the investment experience of Separate Account (B).

                       MANAGEMENT OF SEPARATE ACCOUNT (B)

OFFICERS AND MEMBERS OF THE COMMITTEE


                                                                                           NUMBER OF
                                                                                           PORTFOLIOS            OTHER
                                              TERM OF                                   IN FUND COMPLEX      DIRECTORSHIPS
                              POSITION(S)   OFFICE AND            PRINCIPAL               OVERSEEN BY           HELD BY
                               HELD WITH     LENGTH OF       OCCUPATION(S) DURING     DIRECTOR OR NOMINEE     DIRECTOR OR
   NAME, ADDRESS AND AGE         FUND       TIME SERVED        THE LAST 5 YEARS           FOR DIRECTOR          NOMINEE
   ---------------------      -----------   -----------      --------------------     -------------------    -------------
                                             DISINTERESTED COMMITTEE MEMBERS
Richard T. Fox..............  Committee    One Year       Financial Consultant                One                None
  CNA Center                  Member
  Chicago, Illinois 60685                  Eighteen
  Age - 67                                 Years
Petrine J. Nielsen..........  Committee    One Year       Retired since June 2003;            One                None
  CNA Center                  Member                      Senior Vice President of
  Chicago, Illinois 60685                                 Computershare, Inc. from
  Age - 64                                                April 2000 until June
                                                          2003; prior thereto Senior
                                                          Vice President of Harris
                                                          Trust and Savings Bank
Peter J. Wrenn..............  Committee    One Year       Chairman and Treasurer of           One                None
  CNA Center                  Member                      Hudson Technology, Inc.
  Chicago, Illinois 60685                  Seventeen      (tooling and
  Age - 69                                 Years          manufacturing); since
                                                          January 2004; prior
                                                          thereto President of
                                                          Hudson Technology, Inc.

                                   INTERESTED COMMITTEE MEMBERS AND EXECUTIVE OFFICERS*

Dennis R. Hemme.............  Committee    One Year       Vice President and                  One                None
  CNA Center                  Member and                  Treasurer of CAC and
  Chicago, Illinois 60685     Chairman     Two Years      Continental Casualty
  Age - 50                                                Company ("Casualty") since
                                                          September 2003; prior
                                                          thereto; Assistant Vice
                                                          President of CAC and
                                                          Casualty.
Marilou R. McGirr...........  Committee    One Year       Vice President and                  One                None
  CNA Center                  Member and                  Assistant Treasurer of CAC
  Chicago, Illinois 60685     Portfolio    Seven Years    and Casualty since
  Age - 51                    Manager                     September 2003; prior
                                                          thereto Vice President of
                                                          CAC and Casualty;
                                                          Portfolio Manager of
                                                          Separate Account (B) since
                                                          September 2002
Lynne Gugenheim.............  Secretary    One Year       Senior Vice President and           N/A                None
  CNA Center                  of the                      Deputy General Counsel of
  Chicago, IL 60685           Committee    Ten Years      CAC and Casualty since
  Age - 44                                                March 2000; prior thereto
                                                          Vice President and
                                                          Associate General Counsel
                                                          of CAC and Casualty

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS            OTHER
                                              TERM OF                                   IN FUND COMPLEX      DIRECTORSHIPS
                              POSITION(S)   OFFICE AND            PRINCIPAL               OVERSEEN BY           HELD BY
                               HELD WITH     LENGTH OF       OCCUPATION(S) DURING     DIRECTOR OR NOMINEE     DIRECTOR OR
   NAME, ADDRESS AND AGE         FUND       TIME SERVED        THE LAST 5 YEARS           FOR DIRECTOR          NOMINEE
   ---------------------      -----------   -----------      --------------------     -------------------    -------------
D. Craig Mense..............  Principal    One Year       Chief Financial Officer             N/A                None
  CNA Center                  Financial                   and Executive Vice
  Chicago, IL 60685           and          One-half Year  President (Principal
  Age - 52                    Accounting                  Financial and Accounting
                              Officer of                  Officer) of CAC and
                              Separate                    Casualty since November
                              Account (B)                 2004; prior thereto
                                                          President and Chief
                                                          Executive Officer of
                                                          Global Run-Off Operations
                                                          for St. Paul Travelers
                                                          since May 2004; from May
                                                          2003 to May 2004, Chief
                                                          Operating Officer of the
                                                          Gulf Insurance Group; from
                                                          April 1996 to July 2002,
                                                          Senior Vice President and
                                                          Chief Financial Officer of
                                                          Travelers Property
                                                          Casualty (Bond) and from
                                                          July 2002 to March 2003
                                                          Chief Financial and
                                                          Administrative Officer
                                                          (Personal Lines) of
                                                          Travelers Property
                                                          Casualty


---------------

* An "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of his/her employment with CAC.

                             DOLLAR RANGE OF
  NAME OF DIRECTOR OR             EQUITY            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS
        NOMINEE           SECURITIES IN THE FUND   OVERSEEN OR TO BE OVERSEEN BY DIRECTOR OR NOMINEE IN FAMILY
------------------------  ----------------------   -----------------------------------------------------------
                                       DISINTERESTED COMMITTEE MEMBERS

Richard T. Fox..........            $0                                         $0
Petrine J. Nielsen......            $0                                         $0
Peter J. Wrenn..........            $0                                         $0

                             INTERESTED COMMITTEE MEMBERS AND EXECUTIVE OFFICERS*
Dennis R. Hemme.........            $0                                         $0
Marilou R. McGirr.......            $0                                         $0
Lynne Gugenheim.........            $0                                         $0


---------------

* An interested person within the meaning of Section 2(a)(19) of the 1940 Act, by virtue of his/her employment with CAC.


ADDITIONAL INFORMATION REGARDING THE COMMITTEE

  STANDING COMMITTEES


     The Committee does not have a standing Nominating Committee. The Committee believes the disinterested Committee Members are capable of performing the functions of the Nominating Committee and, therefore, perform such functions. The disinterested Committee Members consider nominations for Committee Members from Participants, as well as other Committee Members, and any other sources it deems reasonable. The disinterested Committee Members, to serve the best interests of the participants, carefully review the qualifications of each nominee and determine which nominees should be submitted to a vote of the participants at the Annual Meeting. Participants may nominate Committee Members by submitting nominations to the Secretary of the Committee at the address set forth on page 1. Messrs. Fox and Wrenn and Ms. Nielsen serve as members of the Audit Committee. The Audit Committee is responsible for administering Separate Account (B)'s policies in matters of accounting and control in its oversight of Separate Account (B)'s financial reporting process and selecting the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm at least annually to review the financial statements and the firm's opinion as to its conformity with generally accepted accounting principles. In addition, the Audit Committee determines the independence of the independent registered public accounting firm and hires the independent registered public accounting firm. The Audit Committee performs its duties in accordance with the Audit Charter.


  MEETINGS


     The Committee held four meetings in 2004. Each current Committee Member attended all of such meetings. The Audit Committee held one meeting in 2004, which was attended by all of its Committee Members.


COMMUNICATIONS

     Communications to the Committee should be addressed to the Secretary of the Committee at the address set forth on the top of page 1. The Secretary of the Committee will relay all communications to the Committee Members by the next upcoming meeting of the Committee.

CERTAIN MATERIAL RELATIONSHIPS OF COMMITTEE MEMBER

     No Committee Member has served as an officer of Separate Account (B) or CAC or had any other material interest in or relationship with, or purchased securities from, Separate Account (B), CAC or any of their respective affiliates during the past five years, except as noted above in the table listing the Interested Committee Members of Separate Account (B).

REMUNERATION OF COMMITTEE MEMBERS AND OFFICERS


     Each Committee Member serves for a term of one year or until his successor is elected and qualified. No Committee Member or officer receives any remuneration from Separate Account (B). CAC pays Committee Members a fee for their service. The Committee Member's fee is currently $10,000 per annum. CAC also reimburses Committee Members for expenses incurred in attending meetings of the Committee. However, no payments of fees or expenses are made to any Committee Member who is an officer or employee of or special consultant to CAC, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Hemme nor Ms. McGirr has received or will receive any such payments. During 2004, no reimbursements were made for expenses incurred by Committee Members.


     The payment of fees to Committee Members is one of the items of expense for which CAC receives a monthly investment advisory fee (at the annual rate of 0.5% of the average daily net asset value of Separate Account (B)) from Separate Account (B) pursuant to CAC's Investment Advisory Agreement with Separate Account (B). See "Approval of the Continuation of the Investment Advisory Agreement with Continental Assurance Company".

     The following table sets forth information regarding the compensation of all Committee Members of Separate Account (B) for services rendered in 2003 to Separate Account (B) and to funds deemed to be included in the same fund complex as Separate Account (B). A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

                               COMPENSATION TABLE


                                                        PENSION OR          ESTIMATED
                                      AGGREGATE     RETIREMENT BENEFITS      ANNUAL       TOTAL COMPENSATION FROM
                                     COMPENSATION     ACCRUED AS PART     BENEFITS UPON    FUND AND FUND COMPLEX
     NAME OF PERSON, POSITION         FROM FUND      OF FUND EXPENSES      RETIREMENT        PAID TO DIRECTORS
     ------------------------        ------------   -------------------   -------------   -----------------------
Richard T. Fox,
  Committee Member.................    $10,000             None               None                $10,000
Dennis R. Hemme,
  Committee Member*................      None              None               None                  None
Marilou R. McGirr,
  Committee Member*................      None              None               None                  None
Petrine J. Nielsen
                       ............    $ 5,833             None               None                $ 5,833
Peter J. Wrenn,
  Committee Member.................    $10,000             None               None                $10,000


---------------
* An "interested person" (as defined in Section 2(a)(19) of the 1940 Act).


EXECUTIVE OFFICERS



     Separate Account (B) has three executive officers: Lynne Gugenheim, Dennis
R. Hemme and Marilou R. McGirr. Ms. Gugenheim is 45 years old and has been Secretary of the Committee since April 1995. Since March 2000, she has been Senior Vice President and Deputy General Counsel of CAC and Casualty. From January 1996 to March 2000, she was Vice President and Associate General Counsel of CAC and Casualty. Information regarding Mr. Hemme and Ms. McGirr is contained in the table on page 2 of this Separate Account (B).


                                 CODE OF ETHICS

     The Committee for Separate Account (B) has adopted a Code of Ethics relating to the personal investing activities of certain Committee members, officers and employees of Separate Account (B) and certain directors, officers, and employees of CAC, as the investment adviser and principal underwriter for Separate Account (B) ("access persons"). The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are subject to restrictions on their right to purchase certain securities which may be purchased or held by Separate Account (B). In addition, access persons are required to report their personal securities transactions for monitoring purposes. A copy of the Code of Ethics is on file with the Securities and Exchange Commission (the "SEC") and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The

Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. A copy of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request made to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES


     A description of Separate Account (B)'s policies and procedures regarding proxy votes relating to portfolio securities is attached as Appendix A. Information regarding how Separate Account (B) voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available without charge, by calling 800-351-3001 and requesting it, and by going to the SEC's web site at http://www.sec.gov.


                          INVESTMENT ADVISORY SERVICES


     All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, located at CNA Center, Chicago, Illinois 60685. All of the voting securities of Casualty are owned by TCC. All of the voting securities of TCC are owned by CNA Financial, a Delaware corporation, located at CNA Center, Chicago, Illinois 60685. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, with interests in property and casualty insurance, the production and sale of cigarettes, the operation of hotels, the operation of offshore oil and gas drilling rigs, the operation of interstate natural gas transmission pipeline systems and the distribution and sale of watches and clocks, owned approximately 91% of the outstanding voting securities of CNA Financial as of December 31, 2004. As of December 31, 2004, Preston R. Tisch, President, Chairman of the Board and a director of CNA Financial and Loews Corporation, owned approximately 16% of the outstanding common stock of Loews Corporation. Therefore, he may be deemed a parent of Loews Corporation, and thus of CNA Financial and CAC, within the meaning of the federal securities laws.


     Pursuant to the Investment Advisory Agreement, CAC makes quarterly withdrawals from Separate Account (B) at an annual rate of 0.5% of the average daily net asset value of Separate Account (B) for providing investment advisory services, and at an additional annual rate of 0.33% of the average daily net asset value of Separate Account (B) as a service fee for bearing the following expenses of Separate Account (B): costs and expenses incident to compliance with federal and state regulations applicable to any public offering of Accumulation Units in Separate Account (B); expenses related to printing and distributing prospectuses and statements of additional information to persons who, at the time of such distribution, are participants in Separate Account (B); SEC registration; charges and expenses for custodian services (other than charges and expenses relating to the lending of portfolio securities); charges and expenses of independent auditors and legal counsel; expenses of meetings of the participants and of the Committee (including the preparation and distribution of proxy statements and semi-annual and annual reports); and bookkeeping and postage expenses (other than postage expenses relating to the mailing of prospectuses and statements of additional information to persons who, at the time of such mailing, are not participants in Separate Account (B) or relating to the mailing of sales literature). In the event that the total amount of the expenses covered by the service fee is less than the amount of such service fee, the difference will accrue to CAC as a profit. If such expenses are greater than the fee, the difference will accrue to CAC as a loss. Under its Investment Advisory Agreement with Separate Account (B), CAC is permitted to make such withdrawals on a monthly basis instead of on a quarterly basis, but to date CAC has nevertheless consented to being paid quarterly. Separate Account (B) has incurred the following investment advisory and service fees payable to CAC: 2004: $682,080, 2003, $870,282 and 2002, $988,001. Separate
Account (B) pays all expenses incurred in connection with the lending of portfolio securities.


     The Investment Advisory Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days' prior written notice. The Investment Advisory Agreement continues in effect from year to year so long as it is approved at least annually by the vote of a majority of the Committee Members who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting upon such approval.

     In the event the Investment Advisory Agreement is terminated and another investment adviser cannot be found, the assets of Separate Account (B) may be liquidated. In the event of such liquidation, the interest of any retired participant in Separate Account (B) will be transferred by CAC to its regular reserves, and CAC will pay a fixed annuity for the lifetime of the participant in the same form as the variable annuity held. Participants who are not retired will be offered an option to receive a lump sum settlement or to receive an immediate or deferred fixed annuity. Under Section 1035(a)(3) of the Internal Revenue Code of 1986, no gain or loss will be recognized on the exchange of a variable annuity for the fixed annuity. Liquidation of Separate Account (B) upon termination of the Investment Advisory Agreement may have adverse federal income tax consequences for a participant electing to receive a lump sum settlement since the full amount of the settlement received will be taxable as ordinary income realized in the year of receipt.


     Under separate agreements with Separate Account (B), CAC acts as principal underwriter and performs all sales and administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B). The amounts earned by CAC for these functions rendered to Separate Account (B) for each of the years 2004, 2003 and 2002 were $5,836, $6,612 and $7,373, respectively. The agreement covering sales and administrative services does not cover the services covered by the Investment Advisory Agreement.


     A participant may make purchase payments as described in the prospectus at any time from CAC because the offering of the units is continuous.


     Before recommending the continuation of the Investment Advisory Agreement, the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of CAC and the Investment Advisory Agreement. The Committee Members examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other comparable separate accounts and the Standard & Poor's 500 composite index(R) (with dividend reinvestment). The Committee Members noted that although Separate Account (B) had underperformed its benchmark, the S&P 500/Barra Growth Index(R), for certain periods, Separate Account (B) outperformed the S&P 500/Barra Growth Index(R) for calendar year 2004. In addition, the Committee Members reviewed the list of and cost for services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes, determining that CAC's services and costs compared favorably to the other separate accounts. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account
(B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)'s portfolio as well as CAC's other accounts. The Committee Members also considered the fact that CAC is in run-off and the effect that this would have on its ability to advise Separate Account (B) effectively. The Committee Members noted that the net assets of Separate Account (B) were expected to decrease over the upcoming years. The Committee noted that since Separate Account (B) is not expected to increase its net asset size and was the only fund that CAC advised, Separate Account (B) could potentially obtain some economies of scale with another advisor that managed multiple funds. The Committee Members pointed out that CAC had a favorable history and relationship with Separate Account (B), a good reputation, and strong qualifications of CAC's personnel, and that other advisors may not be willing or able to provide the same level of services CAC currently provides at the same or a more favorable rate. The Committee Members also took note of the fact that the participants overwhelmingly voted to approve the Investment Advisory Agreement with CAC at the prior year's Annual Meeting of Participants. At the conclusion of its review of these factors, the Committee Members approved the continuation of the Investment Advisory Agreement on its present terms and conditions at the January 27, 2005 meeting, and recommended that its recommendation be submitted to a vote of the Participants at the April 22, 2005 Annual Meeting. The Participants last approved the continuation of the Investment Advisory Agreement at the April 30, 2004 Annual Meeting.



     CAC has an affiliate, CNA Investor Services, Inc. ("Investor Services"), (the successor by merger to CNA Securities Corp.), which is a member of the National Association of Securities Dealers, Inc. CAC and Separate Account (B) are parties to an agreement under which Separate Account (B) receives credit from CAC in the form of a reduction of the investment advisory fee to the extent that services of Investor Services are utilized in connection with Separate Account (B)'s portfolio transactions. In 1975, the securities laws were amended to abolish fixed brokerage commissions on securities transactions. Prior to such changes, it was mutually advantageous to Separate Account (B) and to Investor Services for the services of Investor Services to be utilized in connections with certain of Separate Account (B)'s portfolio transactions. The advantage of such arrangement was reduced significantly by the above-mentioned changes in the securities laws. In general, the services of Investor Services are only utilized with respect to tender offers. Separate Account (B) had no transactions with Investor Services during 2004, 2003 and 2002.



                               PORTFOLIO MANAGER



     The portfolio manager for Separate Account (B) is Marilou R. McGirr. Ms. McGirr became the portfolio manager for Separate Account (B) in 2002 after having been Separate Account (B)'s Chairman for four years. In addition, she was Separate Account (B)'s trader from 1991 to 2002 and has more than twenty years of investment experience. Ms. McGirr is also Vice President and Assistant Treasurer of CAC. As such, Ms. McGirr devotes a portion of her time and resources to Separate Account (B).

     The Portfolio Manager is primarily responsible for the day-to-day management of portfolios of other accounts. Listed below are the number of other accounts managed by the Portfolio Manager within each of the following categories and the total assets in the accounts managed by the Portfolio Manager within each category:



     Registered investment companies:


     Number of Accounts: 0


     Total Assets Managed: $0



     Other pooled investment vehicles:


     Number of Accounts: 0


     Total Assets Managed: $0



     Other accounts:


     Number of Accounts: 82


     Total Assets Managed: $3.5 billion



     The advisory fee for Separate Account (B) is not based on the performance of any of the accounts listed above. Furthermore, only in extremely rare instances might a material conflict of interest that arise in connection with the Portfolio Manager's management of Separate Account (B)'s investments, on the one hand, and the investments of the other accounts listed above (which are also managed by the Portfolio Manager), on the other.



     Ms. McGirr does not receive any compensation directly from Separate Account
(B) or any other account listed above. Separate Account (B), however, does pay certain fees to CAC, which pays 100% of Ms. McGirr's compensation (e.g., salary, annual incentive bonus, long-term incentive compensation, retirement plans and other welfare and benefit plan arrangements). Ms. McGirr's salary is fixed while her compensation from the annual incentive bonus and long-term incentive compensation varies depending on Ms. McGirr's contributions to CNA Financial and CNA Financial's financial results. None of Ms. McGirr's compensation is directly based on the performance of Separate Account (B) or any of the other accounts listed above on either a pre-tax or after-tax basis nor is it based on the value of assets held in Separate Account (B) or any other accounts listed above. However, the performance of Separate Account (B) and the other accounts, as well as Ms. McGirr's compliance with such accounts' investment objectives, are a part of Ms. McGirr's performance plan, which forms a basis for CAC's determination of Ms. McGirr's total compensation.



     The dollar range of equity securities in Separate Account (B) beneficially owned by the Portfolio Manager is: none.


                              SECURITIES CUSTODIAN


     The custodian of Separate Account (B)'s portfolio securities is The JPMorgan Trust Company, N.A., 10 South LaSalle Street, Chicago, Illinois 60603. The Custodian is responsible for maintaining Separate Account (B)'s assets and keeping all necessary accounts and records of Separate Account (B)'s assets.


     The custodian does not perform any managerial or policy-making functions for Separate Account (B).

                              INDEPENDENT AUDITORS


     The Committee has appointed Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois, as independent registered public accounting firm to audit the financial statements of Separate Account (B). They also audit the Schedule of Investments and the Financial Highlights of Separate Account (B). In addition, Deloitte & Touche LLP has been appointed to audit the statutory financial statements of CAC.

                             BROKERAGE ALLOCATIONS


     Officers and employees in the Investment Department of CAC are primarily responsible for making portfolio decisions for Separate Account (B) and for placing brokerage business of Separate Account (B). Separate Account (B) has paid the following brokerage fees and commissions in connection with portfolio transactions: 2004, $257,130; 2003, $367,881 and 2002, $268,537.


     In selecting brokers to execute portfolio transactions, CAC's primary criterion is the expected ability of such brokers to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, preference is given to those brokers who provide statistical research, assistance in pricing portfolio securities or other services. Commissions on all transactions are negotiated, and the primary basis of the commission agreed to by CAC is the quality of execution. Research services, to the extent provided to CAC, may be used by CAC in servicing its other accounts and not all such services are used in connection with Separate Account (B).


     In connection with the purchase and sale of portfolio securities for Separate Account (B), CAC does not bunch orders for such transactions with orders for other accounts under the management of Loews, CNA Financial, CAC or other subsidiaries of CNA Financial unless such other accounts are registered investment companies and unless such bunching would not have adverse consequences for Separate Account (B) and such other accounts. Under no circumstances are orders bunched with orders for CAC's own account or for the account of Loews Corporation, CNA Financial or other subsidiaries of CNA Financial. No bunching of orders occurred during 2004.


                        CALCULATION OF PERFORMANCE DATA

     In computing the end-of-period values listed below of a hypothetical investment in Separate Account (B), average annual total return ("Average Return") was calculated by dividing the ending unit value by the beginning unit value raised to the l/nth power and then subtracting one (with "n" equaling the number of years). Fees based on a percentage of the purchase payment were subtracted at the beginning of the specified period. Annual account fees, where applicable, were deducted at the end of each year.

LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS

     If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:


% AVERAGE RETURN FOR   % AVERAGE RETURN FOR   % AVERAGE RETURN FOR
    1 YEAR PERIOD          5 YEAR PERIOD         10 YEAR PERIOD
 ENDING ON 12-31-04     ENDING ON 12-31-04     ENDING ON 12-31-04
--------------------   --------------------   --------------------
      $                      $                      $

GRADED DEDUCTION CONTRACT FOR 403(b) PLANS

     If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:


% AVERAGE RETURN FOR   % AVERAGE RETURN FOR   % AVERAGE RETURN FOR
    1 YEAR PERIOD          5 YEAR PERIOD         10 YEAR PERIOD
 ENDING ON 12-31-04     ENDING ON 12-31-04     ENDING ON 12-31-04
--------------------   --------------------   --------------------
      $                      $                      $


HR-10 PLANS

     If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:


% AVERAGE RETURN FOR   % AVERAGE RETURN FOR   % AVERAGE RETURN FOR
    1 YEAR PERIOD          5 YEAR PERIOD         10 YEAR PERIOD
 ENDING ON 12-31-04     ENDING ON 12-31-03     ENDING ON 12-31-04
--------------------   --------------------   --------------------
      $                      $                      $


                                  UNDERWRITING

     CAC may be deemed to be the principal underwriter for Separate Account (B), but receives no compensation from Separate Account (B) other than the fees pursuant to the Investment Advisory Agreement and the Administrative Service Agreement. The Contracts are offered by employees and licensed agents and brokers of CAC, who may be deemed to be "underwriters" under the Securities Act of 1933. Commissions to such persons on the sale of the Contracts may be considered "underwriting commissions". The Contracts are offered on a continuous basis.


        TRANSFERS BETWEEN SEPARATE ACCOUNT (B) AND FIXED INCOME ACCOUNTS



     Although Separate Account (B) does not have any sub-accounts, Separate Account (B) has certain participants who may have the ability to transfer funds to and from a fixed income option offered by CAC's general account if their group contract permits it. Separate Account (B) does not have any arrangement with any person to permit frequent transfers of contract value among sub-accounts (of which there are none) or frequent transfers to and from the fixed income option. Furthermore, neither Separate Account (B) nor any other party receives any compensation or other consideration for such arrangements, as there are no such arrangements.



                        DISCLOSURE OF PORTFOLIO HOLDINGS



     The portfolio holdings of Separate Account (B) (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising Separate Account (B)'s portfolio shall not be disclosed to any person (except those persons who are employed by CAC or one of its affiliates and need to know such information to perform their duties), except as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Separate Account (B) portfolio holdings (1) in a filing or submission with the SEC or another regulatory body,

(2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, (4) as required by court order, (5) rating agencies, or (6) brokers who provide investment coverage to Portfolio Manager for purpose of providing investment advice.



     No person is authorized to disclose Separate Account (B)'s portfolio holdings or other investment positions except in accordance with the policy set forth above. In addition, no person is authorized to make disclosure pursuant to the policy if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Separate Account (B)'s Chief Compliance Officer, in conjunction with CAC's management, may determine not to disclose portfolio holdings or other investment positions comprising Separate Account (B) to any person who would otherwise be eligible to receive such information under the policy, or may determine to make such disclosures publicly.



     Neither Separate Account (B), its investment advisor, nor any other person may pay or receive any compensation or other consideration of any type to or from any other person for the purpose of obtaining disclosure of Separate Account (B)'s portfolio holdings or other investment positions.



     Any exceptions to the above policy must be approved by Separate Account
(B)'s Chief Compliance Officer, after consultation with at least two of the Disinterested Committee Members.


                              FINANCIAL STATEMENTS


     The financial statements of Separate Account (B), the notes thereto and the Independent Registered Public Accounting Firm's Report with respect thereto are incorporated into this Statement of Additional Information by this reference to Separate Account (B)'s 2004 Annual Report to Participants: Balance Sheet; Statement of Operations; Statement of Changes in Participants' Equity; and Schedule of Investments. Copies of the 2004 Annual Report to Participants may be obtained, at no charge, upon request by contacting in writing or by telephone:


                                Continental Assurance Company

                                Attn: Pension Client Services-42S

                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001
                                Website: www.cna.com/sab/
                                Internet e-mail: sab@cna.com

     In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Annual Report to Participants and other information about Separate Account (B).


     Financial statements of CAC, the notes thereto and the Independent Registered Public Accounting Firm's Report with respect thereto are set forth on
page   of this Statement of Additional Information. Such financial statements are included herein solely for the purpose of informing investors as to the financial position and operations of CAC and are not financial statements of Separate Account (B).

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder of
Continental Assurance Company

     We have audited the accompanying consolidated balance sheets of Continental Assurance Company (a wholly-owned subsidiary of Continental Casualty Company, a wholly-owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Continental Assurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Chicago, Illinois

April 23, 2004

     The following consolidated financial statements are those of Continental Assurance Company (CAC) and not those of Separate Account (B). They are included for the purpose of informing investors as to the financial position and the results of operations of CAC.

                         CONTINENTAL ASSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31                                          2003        2002         2001
-------------------------------------------------------------------------------------------------
(in thousands)
Revenues:
  Net earned premiums.......................................  $  531,362   $ 453,302   $  528,438
  Net investment income.....................................     437,449     475,713      450,061
  Realized investment (losses) gains........................     (25,219)   (140,294)     127,190
  Income from separate accounts and interest sensitive
    products................................................      60,615     109,243      115,427
  Other revenues............................................       6,061      30,298       29,254
                                                              ----------   ---------   ----------
Total revenues..............................................   1,010,268     928,262    1,250,370
                                                              ----------   ---------   ----------
Claims, Benefits and Expenses:
  Insurance claims and policyholders' benefits..............     645,941     602,718      751,852
  Amortization of deferred acquisition costs................     118,174     121,143      133,022
  Restructuring and other related charges...................          --      (1,379)      51,225
  Other operating expenses..................................     126,515     125,548      187,391
  Net renewal commissions and expense allowances............     (63,000)    (61,185)     (79,696)
  Participating policyholders' interest.....................      10,269      10,151      (26,054)
                                                              ----------   ---------   ----------
Total claims, benefits and expenses.........................     837,899     796,996    1,017,740
                                                              ----------   ---------   ----------
    Income from continuing operations before income tax.....     172,369     131,266      232,630
Income tax expense..........................................     (56,012)    (48,643)     (84,001)
                                                              ----------   ---------   ----------
    Income from continuing operations.......................     116,357      82,623      148,629
(Loss) income from discontinued operations, net of tax......          --     (34,871)      10,743
                                                              ----------   ---------   ----------
  Income before cumulative effects of changes in accounting
    principles..............................................     116,357      47,752      159,372
Cumulative effect of a change in accounting principle, net
  of tax of $873............................................          --          --       (1,621)
-------------------------------------------------------------------------------------------------
NET INCOME..................................................  $  116,357   $  47,752   $  157,751
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.

                         CONTINENTAL ASSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------
DECEMBER 31                                                            2003           2002
------------------------------------------------------------------------------------------
(In thousands, except share data)
ASSETS
  Investments:
    Fixed maturity securities available-for-sale, at fair
     value, (amortized cost of $5,439,671 and $5,581,263)...    $ 5,821,291    $ 5,769,579
    Equity securities available-for-sale, at fair value,
     (amortized cost of $51,776 and $36,167)................         58,509         35,175
    Mortgage loans and real estate (less accumulated
     depreciation of $10,425 and $33,621)...................         11,465         28,377
    Policy loans............................................        175,000        177,739
    Other invested assets...................................            106          6,913
    Short term investments, at cost which approximates fair
     value..................................................        446,749        537,185
                                                                -----------    -----------
        TOTAL INVESTMENTS...................................      6,513,120      6,554,968
  Cash......................................................          4,296         17,482
    Reinsurance receivables.................................      1,496,456      1,589,211
    Premium and other insurance receivables (less allowance
     for doubtful accounts of $1,022 and $1,115)............        110,731        137,931
    Accrued investment income...............................         77,995         80,821
  Deferred acquisition costs................................      1,211,816      1,188,184
  Property and equipment at cost (less accumulated
    depreciation of $147,647 and $144,522)..................        103,097        115,455
  Other assets..............................................        487,640        455,429
  Separate account business.................................      3,678,032      3,102,730
------------------------------------------------------------------------------------------
        TOTAL ASSETS........................................    $13,683,183    $13,242,211
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Insurance reserves:
    Future policy benefits..................................    $ 5,844,523    $ 5,512,334
    Claim and claim adjustment expenses.....................        447,835        511,344
    Policyholders' funds....................................        513,890        523,375
  Securities sold under repurchase agreements...............        122,858        145,176
  Payables for securities purchased.........................         12,047          1,588
  Participating policyholders' equity.......................        117,832        118,692
  Long term debt............................................         10,000         10,000
  Deferred income taxes.....................................        241,421        151,369
  Federal income taxes payable to CCC.......................         55,395         33,810
  Other liabilities.........................................        309,915        563,228
  Separate account business.................................      3,678,032      3,102,730
                                                                -----------    -----------
        TOTAL LIABILITIES...................................     11,353,748     10,673,646
                                                                -----------    -----------
Commitments and contingencies (Note 12)
Stockholder's equity:
  Common stock ($5.00 par value; 4,500,000 shares
    authorized; 4,366,173 shares issued)....................         21,831         21,831
  Additional paid-in capital................................        290,080        282,846
  Retained earnings.........................................      1,741,905      2,125,548
  Accumulated other comprehensive income....................        275,619        138,340
                                                                -----------    -----------
        TOTAL STOCKHOLDER'S EQUITY..........................      2,329,435      2,568,565
------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..........    $13,683,183    $13,242,211
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.

                         CONTINENTAL ASSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31                                            2003           2002            2001
----------------------------------------------------------------------------------------------------------
(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................    $   116,357    $    47,752    $    157,751
  Adjustments to reconcile net income to net cash flows used by operating activities:
    Cumulative effects of changes in accounting principles,
      net of tax............................................             --             --           1,621
    Deferred income tax provision...........................         22,346         19,678         (95,990)
    Realized investment (gains) losses......................         25,219        140,294        (127,190)
    Realized loss from discontinued operations, net of
      tax...................................................             --         44,776              --
    Amortization of bond discount...........................        (16,218)       (19,792)        (31,237)
    Equity method income....................................          1,235         (2,284)        (19,468)
    Loss on disposal of property and equipment..............          6,644             --              --
    Depreciation............................................          8,339         11,129          25,962
    Changes in:
      Insurance receivables.................................        119,955         44,523        (485,980)
      Deferred acquisition costs............................        (38,130)        55,880          36,159
      Accrued investment income.............................         (2,088)         5,616           7,555
      Federal income taxes payable..........................         22,182        (82,528)         61,794
      Insurance reserves....................................        266,453         88,242         386,326
      Other, net............................................        (94,866)         4,928          38,704
                                                                -----------    -----------    ------------
            TOTAL ADJUSTMENTS...............................        321,071        310,462        (201,744)
                                                                -----------    -----------    ------------
            NET CASH FLOWS PROVIDED (USED) BY OPERATING
              ACTIVITIES....................................        437,428        358,214         (43,993)
                                                                -----------    -----------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of fixed maturity securities....................     (5,162,088)    (7,641,878)    (11,205,663)
  Proceeds from fixed maturity securities:
    Sales...................................................      3,647,408      6,782,478       8,542,535
    Maturities, calls and redemptions.......................      1,516,455      1,008,080       2,571,975
  Purchases of equity securities............................        (22,336)        (9,908)        (33,335)
  Proceeds from sales of equity securities..................          8,142          1,050          20,785
  Change in short term investments..........................         79,247       (141,905)        631,722
  Dispositions (purchases) of property and equipment, net...         (7,609)        13,943          (8,005)
  Securities sold under repurchase agreement................        (22,318)       (19,705)       (457,003)
  Dispositions of subsidiaries..............................         (2,837)       105,594              --
  Change in other net investments...........................          3,720        (27,004)         50,351
  Other, net................................................             --        (49,921)        (28,299)
                                                                -----------    -----------    ------------
            NET CASH FLOWS PROVIDED BY INVESTING
              ACTIVITIES....................................         37,784         20,824          85,063
                                                                -----------    -----------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Return of capital to CCC..................................             --             --             929
  Receipts from investment contracts credited to
    policyholder account balances...........................            792            507           1,700
  Return of policyholder account balances on investment
    contracts...............................................        (25,247)       (44,183)        (66,052)
  Dividend paid to CCC......................................       (463,943)      (350,000)             --
  Other, net................................................             --         (1,891)           (153)
                                                                -----------    -----------    ------------
            NET CASH FLOWS (USED) PROVIDED BY FINANCING
              ACTIVITIES....................................       (488,398)      (395,567)         63,576
                                                                -----------    -----------    ------------
Net change in cash..........................................        (13,186)       (16,529)        (22,506)
Cash, beginning of year.....................................         17,482         34,011          56,517
----------------------------------------------------------------------------------------------------------
CASH, END OF YEAR...........................................    $     4,296    $    17,482    $     34,011
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Supplemental Disclosures of Cash Flow Information:
  Interest paid.............................................    $        32    $       230    $        244
  Federal income taxes paid.................................          9,063         93,940         111,826
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.

                         CONTINENTAL ASSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

--------------------------------------------------------------------------------------------------------------------------
                                                                                              ACCUMULATED
                                                                   ADDITIONAL                    OTHER           TOTAL
                                                         COMMON     PAID-IN      RETAINED    COMPREHENSIVE   STOCKHOLDER'S
                                                          STOCK     CAPITAL      EARNINGS       INCOME          EQUITY
                                                         -------   ----------   ----------   -------------   -------------
--------------------------------------------------------------------------------------------------------------------------
(In thousands)
BALANCE, JANUARY 1, 2001...............................  $21,831    $281,917    $2,270,045     $  8,509       $2,582,302
                                                         -------    --------    ----------     --------       ----------
Comprehensive income:
  Net income...........................................      --           --       157,751           --          157,751
  Other comprehensive income...........................      --           --            --        4,742            4,742
                                                                                                              ----------
Total Comprehensive Income.............................                                                          162,493
Contribution...........................................      --          929            --           --              929
                                                         -------    --------    ----------     --------       ----------
BALANCE, DECEMBER 31, 2001.............................  21,831      282,846     2,427,796       13,251        2,745,724
Comprehensive income:
  Net income...........................................      --           --        47,752           --           47,752
  Other comprehensive income...........................      --           --            --      125,089          125,089
                                                                                                              ----------
Total Comprehensive Income.............................                                                          172,841
Dividend to CCC........................................      --           --      (350,000)          --         (350,000)
                                                         -------    --------    ----------     --------       ----------
BALANCE, DECEMBER 31, 2002.............................  21,831      282,846     2,125,548      138,340        2,568,565
Comprehensive income:
  Net income...........................................      --           --       116,357           --          116,357
  Other comprehensive income...........................      --           --            --      137,279          137,279
                                                                                                              ----------
Total Comprehensive Income.............................                                                          253,636
Dividend to CCC........................................      --           --      (500,000)          --         (500,000)
Reversal of original purchase price paid in excess of
  book value for acquired affiliate due to sale........      --        7,234            --           --            7,234
--------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003.............................  $21,831    $290,080    $1,741,905     $275,619       $2,329,435
==========================================================================================================================

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.

                         CONTINENTAL ASSURANCE COMPANY
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     Continental Assurance Company is a wholly-owned subsidiary of Continental Casualty Company (CCC) which in turn is indirectly wholly owned by CNA Financial Corporation (CNAF). CNAF and its subsidiaries are collectively known as CNA. As of December 31, 2003, Loews Corporation owned approximately 90% of the outstanding common stock of CNAF. The Consolidated Financial Statements include the accounts of Continental Assurance Company and its controlled subsidiaries, which include life and group insurance companies (principally Valley Forge Life Insurance Company (VFL), and CNA International Life Company, SPC Limited.)), collectively CAC or the Company.

     During the December of 2003, the Company sold Charles Stedman & Co., Inc. (Stedman), a 100% owned subsidiary, to the Hartford Financial Services Group, Inc. (Hartford). On December 31, 2003, CNAF also completed the sale of the majority of its Group Benefits business to Hartford. The business sold included group life and accident, short and long term disability and certain other products. Additionally, during December of 2003, the Company contributed the CNA Trust Corporation (CNA Trust), a 100% owned affiliate to CCC. See Note 15, Other Events, for further details of these transactions.

     In 2004, the Company, and Swiss Re Life & Health America Inc. (Swiss Re) entered into an Asset and Stock Purchase Agreement, in which Swiss Re agreed to purchase from the Company its individual life insurance business for approximately $700 million. The operations and liabilities of VFL and the CAC parent company are managed on a combined basis. Pursuant to a Reinsurance Pooling Agreement, as amended, VFL cedes all of its business, excluding its Separate Account business, to its parent. This ceded business is then pooled with the business of the CAC parent company, which excludes CAC's participating contracts and Separate Account business, and 10% of the combined pool is assumed by VFL. In anticipation of the sale of CAC's individual life insurance business, the current Reinsurance Pooling Agreement between the Company and VFL was commuted as of January 1, 2004. See Note 17, Subsequent Events, for further detail.

     The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). All significant intercompany amounts have been eliminated. Certain amounts applicable to prior years have been reclassified to conform to the current year presentation.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

INSURANCE OPERATIONS

     Earned premium revenue--Revenues on interest sensitive type contracts are comprised of contract charges and fees, which are recognized over the coverage period. Accident and health insurance premiums are earned ratably over the duration of the policies after provision for estimated adjustments on retrospectively rated policies and deductions for ceded insurance. Premiums for other life insurance products are recognized as revenue when due, after deductions for ceded insurance.

     Future policy benefit reserves--Reserves for traditional life insurance products (whole and term life products) and long-term care products are computed using the net level premium method, which incorporates actuarial assumptions as to interest rates, mortality, morbidity, persistency, withdrawals and expenses. Actuarial assumptions generally vary by plan, age at issue and policy duration, and include a margin for adverse deviation. Interest rates range from 2.3% to 9.4%, and mortality, morbidity and withdrawal assumptions are based on Company and industry experience prevailing at the time of issue. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium paying period. Reserves for interest-sensitive contracts are equal to the account balances that accrue to the benefit of the policyholders. Interest crediting rates ranged from 3.9% to 6.5% for the three years ended December 31, 2003.

     Claim and claim adjustment expense reserves--Claim and claim adjustment expense reserves represent management's estimates of ultimate liabilities based on currently available facts and case law. The ultimate liability may vary significantly from such estimates. CAC regularly reviews its reserves, and any adjustments to the previously established reserves are recognized in income in the period that the need for such adjustments becomes apparent.

     Policyholders' funds reserves--Policyholders' funds reserves include reserves for universal life insurance contracts and investment contracts without life contingencies. The liability for policy benefits for universal life-type contracts is equal to the balance that accrues to the benefit of policyholders, including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract. For investment contracts, policyholder liabilities are equal to the accumulated policy account values, which consist of an accumulation of deposit payments plus credited interest, less withdrawals and amounts assessed through the end of the period.

     Guaranty fund and other insurance-related assessments--CAC accounts for guaranty fund and other insurance related assessments in accordance with Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments. Liabilities for guaranty and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the entity to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the consolidated balance sheets.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

     Reinsurance--CAC assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools and associations. CAC utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks, and to exit certain lines of business. The reinsurance coverages are tailored to the specific risk characteristics of each product line with CAC's retained amount varying by type of coverage. CAC's reinsurance includes coinsurance, yearly renewable term, facultative programs, and modified coinsurance.

     Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and reported as a receivable in the Consolidated Balance Sheets. The cost of reinsurance contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The ceding of insurance does not discharge the primary liability of the Company. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers, reinsurer solvency, management's experience and current economic conditions. As of December 31, 2003 and 2002, the Company had no allowance for reinsurance recorded.

     Reinsurance contracts that do not effectively transfer the underlying economic risk of loss on a policy written by the Company are recorded using the deposit method of accounting, which requires that premiums paid or received by the ceding company or assuming company be accounted for as a deposit asset or liability. VFL had no reinsurance contracts that failed to meet the criteria for risk transfer at December 31, 2003 and 2002.

     Deferred acquisition costs--Acquisition costs are deferred and amortized based on assumptions consistent with those used for computing future policy benefits reserves. Such costs include commissions, premium taxes and certain underwriting and policy issuance costs. Anticipated investment income is considered in the determination of the recoverability of deferred acquisition costs. Deferred acquisition costs on traditional life business are amortized over the assumed premium paying periods. The amortization of deferred acquisition costs for interest sensitive and annuity contracts are matched to the recognition of gross profits on these contracts. To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs had they actually been realized, an adjustment is recorded to deferred acquisition costs and to unrealized investment gains or losses.

     The excess of first-year commissions over renewal commissions and other first-year costs of acquiring business, such as agency and policy issuance expenses, which vary with and are related primarily to the production of new and renewal business, have been deferred and are amortized with interest over the expected life of the related contracts. The excess of first-year ceded expense allowances over renewal ceded expense allowances reduces applicable unamortized deferred acquisition costs.

     Deferred acquisition costs related to non-participating traditional life insurance and accident and health insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used for computing future policy benefits reserves for such contracts. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

during the lives of the contracts. Deviations from estimated experience are included in results of operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     For universal life and cash value annuity contracts, the amortization of deferred acquisition costs is recorded in proportion to the present value of estimated gross margins or profits. The gross margins or profits result from actual earned interest minus actual credited interest, actual costs of insurance (mortality) charges minus expected mortality, actual expense charges minus expected maintenance expenses and surrender charges. Amortization interest rates are based on rates in effect at the inception or acquisition of the contracts or the latest revised rate applied to the remaining benefit period, according to product line. Actual gross margins or profits can vary from the Company's estimates resulting in increases or decreases in the rate of amortization. When appropriate, the Company revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted through current results of operations. To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred acquisition costs had they actually been realized, an adjustment is recorded to deferred acquisition costs and to unrealized investment gains or losses within stockholder's equity.

     Deferred acquisition costs are recorded net of ceding commissions and other ceded acquisition costs. The Company evaluates deferred acquisition costs for recoverability; adjustments, if necessary, are recorded in current operations.

     Participating insurance--Policyholder dividends are accrued using an estimate of the amount to be paid based on underlying policy contractual obligations and applicable state laws. When limitations exist on the amount of net income from participating insurance contracts that may be distributed to stockholders, the policyholders' share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and the establishment of a corresponding liability. Participating business represented 0.5%, 0.5% and 0.4% of gross life insurance in force and 7.2%, 8.7% and 7.4% of premium revenue for 2003, 2002, and 2001.

     Separate Account business--CAC writes life, investment and annuity contracts. The supporting assets and liabilities of certain of these contracts are legally segregated and reported as assets and liabilities of separate account business. CAC guarantees principal and a specified return to the contract holders on approximately 47% and 58% of the Separate Account business at December 31, 2003 and 2002. Substantially all assets of the Separate Account business are carried at fair value. Separate Account liabilities are carried at contract values.

     During July 2002, CAC entered into an agreement, whereby the Phoenix Companies, Inc. (Phoenix) acquired the variable life and annuity business of VFL through a coinsurance arrangement, with modified coinsurance on the separate account business. See Note 15, Other Events, for further details of this agreement.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

INVESTMENTS

     Valuation of investments--CAC classifies its fixed maturity securities (bonds and redeemable preferred stocks) and its equity securities as available-for-sale, and as such, they are carried at fair value. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, which is included in net investment income. Changes in fair value are reported as a component of other comprehensive income. Investments are written down to fair value and losses are recognized in income when a decline in value is determined to be other-than-temporary.

     For asset-backed securities included in fixed maturity securities, CAC recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of the prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. Such adjustments are reflected in net investment income.

     Mortgage loans are carried at unpaid principal balances, including unamortized premium or discount. Real estate is carried at depreciated cost. Policy loans are carried at unpaid balances. Short-term investments are generally carried at amortized cost, which approximates fair value.

     Cash equivalents are short-term, highly liquid investments that are both readily convertible into known amounts of cash and so near to maturity that they present insignificant risk of changes in value due to changing interest rates.

     Other invested assets include limited partnership investments which are recorded at fair value and typically reflect a reporting lag of up to three months. Fair value represents CAC's equity in the partnership's net assets as determined by the general partner. Limited partnerships are a relatively small portion of CAC's overall investment portfolio. The majority of the limited partnerships invest in a substantial number of securities that are readily marketable. The Company is a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

     Other invested assets also include certain derivative securities. Investments in derivative securities are carried at fair value with changes in fair value reported as a component of realized gains or losses or other comprehensive income, depending on their hedge designation. Changes in the fair value of derivative securities which are not designated as hedges, are reported as a component of realized gains or losses.

     Investment gains and losses--All securities transactions are recorded on the trade date. Realized investment gains and losses are determined on the basis of the cost or amortized cost of the specific securities sold.

     Securities lending activities--CAC lends securities to unrelated parties, primarily major brokerage firms. Borrowers of these securities must deposit collateral with CAC of at least 102% of the fair value of

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

the securities loaned if the collateral is cash or securities. CAC maintains effective control over all loaned securities and therefore continues to report such securities as fixed maturity securities in the Consolidated Balance Sheets.

     Cash collateral received on these transactions is invested in short-term investments along with an offsetting liability recognized for the obligation to return the collateral. Non-cash collateral, such as securities or letters of credit, received by CAC is not reflected as assets of the Company as there exists no right to sell or re-pledge the collateral. The fair value of cash collateral held and included in short-term investments was $122.9 million and $145.2 million at December 31, 2003 and 2002. The fair value of non-cash collateral was $14.5 million and $17.0 million at December 31, 2003 and 2002.

DERIVATIVE FINANCIAL INSTRUMENTS

     Effective January 1, 2001, the Company accounts for derivatives and hedging activities in accordance with Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), as amended. The initial adoption of SFAS 133 did not have a significant impact on the equity of the Company; however, adoption of SFAS 133 resulted in an after-tax decrease to 2001 net income of $1.6 million. Because the Company already carried its investment and investment-related derivatives at fair value through other comprehensive income, there was an equal and offsetting favorable adjustment of $1.6 million to stockholder's equity (accumulated other comprehensive income).

     A derivative is typically defined as an instrument whose value is "derived" from an underlying instrument, index or rate, has a notional amount, requires little or no initial investment and can be net settled. Derivatives include, but are not limited to, the following types of financial instruments: interest rate swaps, interest rate caps and floors, put and call options, warrants, futures, forwards, commitments to purchase securities, and combinations of the foregoing. Derivatives embedded within non-derivative instruments (such as call options embedded in convertible bonds) must be split from the host instrument and accounted for in accordance with SFAS 133 when the embedded derivative is not clearly and closely related to the host instrument. In addition, non-investment instruments, including certain types of insurance contracts, mainly synthetic guaranteed investment contracts (synthetic GICs) that have historically not been considered derivatives, may be derivatives or contain embedded derivatives under SFAS 133.

     In the normal course of business, the Company, through Group Operations, markets synthetic GICs to institutional customers. These contracts are accounted for as derivative financial instruments. Synthetic GICs are guaranteed investment contracts that simulate the performance of a traditional GIC through the use of financial instruments. A key difference between a synthetic GIC and a traditional GIC is that the contract owner owns the financial instruments underlying the synthetic GIC; whereas, the contract owner owns only the contract itself with a traditional GIC. The Company mitigates its exposure under these contracts by maintaining the ability to reset the crediting rate on a monthly/quarterly basis. This rate reset effectively passes any cash flow volatility and asset underperformance back to the contract owner.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

     SFAS 133 requires that all derivatives be accounted for on a fair value basis. The Company's derivatives are reported as other invested assets, with the exception of synthetic GICs, which are reported as other assets and/or other liabilities. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and reported together with the host contract. If certain criteria are met, a derivative may be specifically designated as a hedge of exposures to changes in fair value, cash flows or foreign currency exchange rates. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the nature of any hedge designation thereon.

     In April of 2003, the Financial Accounting Standards Board (FASB) issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149). SFAS 149 amends SFAS 133 for certain decisions made by the FASB as part of the Derivatives Implementation Group process and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts. SFAS 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a significant impact on the results of operations or equity of the Company.

     The Company's accounting for changes in the fair value of general account derivatives is as follows:

         NATURE OF HEDGE DESIGNATION            DERIVATIVE'S CHANGE IN FAIR VALUE REFLECTED IN:
         ---------------------------            -----------------------------------------------
No hedge designation                            Realized investment gains or losses
Fair value                                      Realized investment gains or losses, along with
                                                the change in fair value of the hedged asset or
                                                liability
Cash flow                                       Other comprehensive income, with subsequent
                                                reclassification to earnings when the hedged
                                                transaction, asset or liability impacts
                                                earnings
Foreign currency                                Consistent with fair value or cash flow above,
                                                depending on the nature of the hedging
                                                relationship

     Changes in the fair value of derivatives held in the separate accounts are reflected in separate account earnings, which is a component of other revenues. Because separate account investments are generally carried at fair value with changes therein reflected in separate account earnings, hedge accounting is generally not applicable to separate account derivatives.

     CAC uses investment derivatives in the normal course of business, primarily to attempt to reduce its exposure to market risk (principally interest rate risk, equity stock price risk and foreign currency risk) stemming from various assets and liabilities and credit risk (the ability of an obligor to make timely payment of principal and/or interest). The Company's principal objective under such risk strategies is to achieve the desired reduction in economic risk, even if the position will not receive hedge accounting treatment. The Company also uses derivatives for purposes of income enhancement, primarily via the sale of covered call options.

     The Company's use of derivatives is limited by statutes and regulations promulgated by the various regulatory bodies to which it is subject, and by its own derivative policy. The derivative policy limits the

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

authorization to initiate derivative transactions to certain personnel. The policy generally prohibits the use of derivatives with a maturity greater than 18 months, unless the derivative is matched with assets or liabilities having a longer maturity. The policy prohibits the use of derivatives containing greater than one-to-one leverage with respect to changes in the underlying price, rate or index. The policy also prohibits the use of borrowed funds, including funds obtained through repurchase transactions, to engage in derivative transactions.

     Credit exposure associated with non-performance by the counterparties to derivative instruments is generally limited to the gross fair value of the asset related to the instruments recognized in the Consolidated Balance Sheets. The Company mitigates the risk of non-performance by monitoring the creditworthiness of counterparties and diversifying derivatives to multiple counterparties. The Company generally requires collateral from its derivative investment counterparties depending on the amount of the exposure and the credit rating of the counterparty.

     The Company has exposure to economic losses due to interest rate risk arising from changes in the level of, or volatility of, interest rates. The Company attempts to mitigate its exposure to interest rate risk through active portfolio management, which includes rebalancing its existing portfolios of assets and liabilities, as well as changing the characteristics of investments to be purchased or sold in the future. In addition, various derivative financial instruments are used to modify the interest rate risk exposures of certain assets and liabilities. These strategies include the use of interest rate swaps, interest rate caps and floors, options, futures, forwards and commitments to purchase securities. These instruments are generally used to lock interest rates or unrealized gains, to shorten or lengthen durations of fixed maturity securities or investment contracts, or to hedge (on an economic basis) interest rate risks associated with investments, variable rate debt and life insurance liabilities. The Company has used these types of instruments as designated hedges against specific assets or liabilities on an infrequent basis.

     The Company is exposed to equity price risk as a result of its investment in equity securities and equity derivatives. Equity price risk results from changes in the level or volatility of equity prices, which affect the value of equity securities, or instruments that derive their value from such securities. CAC attempts to mitigate its exposure to such risks by limiting its investment in any one security or index. The Company may also manage this risk by utilizing instruments such as options, swaps, futures and collars to protect appreciation in securities held. CAC uses derivatives in one of its separate accounts to mitigate equity price risk associated with its indexed group annuity contracts by purchasing Standard & Poor's 500(R) (S&P 500(R)) index futures contracts in a notional amount equal to the contract holder liability, which is calculated using the S&P 500(R) rate of return.

     The Company has exposure to credit risk arising from the uncertainty associated with a financial instrument obligor's ability to make timely principal and/or interest payments. The Company attempts to mitigate this risk by limiting credit concentrations, practicing diversification, and frequently monitoring the credit quality of issuers and counterparties. In addition the Company may utilize credit derivatives such as credit default swaps to modify the credit risk inherent in certain investments. Credit default swaps involve

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

a transfer of credit risk from one party to another in exchange for periodic payments. The Company has infrequently designated these types of instruments as hedges against specific assets or liabilities.

     The contractual or notional amounts for derivatives are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these instruments. Interest rates, equity prices and foreign currency exchange rates affect the fair value of derivatives. The fair values generally represent the estimated amounts that CAC would expect to receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for substantially all of CAC's derivatives. For derivative instruments not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle or quoted market prices of comparable instruments.

INCOME TAXES

     The Company and its eligible subsidiaries are included in the consolidated federal income tax return of Loews Corporation and its eligible subsidiaries. The Company accounts for income taxes under the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for temporary differences between the financial statement and tax return bases of assets and liabilities. Future tax benefits are recognized to the extent that realization of such benefits are more likely than not.

PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost less accumulated depreciation. Depreciation is based on the estimated useful lives of the various classes of property and equipment and is determined principally on the straight-line method.

ACCOUNTING PRONOUNCEMENTS

     In July of 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-01). SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-01 may not be applied retroactively to prior years' financial statements, and initial application should be as of the beginning of an entity's fiscal year. CNA will adopt SOP 03-01 as of January 1, 2004. The initial adoption of SOP 03-01 will not have a significant impact on the results of operations or equity of the Company, but will affect the classification and presentation of certain balance sheet and income statement items.

     In November of 2003, the Emerging Issues Task Force (EITF) reached consensus on EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1) that certain quantitative and qualitative disclosures are required for equity and fixed maturity securities that are impaired at the balance sheet date but for which an other-than-temporary

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

impairment has not been recognized. The guidance requires companies to disclose the aggregate amount of unrealized losses and the related fair value of investments with unrealized losses for securities that have been in an unrealized loss position for less than 12 months and separately for those that have been in an unrealized loss position for over 12 months, by investment category. The Company has adopted the disclosure requirements in these financial statements.

NOTE 2. INVESTMENTS

     The significant components of net investment income are presented in the following table.

---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31                                                2003           2002           2001
---------------------------------------------------------------------------------------------------------
(In thousands)
Fixed maturity securities...................................       $381,343       $426,917       $405,833
Single premium group annuity................................         45,908         47,931         50,665
Policy loans................................................         11,023         11,743         11,573
Short term investments......................................          4,275          5,494         23,971
Equity securities...........................................          3,125          2,784          2,353
Mortgage loans and real estate..............................          3,321          4,307            228
Other.......................................................          1,446         (2,814)       (15,420)
                                                                   --------       --------       --------
Gross investment income.....................................        450,441        496,362        479,203
Investment expense..........................................        (12,992)       (20,649)       (29,142)
---------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME.............................       $437,449       $475,713       $450,061
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 2.--(CONTINUED)

     Net realized investment gains (losses) and net unrealized appreciation (depreciation) in investments are set forth in the following table.

-----------------------------------------------------------------------------------------------------------
NET INVESTMENT APPRECIATION
YEARS ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
(In thousands)
Net realized investment gains (losses):
  Fixed maturity securities:
    Gross realized gains....................................       $ 170,835       $ 129,719       $157,460
    Gross realized losses...................................        (163,990)       (228,245)       (38,897)
                                                                   ---------       ---------       --------
        NET REALIZED GAINS (LOSSES) ON FIXED MATURITY
          SECURITIES........................................           6,845         (98,526)       118,563
                                                                   ---------       ---------       --------
  Equity securities:
    Gross realized gains....................................           1,416              --            344
    Gross realized losses...................................              --            (100)        (2,582)
                                                                   ---------       ---------       --------
  Net realized gains (losses) on equity securities..........           1,416            (100)        (2,238)
                                                                   ---------       ---------       --------
  Real estate...............................................            (129)             --             --
  Short term and other......................................         (14,771)        (18,811)         4,151
  Separate accounts.........................................         (14,219)        (19,270)        19,748
                                                                   ---------       ---------       --------
Net realized investment (losses) gains before allocation to
  participating policyholders' and minority interests.......         (20,858)       (136,707)       140,224
Allocation to participating policyholders' and minority
  interests.................................................          (4,361)         (3,587)       (13,034)
                                                                   ---------       ---------       --------
        NET REALIZED INVESTMENT (LOSSES) GAINS..............         (25,219)       (140,294)       127,190
                                                                   ---------       ---------       --------
Net change in unrealized appreciation in general account
  investments:
  Fixed maturity securities.................................         199,904         106,208         41,649
  Equity securities.........................................           7,724              58          1,572
  Separate accounts and other...............................          24,443          47,345          5,726
                                                                   ---------       ---------       --------
Total net change in unrealized appreciation in
  investments...............................................         232,071         153,611         48,947
                                                                   ---------       ---------       --------
  Reclassification to deferred acquisition costs............         (14,498)         (6,534)        (8,270)
  Cumulative effects of changes in accounting principles,
    net of tax of $31.......................................              --              --          1,621
  Allocation to participating policyholders' and minority
    interests...............................................          (2,086)         (7,056)        (2,725)
  Deferred income tax expense...............................         (75,227)        (54,022)       (20,137)
                                                                   ---------       ---------       --------
        NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
          IN INVESTMENTS....................................         140,260          85,999         19,436
-----------------------------------------------------------------------------------------------------------
        NET REALIZED GAINS AND CHANGE IN UNREALIZED
          APPRECIATION IN INVESTMENTS.......................       $ 115,041       $  54,295       $146,626
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

     Investment securities are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is possible that changes in these risk factors in the near term could have an adverse material impact on the Company's results of operations or equity.

     A primary objective in the management of the fixed maturity and equity portfolios is to maximize total return relative to underlying liabilities and respective liquidity needs. In achieving this goal, assets

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 2.--(CONTINUED)

may be sold to take advantage of market conditions or other investment opportunities or credit and tax considerations. Sales will produce realized gains and losses.

     The Company's investment policies for both the general and separate accounts emphasize high credit quality and diversification by industry, issuer and issue. Assets supporting interest rate sensitive liabilities are segmented within the general account to facilitate asset/liability duration management.

     A significant judgment in the valuation of investments is the determination of when an other-than-temporary decline in value has occurred. The Company follows a consistent and systematic process for impairing securities that sustain other-than-temporary declines in value. The Company has established a committee responsible for the impairment process. This committee, referred to as the Impairment Committee, is made up of three officers appointed by the Company's Chief Financial Officer. The Impairment Committee is responsible for analyzing watch list securities on at least a quarterly basis. The watch list includes individual securities that fall below certain thresholds or that exhibit evidence of impairment indicators including, but not limited to, a significant adverse change in the financial condition and near term prospects of the investment or a significant adverse change in legal factors, the business climate or credit ratings.

     When a security is placed on the watch list, it is monitored for further market value changes and additional news related to the issuer's financial condition. The focus is on objective evidence that may influence the evaluation of impairment factors.

     The decision to impair a security incorporates both quantitative criteria and qualitative information. The Impairment Committee considers a number of factors including, but not limited to: (a) the length of time and the extent to which the market value has been less than book value, (b) the financial condition and near term prospects of the issuer, (c) the intent and ability of the Company to retain its investment for a period of time sufficient to allow for any anticipated recovery in value, (d) whether the debtor is current on interest and principal payments and (e) general market conditions and industry or sector specific factors.

     The Impairment Committee's decision to impair a security is primarily based on whether the security's fair value is likely to remain significantly below its book value in light of all of the factors considered. For securities that are impaired, the security is adjusted to fair value and the resulting losses are recognized in realized gains/losses in the Consolidated Statements of Operations.

     Realized investment losses included $164.5 million, $155.6 million and $12.4 million of pretax impairment losses for the three years ended December 31, 2003, 2002 and 2001. The impairments were primarily the result of the continued credit deterioration on specific issuers in the bond and equity markets and the effects on such markets due to the overall slowing of the economy.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 2.--(CONTINUED)

     The following table provides a summary of investments in fixed maturity securities and equity securities available-for-sale in the general account.
--------------------------------------------------------------------------------
SUMMARY OF FIXED MATURITY AND
EQUITY SECURITIES

---------------------------------------------------------------------------------------------------------------------------
                                                                                     GROSS UNREALIZED LOSSES
                                                         COST OR        GROSS       -------------------------    ESTIMATED
                                                        AMORTIZED     UNREALIZED    LESS THAN    GREATER THAN       FAIR
(IN THOUSANDS)                                             COST         GAINS       12 MONTHS     12 MONTHS        VALUE
---------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2003
Fixed maturity securities:
  U.S. Treasury securities and obligations of
    government agencies.............................    $  191,189     $ 16,284     $   (733)           --       $  206,740
  Asset-backed securities...........................     1,884,037       60,983       (7,844)           --        1,937,176
  Corporate securities..............................     2,480,965      214,838      (11,065)         (766)       2,683,972
  Other debt securities.............................       883,480      113,791         (763)       (3,105)         993,403
                                                        ----------     --------     --------       -------       ----------
    Total fixed maturity securities.................     5,439,671      405,896      (20,405)       (3,871)       5,821,291
  Equity securities.................................        51,776        6,733           --            --           58,509
---------------------------------------------------------------------------------------------------------------------------
    TOTAL...........................................    $5,491,447     $412,629     $(20,405)      $(3,871)      $5,879,800
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                 COST OR        GROSS         GROSS       ESTIMATED
                                                                AMORTIZED     UNREALIZED    UNREALIZED       FAIR
(IN THOUSANDS)                                                     COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2002
Fixed maturity securities:
  U.S. Treasury securities and obligations of government
    agencies................................................    $  226,857     $ 21,751     $    (197)    $  248,411
  Asset-backed securities...................................     2,275,073      111,453        (5,600)     2,380,926
  Corporate securities......................................     2,076,905      146,248      (101,930)     2,121,223
  Other debt securities.....................................     1,002,428       76,058       (59,467)     1,019,019
                                                                ----------     --------     ---------     ----------
    Total fixed maturity securities.........................     5,581,263      355,510      (167,194)     5,769,579
  Equity securities.........................................        36,167           67        (1,059)        35,175
--------------------------------------------------------------------------------------------------------------------
    TOTAL...................................................    $5,617,430     $355,577     $(168,253)    $5,804,754
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

     The following table summarizes fixed maturity securities by contractual maturity at December 31, 2003.

----------------------------------------------------------------------------------------
                                                                 COST OR      ESTIMATED
                                                                AMORTIZED        FAIR
CONTRACTUAL MATURITY                                               COST         VALUE
----------------------------------------------------------------------------------------
(In thousands)
Due in one year or less.....................................    $    6,138    $    6,416
Due after one year through five years.......................       268,700       285,554
Due after five years through ten years......................     1,072,954     1,175,111
Due after ten years.........................................     2,207,842     2,417,034
Asset-backed securities.....................................     1,884,037     1,937,176
----------------------------------------------------------------------------------------
    TOTAL...................................................    $5,439,671    $5,821,291
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 2.--(CONTINUED)

     Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

     The carrying value of fixed maturity investments that did not produce income during 2002 was $5 million. In 2003, there were no fixed maturity investments that did not produce income. At December 31, 2003, no investments, other than investments in U.S. government agency securities, exceeded 10% of stockholder's equity.

     High yield securities are bonds rated as below investment grade by bond rating agencies and other unrated securities which, in the opinion of management, are below investment grade (below BBB). Carrying values of high yield securities in the general account were $575.3 million and $470.2 million at December 31, 2003 and 2002. Net unrealized gains on high yield securities, included in the general account, were $35.5 million at December 31, 2003. Net unrealized losses on high yield securities, included in the general account, were $125.8 million at December 31, 2002.

     At December 31, 2003 and 2002, total Separate Account investments excluding cash amounted to $3,559.6 million and $3,122.0 million, with taxable fixed maturity securities representing approximately 59% and 64% of the Separate Accounts' portfolio. The balance of the Separate Accounts' portfolio is in equity securities, short-term and other invested assets. Approximately 47% and 58%, at December 31, 2003 and 2002, of the Separate Account investments were used to fund guaranteed investment contracts (GICs) for which CAC guarantees principal and a specified return to the contract holders. The duration of fixed maturity securities included in the GIC portfolio is matched to approximate the corresponding payout pattern of the liabilities of the GIC contracts.

     All fixed maturity securities in the GIC portfolio were carried at fair value and amounted to $1,809.2 million and $1,868.1 million at December 31, 2003 and 2002. At December 31, 2003 and 2002, net unrealized gains on fixed maturity securities in the GIC portfolio amounted to approximately $137.6 million and $113.1 million. The gross unrealized gains (losses) for the fixed maturity securities in the GIC portfolio at December 31, 2003, were $142.2 million and $(4.6) million, as compared with $142.8 million and $(29.7) million at December 31, 2002.

     High yield securities in the GIC portfolio were carried at fair value totaling $89.4 million and $68.5 million at December 31, 2003 and 2002. Net unrealized gains on high yield securities held in the GIC portfolio were $9.4 million at December 31, 2003, as compared with net unrealized losses of $14.3 million at December 31, 2002.

RESTRICTED INVESTMENTS

     The Company may from time to time invest in securities that may be restricted in whole or in part. As of December 31, 2003 and 2002, the Company did not hold any significant positions in investments whose sale was restricted. Cash and securities with carrying values of approximately $12.5 million and $11.7 million were deposited by the Company's insurance subsidiaries under requirements of regulatory authorities as of December 31, 2003 and 2002. During July of 2002, the Company entered into an

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 2.--(CONTINUED)

agreement, whereby Phoenix acquired the variable life and annuity business of VFL through a coinsurance arrangement, with modified coinsurance on the Separate Account business. Securities with carrying values of approximately $492 million and $479 million continue to be held by the Company and are reported in Separate Account business in the assets section of the Consolidated Balance Sheet at December 31, 2003 and 2002. See Note 15, Other Events, for further details of this agreement.

NOTE 3. DEBT

     Debt consists of $10.0 million of Industrial Development Revenue Bonds, due July 1, 2016 at various interest rates ranging from 2.30% to 2.75%, as of December 31, 2003 and 2002.

NOTE 4. FINANCIAL INSTRUMENTS

     In the normal course of business, CAC invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative securities.

     Fair values are disclosed for all financial instruments, for which it is practicable to estimate that value, whether or not such values are recognized in the Consolidated Balance Sheets. Management attempts to obtain quoted market prices for the purpose of these disclosures. Where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. These techniques are significantly affected by management's assumptions, including discount rates and estimates of future cash flows. Potential taxes and other transaction costs have not been considered in estimating fair value. The estimates presented herein are not necessarily indicative of the amounts that CAC would realize in a current market exchange.

     Non-financial instruments such as real estate, property and equipment, deferred acquisition costs, leases and deferred income taxes and certain financial instruments such as insurance reserves and reinsurance receivables are excluded from the fair value disclosures. Therefore, the fair value amounts cannot be aggregated to determine the underlying economic value of CAC.

     The carrying amounts reported in the Consolidated Balance Sheets for cash, short-term investments, accrued investment income, federal income taxes recoverable/payable, and certain other assets and other liabilities approximate fair value because of the short-term nature of these items. These assets and liabilities are not listed in the table below.

     The following methods and assumptions were used by CAC in estimating the fair value amounts for financial instruments:

          The fair values of fixed maturity and equity securities were based on quoted market prices, where available. For securities not actively traded, fair values were estimated using values obtained from independent pricing services or quoted market prices of comparable instruments.

          The fair values for mortgage loans and policy loans were estimated using discounted cash flows utilizing interest rates currently offered for similar loans to borrowers with comparable credit quality. Loans with similar characteristics were aggregated for purposes of these calculations. Valuation techniques to determine fair value of limited partnerships and other invested assets and other separate

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 4.--(CONTINUED):

     account business assets consisted of discounting cash flows, obtaining quoted market prices of the investments and comparing the investments to similar instruments or to the underlying assets of the investments.

          Premium deposits and annuity contracts were valued based on cash surrender values and the outstanding fund balances.

          CAC's long-term debt represents primarily floating rate tax exempt bonds with interest rates determined monthly and thus approximates fair value.

          The fair values for guaranteed investment contracts and deferred annuities of the Separate Account business are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with similar maturities. The fair values of the liabilities for variable Separate Account business are based on the quoted market values of the underlying assets of each variable Separate Account. The fair value of other Separate Account business liabilities approximates their carrying value because of their short-term nature.

     The carrying amounts and estimated fair values of CAC's other financial instrument assets and liabilities are listed in the following table. Derivative instruments are shown in Note 5.

FINANCIAL ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------------------------------
DECEMBER 31                                                              2003                       2002
                                                              --------------------------   -----------------------
                                                               CARRYING       ESTIMATED     CARRYING    ESTIMATED
                                                                AMOUNT        FAIR VALUE     AMOUNT     FAIR VALUE
------------------------------------------------------------------------------------------------------------------
(In thousands)
FINANCIAL ASSETS
Investments:
  Fixed maturity securities.................................  $5,821,291      $5,821,291   $5,769,579   $5,769,579
  Equity securities.........................................      58,509         58,509        35,175       35,175
  Mortgage loans............................................       1,983          2,030         7,764        9,157
  Policy loans..............................................     175,000        176,474       177,739      173,083
  Other invested assets.....................................         106            106         6,913        6,913
Separate account business:
  Fixed maturity securities.................................   2,113,518      2,113,518     2,013,509    2,013,509
  Equity securities.........................................     116,654        116,654       118,241      118,241
  Other.....................................................     834,031        834,031       714,217      714,217
FINANCIAL LIABILITIES
Premium deposits and annuity contracts......................   1,280,911      1,260,254     1,264,284    1,212,146
Debt........................................................      10,000         10,000        10,000       10,000
Separate account business:
  Guaranteed investment contracts...........................     210,737        229,203       276,372      295,717
  Variable separate accounts................................     540,274        540,274       602,626      602,626
  Other.....................................................   2,449,206      2,449,206     1,883,959    1,883,959
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 5.--DERIVATIVE FINANCIAL INSTRUMENTS

     A summary of the aggregate contractual or notional amounts, estimated fair values and recognized gains (losses) related to derivative financial instruments follows.

--------------------------------------------------------------------------------------------------------------
                                                                                  ESTIMATED
                                                              CONTRACTUAL/        FAIR VALUE        RECOGNIZED
AS OF AND FOR THE YEARS ENDED DECEMBER 31,                      NOTIONAL     --------------------     GAINS
(IN THOUSANDS)                                                   AMOUNT      ASSET    (LIABILITY)    (LOSSES)
--------------------------------------------------------------------------------------------------------------
2003
--------------------------------------------------------------------------------------------------------------
General account
  Swaps.....................................................   $  149,000    $   --     $(4,072)    $  (4,791)
  Interest rate caps........................................      225,000       179          --           519
  Futures sold, not yet purchased...........................           --        --          --           305
  Forwards..................................................           --        --          --          (256)
  Commitments to purchase government and municipal
    securities..............................................           --        --          --        (1,763)
--------------------------------------------------------------------------------------------------------------
          TOTAL.............................................   $  374,000    $  179     $(4,072)    $  (5,986)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Separate accounts
  Futures purchased.........................................   $1,106,157    $2,889     $    --     $ 208,070
  Futures sold, not yet purchased...........................       12,257        --         (11)         (233)
  Commitments to purchase government and municipal
    securities..............................................           --        --          --          (225)
  Options purchased.........................................           --        --          --          (900)
  Options written...........................................        8,586        --        (486)        1,750
--------------------------------------------------------------------------------------------------------------
          TOTAL.............................................   $1,127,000    $2,889     $  (497)    $ 208,462
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
2002
--------------------------------------------------------------------------------------------------------------
General account
  Interest rate caps........................................   $  500,000    $  356     $    --     $    (422)
  Futures sold, not yet purchased...........................           --        --          --        (9,987)
  Commitments to purchase government and municipal
    securities..............................................      214,000     1,764          --          (127)
--------------------------------------------------------------------------------------------------------------
          TOTAL.............................................   $  714,000    $2,120     $    --     $ (10,536)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Separate accounts
  Futures purchased.........................................   $  613,780    $  961     $    --     $(187,129)
  Futures sold, not yet purchased...........................       10,079        14          --        (1,035)
  Commitments to purchase government and municipal
    securities..............................................       11,000       225                       711
  Options purchased.........................................       33,262        93          --        (3,317)
  Options written...........................................       50,609        --        (654)        2,426
--------------------------------------------------------------------------------------------------------------
          TOTAL.............................................   $  718,730    $1,293     $  (654)    $(188,344)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 5.--(CONTINUED):


--------------------------------------------------------------------------------------------------------------
                                                                                  ESTIMATED
                                                              CONTRACTUAL/        FAIR VALUE        RECOGNIZED
AS OF AND FOR THE YEARS ENDED DECEMBER 31,                      NOTIONAL     --------------------     GAINS
(IN THOUSANDS)                                                   AMOUNT      ASSET    (LIABILITY)    (LOSSES)
--------------------------------------------------------------------------------------------------------------
2001
--------------------------------------------------------------------------------------------------------------
General account
  Interest rate caps........................................   $  500,000    $1,560     $    --     $   1,473
  Options written...........................................           --        --          --           355
  Commitments to purchase government and municipal
    securities..............................................       25,000     1,891          --            --
--------------------------------------------------------------------------------------------------------------
          TOTAL.............................................   $  525,000    $3,451     $    --     $   1,828
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Separate accounts
  Futures purchased.........................................   $  883,847    $    3     $(7,625)    $(156,785)
  Futures sold, not yet purchased...........................        9,842        --         (48)       (1,273)
  Commitments to purchase government and municipal
    securities..............................................       17,000        --        (486)       (1,775)
  Options purchased.........................................       65,384       982          --        (1,335)
  Options written...........................................       69,592        --        (156)        2,412
--------------------------------------------------------------------------------------------------------------
          TOTAL.............................................   $1,045,665    $  985     $(8,315)    $(158,756)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 6. STATUTORY CAPITAL AND SURPLUS

     Statutory capital and surplus and net income for the legal entities Continental Assurance Company and VFL, which are the two main insurance components of CAC Consolidated, are determined in accordance with accounting practices prescribed or permitted by the Illinois Insurance Department and Pennsylvania Insurance Department, respectively, which vary in certain respects from GAAP. In converting from statutory to GAAP, typical adjustments include the deferral of policy acquisition costs, the inclusion of net unrealized holding gains or losses in shareholder's equity related to fixed maturity securities, and certain differences in the calculation of insurance reserves. Prescribed statutory accounting practices are set forth in a variety of publications of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and general administrative rules. Neither CAC nor VFL had material permitted accounting practices.

     The payment of dividends without prior approval of the insurance department of each insurance company's domiciliary jurisdiction is limited by formula. Dividends in excess of these amounts are subject to prior approval by the respective state insurance departments. Dividends from CAC to CCC are subject to the insurance holding company laws of the State of Illinois, the domiciliary state of CAC. Under these laws, ordinary dividends, or dividends that do not require prior approval of the Illinois Department of Insurance (the Department), may be paid only from earned surplus, which is calculated by removing unrealized gains from unassigned surplus. In 2004, the maximum amount of dividends that may be paid without prior approval is $70.7 million. The payment of dividends by VFL to CAC is also limited to formula amounts, without prior approval from the Pennsylvania Insurance Department. In 2004, the maximum amount of dividends that may be paid without prior approval is $19.6 million. CAC's domestic insurance subsidiaries are subject to risk-based capital requirements. Risk-based capital is a method developed by the NAIC to determine the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formula for determining the amount of risk-based capital specifies various factors, weighted based on the perceived degree of risk, which are applied to certain financial balances and financial activity. The adequacy of a company's actual capital is evaluated by a comparison to the risk-based capital results, as determined by the formula. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2003 and 2002, CAC's domestic insurance subsidiaries' statutory capital and surplus exceeded the minimum risk-based capital requirements.

     Combined statutory capital and surplus and net income (loss), determined in accordance with accounting practices as described above, were as follows.

------------------------------------------------------------------------------------------------------------------------
                                                                  STATUTORY CAPITAL
                                                                     AND SURPLUS           STATUTORY NET (LOSS) INCOME
                                                                ----------------------    ------------------------------
                                                                     DECEMBER 31             YEARS ENDED DECEMBER 31
                                                                  2003         2002        2003       2002        2001
------------------------------------------------------------------------------------------------------------------------
(In thousands)
Continental Assurance Company...............................    $706,790    $1,253,547    $37,258    $75,675    $(47,935)
Valley Forge Life Insurance Company.........................     196,437       191,972     15,458      6,876      22,384
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 7. COMPREHENSIVE INCOME

     Comprehensive income is comprised of all changes to stockholder's equity, including net income, except those changes resulting from transactions with the stockholder in its capacity as the stockholder. The components of comprehensive income are shown in the following tables.

COMPREHENSIVE INCOME

--------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31                                         2003       2002       2001
--------------------------------------------------------------------------------------------
(In thousands)
Net income..................................................  $116,357   $ 47,752   $157,751
                                                              --------   --------   --------
Other comprehensive income:
  Change in unrealized gains/losses on general account
    investments:
    Holding gains arising during the period.................    92,071     88,511     73,693
    Net unrealized gains/losses at beginning of period
     included in realized gains/losses during the period....   115,557     17,755    (30,472)
                                                              --------   --------   --------
  Net change in unrealized gains/losses on general account
    investments.............................................   207,628    106,266     43,221
  Net change in unrealized gains on separate accounts and
    other...................................................    24,443     47,345      5,726
  Foreign currency translation adjustment...................    (2,981)    39,090    (14,694)
  Adjustment for allocation of deferred acquisition costs...   (14,498)    (6,534)    (8,270)
    Allocation to participating policyholders' interests....    (2,086)    (7,056)    (2,725)
                                                              --------   --------   --------
Other comprehensive income, before tax and cumulative
  effects of changes in accounting principles...............   212,506    179,111     23,258
Deferred income tax related to other comprehensive income...   (75,227)   (54,022)   (20,137)
                                                              --------   --------   --------
Other comprehensive income, before cumulative effect of a
  change in accounting principle............................   137,279    125,089      3,121
Cumulative effect of a change in accounting principle, net
  of tax of $873............................................        --         --      1,621
                                                              --------   --------   --------
Other comprehensive income, net of tax and cumulative effect
  of a change in accounting principle.......................   137,279    125,089      4,742
--------------------------------------------------------------------------------------------
            TOTAL COMPREHENSIVE INCOME......................  $253,636   $172,841   $162,493
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

     In the preceding table, deferred income tax benefit and expense related to other comprehensive income is attributed to each of the components of the other comprehensive income in equal proportion except for the foreign currency translation adjustment, for which there are no deferred taxes.

     The following table displays the components of accumulated other comprehensive income included in the Consolidated Balance Sheets.

ACCUMULATED OTHER COMPREHENSIVE INCOME

---------------------------------------------------------------------------------
DECEMBER 31                                                     2003       2002
---------------------------------------------------------------------------------
(In thousands)
Cumulative foreign currency translation adjustment..........  $     --   $  2,981
Net unrealized gains on investments and other, including
  cumulative effect of a change in accounting principle, net
  of tax....................................................   275,619    135,359
---------------------------------------------------------------------------------
            ACCUMULATED OTHER COMPREHENSIVE INCOME..........  $275,619   $138,340
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 8. BENEFIT PLANS

     CAC has no employees and has contracted with CCC for services provided by CCC employees. As CCC is a wholly owned subsidiary of CNAF, all CCC employees are covered by CNAF's benefits plans. Accordingly, a portion of these expenses are allocated to CAC. CNAF's plans are discussed below.

PENSION PLAN

     CNAF and certain subsidiaries sponsor noncontributory pension plans typically covering full-time employees age 21 or over who have completed at least one year of service. While the terms of the plans vary, benefits are generally based on years of credited service and the employee's highest 60 consecutive months of compensation. CNA uses December 31 as the measurement date for the majority of its plans.

     CNA's funding policy is to make contributions in accordance with applicable governmental regulatory requirements. The assets of the plans are invested primarily in U.S. government securities with the balance in mortgage-backed securities, equity investments and short term investments.

     CAC is included in the CNAF Employees' Retirement Plan and is allocated a portion of these expenses. The net pension cost allocated to CAC was $1.5 million, $2.1 million and $3.3 million for the years ended December 31, 2003, 2002 and 2001.

POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

     CNAF provides certain healthcare and life insurance benefits to eligible retired employees, their covered dependents and their beneficiaries. The funding for these plans is generally to pay covered expenses as they are incurred. Net postretirement benefit cost allocated to CAC was $1.1 million, $1.8 million, and $2.0 million for the years ended December 31, 2003, 2002 and 2001.

SAVINGS PLANS

     CAC is included in the CNAF Employees' Savings Plan, a contributory plan that allows most employees to contribute a maximum of 20% of their eligible compensation, subject to certain limitations prescribed by the Internal Revenue Service. CNAF contributes an amount equal to 70% of the first 6% of eligible compensation contributed by the employee. CNAF contributions allocated to CAC for the Savings Plan were $4.0 million, $3.6 million, and $5.4 million for the years ended December 31, 2003, 2002, and 2001.

NOTE 9. INCOME TAXES

     CAC and its domestic life insurance subsidiaries are taxed under the provisions of the Internal Revenue Code, as applicable to life insurance companies, and are included in the consolidated Federal income tax return with CNAF and its eligible subsidiaries (CNA Tax Group), which in turn is included in the consolidated Federal income tax return of Loews Corporation and its eligible subsidiaries. The Federal income tax provision of CAC and its wholly owned subsidiaries were computed on a stand-alone basis, as if they were filing their own separate tax returns.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 9.--(CONTINUED)

     CAC and its domestic life insurance subsidiary maintain a special tax memorandum account designated as the "Shareholder's Surplus Account." Dividends from this account may be distributed to the shareholder without resulting in any additional tax. The amount in the Shareholder's Surplus Account was $1,221.9 million and $1,643.5 million at December 31, 2003 and 2002. Another tax memorandum account defined as the "Policyholders' Surplus Account" is maintained and totaled $70.4 million at December 31, 2003 and 2002. Under the 1984 Tax Act, no further additions to this account are allowed. Amounts accumulated in the Policyholders' Surplus Account are subject to income tax if distributed to the shareholder. The tax liability in the event of distribution of the Policyholders' Surplus Account is an estimated $24.6 million at December 31, 2003 and 2002 and is not reflected in the accompanying Consolidated Balance Sheets.

     A reconciliation between CAC's Federal income tax (expense) benefit at statutory rates and the recorded income tax (expense) benefit, before giving effect to discontinued operations and the cumulative effects of changes in accounting principles, is as follows:

TAX RATE RECONCILIATION

-----------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31                                        2003      2002      2001
-----------------------------------------------------------------------------------------
(In thousands)
Income tax expense at statutory rates.......................  $60,329   $45,940   $81,420
Prior year adjustment.......................................       27        48        --
State income tax expense....................................    1,038     1,080       925
Other (benefit) expense, net................................   (5,382)    1,575     1,656
-----------------------------------------------------------------------------------------
    EFFECTIVE INCOME TAX BENEFIT (EXPENSE)..................  $56,012   $48,643   $84,001
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

     The current and deferred components of CAC's income tax (expense) benefit, excluding taxes on discontinued operations and the cumulative effects of the changes in accounting principles, are as follows:

CURRENT AND DEFERRED TAXES

------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31                                        2003      2002       2001
------------------------------------------------------------------------------------------
(In thousands)
Current tax expense.........................................  $33,665   $28,965   $179,991
Deferred tax (benefit) expense..............................   22,347    19,678    (95,990)
------------------------------------------------------------------------------------------
    TOTAL INCOME TAX EXPENSE................................  $56,012   $48,643   $ 84,001
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 9.--(CONTINUED)

     Significant components of CAC's deferred tax assets and liabilities as of December 31, 2003 and 2002 and are shown in the table below.

COMPONENTS OF NET DEFERRED TAX ASSETS

-----------------------------------------------------------------------------------
DECEMBER 31                                                     2003        2002
-----------------------------------------------------------------------------------
(In thousands)
Deferred tax assets (liabilities)
Insurance reserves..........................................  $ 370,761   $ 324,653
Deferred acquisition costs..................................   (423,268)   (414,416)
Investment evaluation.......................................    (42,224)    (14,224)
Net unrealized gains........................................   (167,679)    (92,326)
Property and equipment......................................     (9,965)    (13,246)
Receivables.................................................     (1,884)     (6,859)
Benefit plans...............................................      5,023       1,145
Variable life and annuity transactions......................      6,200       9,300
Group transfers to affiliate................................          0      13,913
Other, net..................................................     21,615          19
-----------------------------------------------------------------------------------
    Net deferred tax liabilities............................  $(241,421)  $(151,369)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

     The gross deferred tax assets and liabilities amounted to $403.6 million and $645.0 million at December 31, 2003 and $382.8 million and $534.2 million at December 31, 2003. Although realization of deferred tax assets is not assured, management believes it is more likely than not that deferred tax assets will be realized through future earnings, including but not limited to the generation of future operating income and reversal of existing temporary differences and available tax planning strategies. As a result, no valuation allowance was recorded at December 31, 2003 and 2002.

NOTE 10. REINSURANCE

     CAC assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools and associations. CAC utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks and to exit certain lines of business.

     Reinsurance coverages are tailored to the specific risk characteristics of each product line and CAC's retained amount varies by type of coverage. CAC utilizes coinsurance, yearly renewable term and facultative reinsurance programs. A majority of the reinsurance utilized by the Company's life insurance operations relates to term life insurance policies. Term life insurance policies issued from 1994 onward are generally ceded at 60% -- 90% of the face value. Universal Life policies issued from 1998 onward are generally ceded at 75% of the face value.

     The ceding of insurance does not discharge the primary liability of CAC. Therefore, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer is unable to meet the obligation assumed under the reinsurance agreements.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 10.--(CONTINUED)

     CAC attempts to mitigate its credit risk related to reinsurance by entering into reinsurance arrangements only with reinsurers that have credit ratings above certain levels and by obtaining substantial amounts of collateral. Such collateral was approximately $242.5 million and $204.6 million at December 31, 2003 and 2002.

     Life earned premiums are primarily from long duration contracts and accident and health earned premiums are primarily from short duration contracts. The effects of reinsurance on earned premiums are shown in the following table.

     Life earned premiums are primarily from long duration contracts and accident and health earned premiums are primarily from short duration contracts. The effects of reinsurance on earned premiums are shown in the following table.

COMPONENTS OF EARNED PREMIUMS

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                ASSUMED/NET
                                                                DIRECT      ASSUMED       CEDED        NET           %
---------------------------------------------------------------------------------------------------------------------------
(In thousands)
2003 EARNED PREMIUMS
  Life......................................................  $1,141,171    $  3,826    $  652,207   $492,790        0.8%
  Accident and health.......................................     153,262      41,976       156,666     38,572      108.8
                                                              ----------    --------    ----------   --------      -----
      TOTAL EARNED PREMIUMS.................................  $1,294,433    $ 45,802    $  808,873   $531,362        8.6%
                                                              ==========    ========    ==========   ========      =====
2002 EARNED PREMIUMS
  Life......................................................  $1,109,294    $  4,914    $  667,923   $436,285        1.1%
  Accident and health.......................................     142,194     114,179       239,356     17,017      671.0
                                                              ----------    --------    ----------   --------      -----
      TOTAL EARNED PREMIUMS.................................  $1,251,488    $119,093    $  917,279   $453,302       26.3%
                                                              ==========    ========    ==========   ========      =====
2001 EARNED PREMIUMS
  Life......................................................  $1,179,160    $215,351    $  887,647   $506,864       42.5%
  Accident and health.......................................     194,056     118,170       290,652     21,574      547.7
                                                              ----------    --------    ----------   --------      -----
      TOTAL EARNED PREMIUMS.................................  $1,373,216    $333,521    $1,178,299   $528,438       63.1%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

     Premium revenues ceded to non-affiliated companies were $465.6 million, $907.7 million and $1,178.3 million for the years ended December 31, 2003, 2002 and 2001. Additionally, insurance claims and policyholders' benefits are net of reinsurance recoveries of $64.6 million, $634.7 million and $1,016.7 million for years ended December 31, 2003, 2002 and 2001.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 10.--(CONTINUED)

     The impact of reinsurance on life insurance in-force at December 31, 2003, 2002 and 2001 is shown in the following table.

COMPONENTS OF LIFE INSURANCE INFORCE

----------------------------------------------------------------------------------------------------------------------
                                                                 DIRECT        ASSUMED         CEDED           NET
----------------------------------------------------------------------------------------------------------------------
(In thousands)
2003........................................................  $388,047,740   $    817,521   $295,659,081   $93,206,180
2002........................................................   418,175,453     14,599,848    340,519,587    92,255,714
2001........................................................   386,018,899    102,564,493    395,103,872    93,479,520

NOTE 11. RELATED PARTIES

     Through 2001, CAC was a party to the CNAF Intercompany Expense Agreement whereby expenses incurred by CNAF and each of its subsidiaries are allocated to the appropriate companies. In accordance with this agreement, CAC recorded amortization of deferred acquisition costs and other operating expenses totaling $181.7 million, $184.1 million and $223.0 million for the years ended December 31, 2003, 2002 and 2001. Expenses of CAC exclude $8.3 million of general and administrative expenses incurred by CAC and allocated to CNAF for the year ended December 31, 2001. Excluding federal income tax balances, CAC had amounts due to affiliates of $72.9 million and $4.6 million at December 31, 2003 and 2002.

     There were no interest charges on intercompany receivables or payables for 2003, 2002 and 2001.

NOTE 12. LEGAL

     CAC is party to litigation arising in the ordinary course of business. The outcome of this litigation will not, in the opinion of management, materially affect the results of operations or equity of CAC.

NOTE 13. BUSINESS SEGMENTS

     CAC conducts its operations through two operating segments: Group Operations and Life Operations. In addition to the two operating segments, certain other activities are reported in the Corporate and Other segment. These operating segments reflect the way CAC manages its operations and makes business decisions.

     Group Operations provides group life, group health insurance and investment products and services to employers, affinity groups, and other entities that purchase insurance as a group. Group Operations includes three principal business units: Group Benefits, Institutional Markets, and Federal Markets. On December 31, 2003, CNA completed the sale of the majority of its Group Benefits business to Hartford. The business sold included group life and accident, short and long term disability and certain other products. CNA's group long term care and specialty medical businesses were excluded from the sale.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 13.--(CONTINUED):

     Additionally, in December of 2003, ownership of CNA Trust, a limited-operations bank specializing in 401(k) plan administration, was transferred from CAC to CNAF. See Note 15, Other Events, for additional information.

     Life Operations provides financial protection to individuals through term life insurance, universal life insurance, individual long term care insurance, annuities and other products. Life Operations has several distribution relationships and partnerships including managing general agencies, other independent agencies working with CAC life sales offices, a network of brokers and dealers, and other independent insurance consultants.

     In February of 2004, CNA entered into a definitive agreement to sell its individual life insurance business to Swiss Re Life & Health America Inc. (Swiss
Re) for approximately $690 million. The business sold includes term, universal and permanent life insurance policies and individual annuity products. See Note 17, Subsequent Events, for additional information.

     Corporate results consist of operating and investing activities not attributable to operating segments and certain run-off operations.

     The accounting policies of the segments are the same as those described in
Note 1. CAC manages most of its assets on a legal entity basis while segment operations are conducted across legal entities. As such, only insurance and reinsurance receivables, insurance reserves and deferred acquisition costs are readily identifiable by individual segment. Distinct investment portfolios are not maintained for each segment; accordingly, allocation of assets to each segment is not performed. Therefore, net investment income and realized investment gains/losses are allocated primarily based on each segment's allocated equity, as adjusted. Depreciation and capital expenditures are not material to segments' income and cash flow.

     All significant intercompany income and expense as well as intercompany dividends have been eliminated. Income taxes have been allocated on the basis of the taxable income of the respective segments.

     Over 99% of CAC's premiums are derived from the United States. Premiums from any individual foreign country are not significant.

     In the following three tables, certain GAAP and non-GAAP financial measures are presented to provide information used by management to monitor the Company's operating performance. Management utilizes various financial measures to monitor the Company's insurance operations and investment portfolio. Net operating income, which is derived from certain income statement amounts, is considered a non-GAAP financial measure and is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored through analysis of various quantitative and qualitative factors and certain decisions related to the sale or impairment of investments that produce realized gains and losses. Net realized investment gains and losses, which are comprised of after-tax realized investment gains and losses net of participating policyholders' and minority interests, are a non-GAAP financial measure.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 13.--(CONTINUED):

     Net operating income is calculated by excluding from net income the after-tax effects of 1) net realized investment gains or losses, 2) gains or losses from discontinued operations and 3) cumulative effects of changes in accounting principles. In the calculation of net operating income, management excludes after-tax net realized investment gains or losses because net realized investment gains or losses related to the Company's available-for-sale investment portfolio are largely discretionary, except for losses related to other-than-temporary impairments, are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not an indication of trends in insurance operations.

     The Company's investment portfolio is monitored by management through analyses of various factors including unrealized gains and losses on securities, portfolio duration and exposure to interest rate, market and credit risk. Based on such analyses, the Company may impair an investment security in accordance with its policy, or sell a security. Such activities will produce realized gains and losses.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 13.--(CONTINUED):

     The following tables contain income statement information for CAC's reportable segments, corporate and consolidated results for 2003, 2002, and 2001.

---------------------------------------------------------------------------------------------------------------------
                                                                  GROUP           LIFE        CORPORATE
                YEAR ENDED DECEMBER 31, 2003                    OPERATIONS     OPERATIONS     AND OTHER      TOTAL
---------------------------------------------------------------------------------------------------------------------
(In millions)
REVENUES, EXCLUDING REALIZED INVESTMENT GAINS/LOSSES
  Premiums..................................................     $ 13,177      $  513,012     $  5,173     $  531,362
  Net investment income.....................................       85,594         344,827        7,028        437,449
  Income from separate account and interest sensitive
    products................................................       39,141          21,474           --         60,615
  Other revenues............................................        4,807             937          317          6,061
                                                                 --------      ----------     --------     ----------
        TOTAL REVENUES......................................      142,719         880,250       12,518      1,035,487
                                                                 --------      ----------     --------     ----------
BENEFITS AND EXPENSES
  Insurance claims and policyholders' benefits..............       53,236         585,244        7,461        645,941
  Amortization of deferred acquisition costs................         (214)        115,019        3,369        118,174
  Other operating expenses..................................       25,461         100,422          632        126,515
  Net renewal commissions and expenses allowances...........       (2,270)        (60,725)          (5)       (63,000)
  Participating policyholders' interest.....................        1,209          17,174       (8,114)        10,269
                                                                 --------      ----------     --------     ----------
        TOTAL BENEFITS AND EXPENSES.........................       77,422         757,134        3,343        837,899
                                                                 --------      ----------     --------     ----------
Income (loss) from continuing operations before income
  tax.......................................................       65,297         123,116        9,175        197,588
Income tax expense..........................................      (19,901)        (38,347)      (4,058)       (62,306)
                                                                 --------      ----------     --------     ----------
  Net operating income (excluding realized investment
    gains/losses)...........................................       45,396          84,769        5,117        135,282
  Realized investment (losses)/gains, net of tax and
    participating policyholders' interest...................      (21,766)          8,087       (5,246)       (18,925)
---------------------------------------------------------------------------------------------------------------------
        NET INCOME (LOSS)...................................     $ 23,630      $   92,856     $   (129)    $  116,357
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
INSURANCE RECEIVABLES, NET..................................     $432,391      $1,080,293     $ 94,503     $1,607,187
INSURANCE RESERVES:
  Future policy benefits....................................      294,902       5,335,707      213,914      5,844,523
  Claim and claim adjustment expenses.......................      138,372         132,559      176,904        447,835
  Policyholders' funds......................................      446,285          67,030          575        513,890
DEFERRED ACQUISITION COSTS..................................        7,928       1,203,888           --      1,211,816

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 13.--(CONTINUED):


-------------------------------------------------------------------------------------------------------------------
                                                                  GROUP          LIFE       CORPORATE
                YEAR ENDED DECEMBER 31, 2002                    OPERATIONS    OPERATIONS    AND OTHER      TOTAL
-------------------------------------------------------------------------------------------------------------------
(In millions)
REVENUES, EXCLUDING REALIZED INVESTMENT GAINS/LOSSES
  Premiums..................................................     $  4,320     $ 448,982     $     --     $  453,302
  Net investment income.....................................       90,059       379,025        6,629        475,713
  Income from separate account and interest sensitive
    products................................................       59,231        50,044          (32)       109,243
  Other revenues............................................       34,711        (2,779)      (1,634)        30,298
                                                                 --------     ----------    --------     ----------
        TOTAL REVENUES......................................      188,321       875,272        4,963      1,068,556
                                                                 --------     ----------    --------     ----------
BENEFITS AND EXPENSES
  Insurance claims and policyholders' benefits..............       76,964       514,074       11,680        602,718
  Amortization of deferred acquisition costs................        4,128       119,375       (2,360)       121,143
  Restructuring and other related charges...................          379         1,000           --          1,379
  Other operating expenses..................................       56,864        67,461       (1,535)       122,790
  Net renewal commissions and expenses allowances...........          674       (62,069)         210        (61,185)
  Participating policyholders' interest.....................          937        13,812       (4,598)        10,151
                                                                 --------     ----------    --------     ----------
        TOTAL BENEFITS AND EXPENSES.........................      139,946       653,653        3,397        796,996
                                                                 --------     ----------    --------     ----------
Income from continuing operations before income tax.........       48,375       221,619        1,566        271,560
Income tax expense..........................................      (17,881)      (76,928)      (2,360)       (97,169)
                                                                 --------     ----------    --------     ----------
  Net operating income/(loss) (excluding realized investment
    gains/losses)...........................................       30,494       144,691         (794)       174,391
  Realized investment losses, net of tax and participating
    policyholders' interest.................................      (27,720)      (60,188)      (3,860)       (91,768)
  Loss from discontinued operations, net of tax.............           --       (34,871)          --        (34,871)
-------------------------------------------------------------------------------------------------------------------
        NET INCOME (LOSS)...................................     $  2,774     $  49,632     $ (4,654)    $   47,752
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
INSURANCE RECEIVABLES, NET..................................     $488,687     $ 958,186     $280,269     $1,727,142
INSURANCE RESERVES:
  Future policy benefits....................................      291,540     5,005,224      215,570      5,512,334
  Claim and claim adjustment expense........................      139,554       132,827      238,963        511,344
  Policyholders' funds......................................      460,527        62,601          247        523,375
DEFERRED ACQUISITION COSTS..................................           --     1,188,184           --      1,188,184

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 13.--(CONTINUED):


-------------------------------------------------------------------------------------------------------------------
                                                                  GROUP          LIFE       CORPORATE
                YEAR ENDED DECEMBER 31, 2001                    OPERATIONS    OPERATIONS    AND OTHER      TOTAL
-------------------------------------------------------------------------------------------------------------------
(In millions)
REVENUES, EXCLUDING REALIZED INVESTMENT GAINS/LOSSES
  Premiums..................................................     $ 12,264      $516,161     $     13     $  528,438
  Net investment income.....................................       94,858       347,360        7,843        450,061
  Income from separate account and interest sensitive
    products................................................       76,412        39,018           (3)       115,427
  Other revenues............................................       26,206         3,056           (8)        29,254
                                                                 --------      --------     --------     ----------
        TOTAL REVENUES......................................      209,740       905,595        7,845      1,123,180
                                                                 --------      --------     --------     ----------
BENEFITS AND EXPENSES
  Insurance claims and policyholders' benefits..............       77,203       617,713       56,936        751,852
  Amortization of deferred acquisition costs................       27,482        99,678        5,862        133,022
  Restructuring and other related charges...................       41,508         9,569          148         51,225
  Other operating expenses..................................      113,056        69,378        4,957        187,391
  Net renewal commissions and expenses allowances...........      (19,364)      (60,199)        (133)       (79,696)
  Participating policyholders' interest.....................        4,922        15,004      (45,980)       (26,054)
                                                                 --------      --------     --------     ----------
        TOTAL BENEFITS AND EXPENSES.........................      244,807       751,143       21,790      1,017,740
                                                                 --------      --------     --------     ----------
(Loss)/income from continuing operations before income
  tax.......................................................      (35,067)      154,452      (13,945)       105,440
Income tax (expense) benefit................................       (1,211)      (43,168)       4,824        (39,555)
                                                                 --------      --------     --------     ----------
  Net operating (loss)/income (excluding realized investment
    gains/losses)...........................................      (36,278)      111,284       (9,121)        65,885
  Realized investment gains (losses), net of tax and
    participating policyholders' interest...................       21,911        58,603        2,230         82,744
  Income from discontinued operations, net of tax...........           --        10,743           --         10,743
  Cumulative effect of change in accounting principle, net
    of tax..................................................           --            --       (1,621)        (1,621)
-------------------------------------------------------------------------------------------------------------------
        NET (LOSS)/INCOME...................................     $(14,367)     $180,630     $ (8,512)    $  157,751
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

NOTE 14. RESTRUCTURING AND OTHER RELATED CHARGES

     In December 2001, CNA announced a restructuring plan (the 2001 Plan) which included CAC. The objective of the 2001 Plan was to create a simplified and leaner organization for its customers and business partners. The major components of the plan included a reduction in the number of strategic business units (SBU) in the property-casualty operations, changes in the strategic focus of the Life Operations and consolidation of real estate locations. The strategic changes in Life Operations included a decision to discontinue the variable life and variable annuity businesses. CAC accrued these restructuring and other related charges in the fourth quarter of 2001 in the amount of $51.2 million, pretax. These charges include employee termination and related benefits costs of $7.0 million, impaired asset charges related to the write-off of software of $9.4 million, and other costs of $34.8 million, which included the write-off of deferred acquisition cost on the inforce variable life and variable annuity contracts, as the Company believes that the decision to discontinue these businesses will negatively impact the persistency of the contracts. During 2002, the accrual was reduced by $1.4 million. No restructuring and other related charges were incurred in 2003. CAC had no accrued costs as of December 31, 2002.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 15. OTHER EVENTS

GROUP BENEFITS SALE

     On December 31, 2003, CNA completed the sale of the majority of its Group Benefits business, CNA Group Life Assurance Company (CNAGLA), a wholly owned subsidiary of CCC, and Stedman, a wholly owned subsidiary of the Company, to Hartford. In connection with the sale, CNAF received consideration of approximately $530 million and recognized an after-tax realized investment loss on the sale of $130 million. CAC received approximately $3.0 million of consideration and recognized an after-tax realized gain of $0.5 million on the sale of Stedman.

     CAC, along with CCC, had entered into an indemnity reinsurance agreement with CNAGLA effective January 1, 2001. CNAGLA was created as part of an overall plan to move substantially all of the group life and health insurance business from CAC to other insurance subsidiaries of CNAF. In 2003, the business sold included group life and accident, short and long term disability and certain other products. CNA's group long term care and specialty medical businesses were excluded from the sale, and were therefore commuted from CNAGLA to CCC and CAC prior to the sale. In connection with this commutation, CAC's assets increased by $13 million and liabilities decreased by $13 million, resulting in a $26 million commutation gain.

DISPOSITION OF CNA TRUST

     In December of 2003, CAC contributed CNA Trust to CCC in the form of a dividend of $36.5 million. During 2000, CAC had acquired the 100% interest in CNA Trust from an affiliate, CPI Group, Inc. (which is a wholly owned subsidiary of The Continental Corporation, which is wholly owned by CNAF) for a consideration of $34.0 million paid in cash. The net assets acquired were approximately $26.8 million. The purchase price paid was approximately $7.2 million in excess of the net assets of CNA Trust, and this amount was accounted for as a reduction in additional paid in capital in 2000. Therefore as a result of the sale, additional paid in capital was increased by $7.2 million and a realized loss on sale of $7.2 million was recorded in 2003.

     The assets and liabilities of CNA Trust were $200.6 million and $164.6 million as of December 31, 2002. The revenues of CNA Trust were $27.4 million, $28.6 million and $25.7 million for the years ending December 31, 2003, 2002 and 2001. Net income was $0.4 million, $4.3 million and $1.4 million for the years ending December 31, 2003, 2002 and 2001.

CNA LIFE OF CANADA DISPOSITION

     In October of 2002, the Company sold CNA Life Insurance Company of Canada (CNA Canada), a 100% owned subsidiary, to The Canada Life Assurance Company. In connection with the sale, CAC received proceeds of $36.1 million and recorded an after-tax realized loss of $2.7 million. CNA Canada's operations for 2002 yielded income of $3.5 million after tax.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 15.--(CONTINUED)

     CNA Canada's net earned premiums were $5.2 million and $5.2 million for the years ended December 31, 2002 and 2001. Net income was $0.8 million and $1.0 million for the years ended 2002 and 2001.

VARIABLE LIFE AND ANNUITY TRANSACTION

     In July of 2002, the Company entered into an agreement, whereby Phoenix acquired the variable life and annuity business of VFL through a coinsurance arrangement, with modified coinsurance on the separate accounts.

     As a result of this agreement, Phoenix assumed net assets of $6 million. At December 31, 2003, approximately $492 million of separate account assets and $492 million of separate account policy reserves related to the variable life and annuity business continue to be held by the Company and are reported in Separate Account business in the assets and liabilities sections of the Consolidated Balance Sheet. At December 31, 2002, approximately $479 million of separate account assets and $479 million of separate account policy reserves related to the variable life and annuity business continue were held by the Company.

     The variable life and annuity business' premiums and fee income were $8 million and $11 million for the years ended December 31, 2002 and 2001. Net loss was $5 million and $44 million for the years ended December 31, 2002 and 2001.

CNA VIDA DISPOSITION

     In the first quarter of 2002, the Company completed the sale of the common stock of CNA Holdings Limited and its subsidiaries (CNA Vida), CNA's life operations in Chile, to Consorcio Financiero S.A. (Consorcio). In connection with the sale, CAC received proceeds of $73.1 million and recorded an after-tax loss from discontinued operations of $34.9 million. This loss is composed of $37 million, net of tax, realized loss on the sale of CNA Vida and income of $2 million, net of tax, from CNA Vida's operations for 2002.

     CNA Vida's net earned premiums were $24 million and $76.3 million for the years ended December 31, 2002 and 2001. Net income was $2 million and $10.7 million for the years ended 2002 and 2001. CNA Vida's results of operations, including the loss on sale, are presented as discontinued operations in all periods presented.

WORLD TRADE CENTER EVENT

     CAC's estimate of the claim and claim adjustment expenses arising from the September 11, 2001 World Trade Center disaster and related events (WTC) is based on a total industry loss of $50 billion and includes all lines of insurance. As of December 31, 2001, CAC had recorded incurred claim and claim adjustment expenses in the amount of $22.1 million, pre-tax, net of reinsurance, related to the WTC event. On a gross basis, CAC recorded gross incurred claim and claim adjustment expenses of $95.8 million. CAC recorded corresponding reinsurance recoverables of $73.7 million. As of December 31, 2001, the

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 15.--(CONTINUED)

outstanding claim and claim adjustment expense reserves, gross and net of reinsurance, were $64.6 million and $16.0 million, respectively. During both 2003 and 2002, the Company reduced the reserves related to the WTC event in the Company. As of December 31, 2003, the Company believes its remaining recorded reserves, net of reinsurance, for the WTC event are adequate.

NOTE 16. DIVIDEND TO PARENT

     In December of 2003 and 2002, CAC paid a dividend to its Parent, CCC, in the amount of $500 million and $350 million. These dividends received prior approval from the Illinois Department of Insurance.

NOTE 17. SUBSEQUENT EVENTS

     In February of 2004, CNAF entered into a definitive agreement to sell its individual life insurance business to Swiss Re for approximately $700 million. The business sold includes term, universal and permanent life insurance policies and individual annuity products. CNAF's individual long term care and structured settlement businesses are excluded from the sale. This transaction will be accomplished through (i) the acquisition by Swiss Re of all the outstanding capital stock of VFL from the Company, (ii) a reinsurance transaction in which the Company will cede to Swiss Re, on a 100% indemnity reinsurance basis, its individual life insurance business, and (iii) the acquisition by Swiss Re of all of the outstanding capital stock of CNA International Life Corp., a Cayman Islands segregated portfolio company and wholly-owned subsidiary of the Company. Under terms of the agreement, CNAF ceased accepting new applications for individual life and annuity products as of March 5, 2004. The transaction is expected to be completed on or before April 30, 2004, subject to certain customary closing conditions and regulatory approvals. Upon completion of the sale, it is anticipated that approximately 300 employees will transfer to Swiss Re. The Company anticipates recognizing a pre-tax loss of $569 million upon completion of the sale in 2004.

     Related to the sale, effective January 1, 2004, VFL's pooling agreement with the Company was terminated. The depooling had no significant impact on the Company's consolidated equity or statutory capital and surplus.

                                                                      APPENDIX A

               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

               PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

INTRODUCTION

     In January 2003, the Securities and Exchange Commission (SEC) adopted rule and form amendments designed to increase public disclosure of how registered investment companies vote proxies, i.e., proposals requesting shareholder vote on a potential corporate action. Among the requirements of the new rule is that mutual funds that invest in voting securities disclose in their Statement of Additional Information (SAI) the policies and procedures they use to determine how to vote proxies relating to the equity securities and, to the extent required by applicable law, debt securities in their portfolio. Each fund is also required to file with the SEC and to make available to its shareholders an annual record of how it voted proxies relating to portfolio securities. To that end, Continental Assurance Company Separate Account (B) (the Account) delegates to its investment advisor (Continental Assurance Company, defined herein as the Manager) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Account. The proxy voting process shall remain subject to the supervision of the Committee of the Account (Committee).

     The Committee views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Account. Consistent with this goal, the Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Committee maintains a policy of seeking to protect the best interests of the Account should a proxy issue potentially implicate a conflict of interest between the Account and the Manager or its affiliates.

DELEGATION TO THE MANAGER

     The Account delegates to the Manager the responsibility for voting proxies on behalf of the Account. The Manager is expected to identify and seek to obtain the optimal benefit for the Account. The Manager shall ensure that the policies relied on for voting Account shares are written and meet certain minimum standards, as follows:

     The policies are expected to be reasonably designed to protect the best interests of the Account.

     The proxy voting guidelines are expected to be set forth in sufficient detail. The Manager's current proxy guidelines are set forth as Exhibit A hereto. The proxy voting guidelines should address at least the following issues:

     - The extent to which the Manager delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

     - Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and

     - Policies regarding the extent to which the Manager will support or give weight to the views of management of a portfolio company.

     The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Account and the interests of the Manager or its affiliates, and to resolve any conflicts of interest based on the best interests of the Account. If the matter involves an issue that is specifically addressed in the Manager's proxy voting policies, the proxy shall be cast in accordance with those policies.

     To the extent that a Manager identifies a material conflict of interest between itself and the interests of the Account, the Manager shall notify the Committee at least annually and confirm how the conflict was resolved.

     The Manager is expected to deliver to the Committee its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

     - Name of the issuer of the portfolio security;

     - Exchange ticker symbol of the portfolio security;

     - The CUSIP number of the portfolio security;

     - The shareholder meeting date;

     - A brief identification of the matter voted on;

     - Whether the matter was proposed by the issuer or by a security holder;

     - Whether the registrant cast its vote on the matter;

     - How the registrant cast its vote; and

     - Whether the registrant cast its vote for or against management.

     The Manager shall report at least annually to each Account's Committee, on the Account's proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Manager's proxy voting policy, and any recommended changes in the Account's proxy voting policies.

RESERVATION OF AUTHORITY OF THE ACCOUNT

     The Committee shall annually review the proxy voting policy of the Manager to ensure that the Manager seeks the best interests of the Account in voting proxies for the Account, as described above. Additionally, the Account recognizes that in certain circumstances, the Manager may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Account. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, the Manager could abstain from voting. In particular, the Account recognizes the following circumstances where voting might not be in the best interests of the Account:

     - Voting a proxy for securities held in a passively managed index fund;

     - Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

     - Voting a proxy for securities that have been loaned by the Account and would have to be recalled in order to submit a proxy vote.

RECORDKEEPING

     Rule 30b1-4 under the Investment Company Act of 1940 requires each Account to file its complete proxy voting record on an annual basis (for each fiscal year ending June 30) on Form N-PX no later than August 31 of each year, beginning in 2004. The Account expects that the Manager will prepare and file Form N-PX on behalf of each Account. In addition, it is expected that the Manager will post this data on a public website, the address of which will be disclosed for the benefit of shareholders in the statement of additional information of any Account filing its annual registration statement update on or after July 1, 2004.

     The Committee of the Account has approved this policy effective October 23, 2003.

                                                                       EXHIBIT A

                   CONTINENTAL ASSURANCE COMPANY ("MANAGER")

                          POLICY AND PROCEDURE MANUAL

ADMINISTRATION

  VOTING CLIENT AND FUND PROXIES

PRIMARY RESPONSIBILITY                 Portfolio Manager for Client Accounts
SECONDARY RESPONSIBILITY               Area Head for Investments and Corporate Treasury
OVERSIGHT RESPONSIBILITY               Legal Department
BUSINESS AREA                          Investments and Corporate Treasury
ISSUE DATE                             October 31, 2003
REVISION DATE

POLICY:

     ALL PROXIES FOR CLIENT SECURITIES FOR WHICH CONTINENTAL ASSURANCE COMPANY ("MANAGER") HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF MANAGER'S CLIENTS, INCLUDING THE FUNDS(1) AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO MANAGER OR ITS AFFILIATES. MANAGER SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. IN ADDITION, MANAGER SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, MANAGER SHALL VOTE AS THE CLIENT INSTRUCTS.

     MANAGER ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF MANAGER'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO MANAGER, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

     Manager's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

---------------

(1) A Fund is a registered investment company or series of a registered investment company managed or advised by Manager.

PROCEDURES:

I.  ACCOUNT POLICIES

     Except as otherwise directed by the client, Manager shall vote proxies on securities held in a Fund.

II.  PROXY COMMITTEE

     Manager shall establish a Proxy Committee, which shall be composed of the Area Head for Investments and Corporate Treasury, the portfolio manager for client accounts and the Law Department representative responsible for investment company compliance.

     Its functions shall include, in part,

          (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) and (B) below or which proposals require special consideration under III (C) below,

          (b) annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

          (c) annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

          (d) development and modification of Voting Procedures as it deems appropriate or necessary.

     In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs.

     In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Manager, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

     The Proxy Committee shall determine the outcome of a particular vote based on the vote of a majority of its members. Two members shall constitute a quorum for any vote. Votes may be taken in person, by written consent, by facsimile or by telephone. Votes of the Proxy Committee shall be recorded and provided to the client at least annually. No member may vote on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer to whom a proposal relates, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDELINES

     In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions are rejected. Individual merger and corporate restructuring proposals are reviewed on a case-by-case basis.

A.  PROPOSALS USUALLY VOTED FOR

     Manager will vote in favor of the following proposals, unless otherwise directed by the Proxy Committee:

          1. AUDITORS. Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent if the audit fees billed by the auditor to the investee company and its affiliates is at least 25% of its total fees for all services provided to the investee company and its affiliates.

          2. DIRECTORS. Proposals for the election of Directors or an increase or decrease in the number of Directors provided a majority of directors would be independent. However, Manager will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

          3. COMPENSATION. Proposals for specific compensation for employees/directors if provisions are consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans. Manager requires management to provide substantial justification for the repricing of options.

          4. DEBT LIMITS. Proposals for an increase in debt limit, unless proposed specifically as an anti-takeover action.

          5. INDEMNIFICATION. Proposals to approve indemnification of the Board of Directors through self-insurance plans or purchase of insurance. It is not the intent to eliminate Director Responsibility for negligence and or breaches of fiduciary duty.

          6. MEETING. Proposals to approve the minutes of a prior meeting; proposals to change the date or location of the annual meeting.

          7. NAME OF COMPANY. Proposals to approve a change in the company name.

          8. PRINCIPAL OFFICE. Proposals to change the location of the company's principal place of business provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

          9. REPORT AND ACCOUNTS. Proposals to approve the annual reports and accounts provided the certifications required by Sarbanes Oxley Act 2002 have been provided.

          10.  PAR VALUE.  Proposals to change the par value of the stock.

          11. SHARES. Proposals for the elimination of authorized but un-issued shares or retirement of those shares purchased for a sinking fund or treasury stock; proposals to increase the authorized shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action.

          12. SHARE REPURCHASE PROGRAMS. Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

          13. INDEPENDENT COMMITTEES. Proposals that request that the board audit, compensation and/or nominating committees include independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

          14. EQUAL OPPORTUNITY EMPLOYMENT. Proposals that endorse the recruitment, development, and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

B.  PROPOSALS USUALLY VOTED AGAINST

     Manager will vote against the following proposals, unless otherwise determined by the Proxy Committee.

          1. SUPER MAJORITY VOTING. Proposals to require a majority vote larger than 51% of outstanding shares to approve any proxy proposal. Such proposals are largely intended to support management positions prior to the occurrence of a particular event.

          2. CUMULATIVE VOTING. Proposals, which allow more than one vote per share in the election of directors. Directors should represent all shareholders equally as opposed to group influences.

          3. PREFERRED STOCK, WARRANTS, RIGHTS, POISON PILLS. Proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint.

          4. RECLASSIFICATION OF COMMON STOCK. Proposals to change voting rights by type of Common stock or for long term holders versus new holders.

          5. WRITTEN CONSENT. Proposals to eliminate the right of shareholders to act by written consent without a meeting.

C.  ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A OR B ABOVE.

     A Portfolio Manager or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) or (B) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

     The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

D.  PROPOSALS REQUIRING SPECIAL CONSIDERATION

     The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determines to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

          1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

          2. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted as specified by the client.

          3. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

          4. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A) and (B), e.g., election of directors, selection of accountants.

          5. MERGERS/ACQUISITIONS. Proposals where a hostile merger/acquisition is apparent or where Manager represents ownership in more than one of the companies involved in a potential merger/ acquisition. Proposals for potential mergers/acquisitions, which do not appear to be hostile, shall be voted based on previously stated Guidelines.

          6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) and (B) above will be reviewed individually.

          7.  EXECUTIVE/DIRECTOR COMPENSATION.  Except as provided in III
     (A)(4), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

          8. ANNUAL EVALUATION OF NEW ISSUES. During the first quarter of each year, the Proxy Committee will consider any new controversial issues that are likely to be on the ballots during the upcoming proxy season. The Proxy Committee will also be notified in the unusual instance when an analyst or portfolio manager feels strongly that the best interests of shareholders would be served by deviating from our standard policy on a specific proposal.

          9. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

     If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.  TESTING AND MONITORING:

  PERTINENT REGULATION/COMPLIANCE:

     Manager shall review compliance with this policy at least annually.

                                    [B LOGO]

                     Group
                     Variable
                     Annuity
                     Contracts
                     STATEMENT OF ADDITIONAL INFORMATION


                     Dated: April 30, 2005


                              CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

[CNA LOGO]

                                     PART C

                               OTHER INFORMATION


ITEM 29.  FINANCIAL STATEMENTS AND EXHIBITS.


(A)  FINANCIAL STATEMENTS:


                                                                 PAGE NUMBERS
                                                                    IN 2004
                                                                 ANNUAL REPORT
                                                                TO PARTICIPANTS
                                                                ---------------
Financial Statements of Continental Assurance Company
  Separate Account (B):
  Schedule of Investments...................................           4
  Statement of Operations...................................           8
  Statement of Assets and Liabilities.......................           8
  Statement of Changes in Participants' Equity..............           9
  Notes to Financial Statements.............................          10
  Independent Registered Public Accounting Firm's Report....          13



                                                                                  PAGE NUMBERS
                                                                                  IN STATEMENT
                                                                PAGE NUMBERS      OF ADDITIONAL
                                                                IN PROSPECTUS      INFORMATION
                                                                -------------    ---------------
  Statutory Financial Information of Continental
  Assurance Company Separate Account (B)....................         12
Statutory Financial Statements of Continental Assurance
  Company:
  Independent Registered Public Accounting Firm's Report.....................          12
  Consolidated Statements of Operations......................................          13
  Consolidated Balance Sheets................................................          14
  Consolidated Statements of Cash Flows......................................          15
  Consolidated Statements of Stockholder's Equity............................          16
  Notes to Consolidated Financial Statements.................................          17


     (B)  EXHIBITS:


           *
           *
        (13)   Consent of Independent Registered Public Accounting Firm.
        (14)   2004 Annual Report to Participants of Separate Account (B).
           *


* Previously filed

ITEM 30. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY.


     The following table sets forth certain information regarding:

          (a) each director or officer of CAC who is engaged directly or indirectly in activities relating to Separate Account (B) or the variable annuity contracts offered by Separate Account (B); and

          (b) each executive officer of CAC (including CAC's president, secretary, treasurer and certain vice presidents).


                                                                                        POSITIONS AND
                                                                                         OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS      POSITIONS AND OFFICES WITH CAC              SEPARATE ACCOUNT (B)
-----------------------------------      ------------------------------              --------------------
*Stephen W. Lilienthal.................  Chairman, Chief Executive Officer and               None
                                         President

*James Lewis...........................  President and CEO, Property and Casualty            None
                                         Operations

*Thomas Pontarelli.....................  Executive Vice President, Corporate                 None
                                         Services and Runoff Operations

*D. Craig Mense........................  Executive Vice President and Chief          Principal Accounting
                                         Financial Officer                              and Financial
                                                                                           Officer

*Jonathan D. Kantor....................  Executive Vice President, General Counsel           None
                                         and Secretary

*Michael Fusco.........................  Executive Vice President, Chief Actuary             None

*Peter W. Wilson.......................  Executive Vice President, Global Specialty          None
                                         Operations

*John P. Golden........................  Executive Vice President, Information               None
                                         Technology

*Gary J. Owcar.........................  Executive Vice President, Worldwide                 None
                                         Standard Lines

Lori S. Komstadius.....................  Executive Vice President, Human Services            None

Janet D. Frank.........................  Executive Vice President, Field Operations          None


---------------

*  The principal business address is CNA Center, Chicago, Illinois 60685.

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.



COMPANY                                                       SUBSIDIARY OF   PLACE OF INCORPORATION
-------                                                       -------------   ----------------------
American Casualty Company of Reading, Pennsylvania..........                  Pennsylvania
CNA Insurance Company (Europe) Ltd..........................       CNAF       United Kingdom
CNA Financial Corporation...................................      Loews       Delaware
CNA Surety Corporation......................................                  Delaware
Continental Assurance Company...............................                  Illinois
Continental Casualty Company................................        TCC       Illinois
Continental Insurance Company of Newark, New Jersey.........                  New Jersey
Firemen's Insurance Company of Newark, New Jersey...........                  New Jersey
Loews Corporation...........................................       None       Delaware
National Fire Insurance Company of Hartford.................                  Connecticut
The Buckeye Union Insurance Company.........................                  Ohio
The Continental Insurance Company...........................                  South Carolina
The Continental Corporation.................................       CNAF       New York
The Glens Falls Insurance Company...........................                  Delaware
Transcontinental Insurance Company..........................                  New York



     These are the principal affiliates of Continental Assurance Company. All other affiliates, when aggregated, are not considered significant. Except as indicated, all subsidiaries listed are direct or indirect wholly owned subsidiaries of Continental Casualty Company and, therefore, are under common control with Continental Assurance Company, the investment adviser which is a direct subsidiary of Continental Casualty Company. See "Description of CAC and Separate Account (B)" in the Prospectus for a description of the relationship between Continental Casualty Company, The Continental Corporation ("TCC"), CNA Financial Corporation ("CNAF") and Loews Corporation ("Loews"). Each of Loews and CNAF file consolidated financial statements which include all of their respective subsidiaries with the Securities and Exchange Commission. No other company listed other than Continental Assurance Company (as part of this registration statement) files financial statements with the Securities and Exchange Commission.



ITEM 32.  NUMBER OF CONTRACTOWNERS.



     As of March 31, 2005, Separate Account (B) had   qualified Contractholders.



ITEM 33.  INDEMNIFICATION



     CNA Financial Corporation (which owns all of the voting securities of TCC, which, in turn, owns all of the voting securities of Casualty which, in turn, owns all of the voting securities of CAC) provides indemnification to the Committee Members of Separate Account (B) under certain circumstances. CNA Financial Corporation also purchased Directors' and Officers' Liability Coverage ("D&O Coverage") for its directors and officers, as well as the Committee Members, from six different insurers (XL Specialty Insurance Co., Gulf Insurance Company, Houston Casualty Company, Darwin Professional Underwriters, Zurich Insurance Companies, and Endurance Specialty Insurance Limited). The total amount of D&O

Coverage purchased for the Committee Members is $60,000,000 per claim/aggregate ($10,000,000 limits form each of the six companies). The retention for individual directors and officers is $0.


ITEM 34.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     CAC provides investment advisory services to the Registrant. CAC is a stock life insurance company which was organized under the Illinois Insurance Code in 1911. CAC's life insurance business involves the writing of group and individual life insurance, accident and health insurance, and annuity policies. CAC has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. See the information concerning CAC set forth in Parts A and B. No director or officer of CAC is or has been, at any time during the past two years, engaged for his or her own account or as director, officer, employee, partner, or trustee in any other business, profession, vocation, or employment of a substantial nature.


ITEM 35.  PRINCIPAL UNDERWRITERS.


     Except for Registrant, CAC does not act as the principal underwriter, depositor, sponsor, or investment adviser for any other investment company.


NAME AND PRINCIPAL                              POSITIONS AND OFFICES     POSITIONS AND OFFICES
BUSINESS ADDRESS*                                 WITH UNDERWRITER           WITH REGISTRANT
------------------                            -------------------------   ---------------------
Dennis R. Hemme............................   Vice President and          Committee Member and
CNA Center - 23 South,                        Treasurer                   Chairman
Chicago, IL 60685

Marilou R. McGirr..........................   Vice President and          Committee Member and
CNA Center - 23 South,                        Assistant Treasurer         Portfolio Manager
Chicago, IL 60685

Lynne Gugenheim............................   Senior Vice President       Secretary of
                                                                          Committee
CNA Center - 23 South,                        and Deputy General
Chicago, IL 60685                             Counsel


---------------

* Please see Item 29 for the Names, Principal Business Addresses, and Positions and Offices with Underwriter of the executive officers of CAC. Please see Item 29 for the above information as it pertains to the executive officers of the Underwriter (CAC).

                                    NET UNDERWRITING   COMPENSATION ON
                                     DISCOUNTS AND      REDEMPTION OR     BROKERAGE          OTHER
NAME OF PRINCIPAL UNDERWRITER         COMMISSIONS       ANNUITIZATION    COMMISSIONS      COMPENSATION
-----------------------------       ----------------   ---------------   -----------   ------------------
Continental Assurance Company.....        None              None            None              None


ITEM 36.  LOCATION OF ACCOUNTS AND RECORDS.



     The books, accounts, and other documents required to be maintained by
Section 31 of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Secretary of the Committee at: CNA Center, 23 South, Chicago, Illinois 60685, Attention: Lynne Gugenheim - Secretary of Separate Account (B).



ITEM 37.  MANAGEMENT SERVICES.


     Other than as set forth under Part B of this Form, the Registrant is not a party to any management-related service contract.

ITEM 38.  UNDERTAKINGS.


     Not Applicable

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to its Registration Statement on Form N-3 and has caused this post-effective amendment to its Registration Statement on Form N-3 to be signed on its behalf, in the City of Chicago, and State of Illinois, on the 1st day of March, 2005.


                                          CONTINENTAL ASSURANCE COMPANY SEPARATE
                                          ACCOUNT (B)

                                          By: /s/    DENNIS R. HEMME
                                            ------------------------------------
                                              Dennis R. Hemme, Chairman of
                                              Committee

                                          CONTINENTAL ASSURANCE COMPANY

                                          By: /s/ STEPHEN W. LILIENTHAL
                                            ------------------------------------
                                              Stephen W. Lilienthal, Chairman,
                                              Chief Executive Officer and
                                              President

     Each member of the Committee of Continental Assurance Company Separate Account (B) whose signature appears below and each executive officer and director of Continental Assurance Company whose signature appears below hereby constitutes and appoints Jonathan D. Kantor and Lynne Gugenheim, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments filed after the date hereof to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

     As required by the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the date indicated.


                  SIGNATURE                                     TITLE                       DATE
                  ---------                                     -----                       ----
             /s/ DENNIS R. HEMME               Chairman of Committee and Member of      March 1, 2005
---------------------------------------------  Committee of Separate Account (B)
               Dennis R. Hemme

             /s/ RICHARD T. FOX                Member of Committee of Separate Account  March 1, 2005
---------------------------------------------  (B)
               Richard T. Fox

                  SIGNATURE                                     TITLE                       DATE
                  ---------                                     -----                       ----
            /s/ MARILOU R. MCGIRR              Member of Committee of Separate Account  March 1, 2005
---------------------------------------------  (B)
              Marilou R. McGirr

           /s/ PETRINE J. NIELSEN              Member of Committee of Separate Account  March 1, 2005
---------------------------------------------  (B)
             Petrine J. Nielsen

             /s/ PETER J. WRENN                Member of Committee of Separate Account  March 1, 2005
---------------------------------------------  (B)
               Peter J. Wrenn

             /s/ LYNNE GUGENHEIM               Secretary of Committee (Principal        March 1, 2005
---------------------------------------------  Executive Officer)
               Lynne Gugenheim

             /s/ D. CRAIG MENSE                (Principal Financial and Accounting      March 1, 2005
---------------------------------------------  Officer)
               D. Craig Mense

          /s/ STEPHEN W. LILIENTHAL            Director, Chairman, Chief Executive      March 1, 2005
---------------------------------------------  Officer and President (Principal
            Stephen W. Lilienthal              Executive Officer)

             /s/ D. CRAIG MENSE                Director, Executive Vice President and   March 1, 2005
---------------------------------------------  Chief Financial Officer (Principal
               D. Craig Mense                  Financial and Accounting Officer)

           /s/ JONATHAN D. KANTOR              Director, Executive Vice President,      March 1, 2005
---------------------------------------------  General Counsel and Secretary
             Jonathan D. Kantor

             /s/ JAMES R. LEWIS                Director, President and CEO, Property &  March 1, 2005
---------------------------------------------  Casualty Operations
               James R. Lewis

            /s/ THOMAS PONTARELLI              Director, Executive Vice President,      March 1, 2005
---------------------------------------------  Corporate Services and Runoff
              Thomas Pontarelli                Operations

             /s/ JANET D. FRANK                Executive Vice President, Field          March 1, 2005
---------------------------------------------  Operations
               Janet D. Frank

              /s/ MICHAEL FUSCO                Executive Vice President, Chief Actuary  March 1, 2005
---------------------------------------------
                Michael Fusco

                  SIGNATURE                                     TITLE                       DATE
                  ---------                                     -----                       ----

             /s/ JOHN P. GOLDEN                Executive Vice President, Information    March 1, 2005
---------------------------------------------  Technology
               John P. Golden

           /s/ LORI S. KOMSTADIUS              Executive Vice President, Human          March 1, 2005
---------------------------------------------  Resources
             Lori S. Komstadius

              /s/ GARY J. OWCAR                Executive Vice President, Worldwide      March 1, 2005
---------------------------------------------  Standard Lines
                Gary J. Owcar

             /s/ PETER W. WILSON               Executive Vice President, Global         March 1, 2005
---------------------------------------------  Specialty Operations
               Peter W. Wilson

                                 EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
   *